Exhibit 10.40

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission.  Asterisks denote omissions.

CERTIFICATE OF SATISFACTION and

FIRST AMENDMENT TO LOAN PROGRAM AGREEMENT

This Certificate of Satisfaction and First Amendment to Loan Program Agreement (the “Certificate and Amendment”) is entered into this 15th day of July, 2010, by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and SunTrust Bank, a Georgia state-chartered banking corporation having an office located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SunTrust”).  Capitalized terms used in this Certificate and Amendment without definition have the meanings assigned to them in the Loan Program Agreement (as defined below).

WHEREAS, FMER, FMC, and SunTrust executed the Loan Program Agreement by and among the Parties dated as of April 20, 2010 (the “Loan Program Agreement”); and

WHEREAS, pursuant to Section 18.1.1 of the Loan Program Agreement, the Parties agreed to the Effectiveness Conditions, the satisfaction or waiver of which was required prior to the establishment of the Effective Date of the Loan Program Agreement; and

WHEREAS, the Parties agree that each of the Effectiveness Conditions has been satisfied or waived, as more fully set forth in this Certificate and Amendment; and

WHEREAS, the Parties desire to execute this Certificate and Amendment as the Effective Date Communication contemplated by Section 18.1.1 of the Loan Program Agreement, and hereby to establish the Effective Date as July 15, 2010; and

WHEREAS, the Parties desire to amend the Loan Program Agreement as set forth in this Certificate and Amendment.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                      Satisfaction or Waiver of Effectiveness Conditions. The Parties agree that, as of July 15, 2010:

(a) Each of SunTrust, FMC, and the Servicer has executed the Servicing Agreement, a copy of which is attached hereto as Exhibit A;

(b) SunTrust, FMC and FMER have agreed to amend the Loan Program Agreement in lieu of entering into a Participation Account Deposit Agreement, and accordingly each of them hereby (i) waives the Effectiveness Condition with respect to a Participation Account Deposit Agreement set forth in Section 18.1.1(b) of the Loan Program Agreement, and (ii) agrees to amend the Loan Program Agreement as set forth in Section 3 of this Certificate and Amendment;

(c) Except for items identified by SunTrust prior to the date hereof as items to be addressed by the Parties after the Effective Date, the Program Guidelines attached to this Certificate and Amendment as Exhibit B are hereby approved and adopted by the Parties, including the Servicing Guidelines, the forms of Credit Agreements and Truth-in-Lending Disclosures contained therein;

(d) Documents attached hereto as Exhibits C1, C2, and C3 establishing and governing the purchase of Charged Off Loans by MG Student Loan Trust 2010-1 are hereby approved by FMC and SunTrust in substantially the form attached hereto;

(e) Except for items identified by SunTrust prior to the date hereof as items to be addressed by the Parties after the Effective Date, SunTrust hereby approves the Online Application System, including processes for complying with Title X, as set forth in the Program Guidelines;

(f) Except for items identified by SunTrust prior to the date hereof as items to be addressed by the Parties after the Effective Date, SunTrust hereby approves the FMC Website and FMC Materials, as provided to SunTrust prior to the Effective Date; and

(g) The TransUnion Addenda (TransUnion Master Services and FICO Score Services) required by TransUnion LLC have been executed, copies of which are attached to this Certificate and Amendment as Exhibits D1 and D2, and the Agreement for Fair Isaac Score Services entered among TransUnion, Fair Isaac Corporation, and SunTrust has been executed as of the date of this Certificate and Amendment.

2.                                      Effective Date Communication; Establishment of Effective Date. The Parties agree that:

(a) this Certificate and Amendment shall and hereby does constitute the Effective Date Communication required pursuant to Section 18.1.1 of the Loan Program Agreement; and

(b) the Effective Date is hereby established as July 15, 2010.

3.                                      Amendments to Loan Program Agreement Related to Participation Account. The Parties hereby agree to amend the Loan Program Agreement, effective immediately, to:

(a) delete the first paragraph of Section 7.1, prior to the beginning of Section 7.1.1, in its entirety and insert in place thereof and in substitution therefor the following:

“7.1                         Participation by FMC.  In connection with Loans originated and funded under the terms of this Agreement, FMC agrees to fund the Participation Account for charge off coverage and credit enhancement purposes.  The Participation Account shall be governed by this Article VII and the other provisions of this Agreement relating to the Participation Account (including, for example, Section 18.3.1) or otherwise necessary for the interpretation of this Article VII or any such provisions, including any definitions or other provisions set forth in Article I.  SunTrust agrees to compensate FMC, by paying to FMC an undivided fractional interest in the Portfolio Yield from its portfolio of such Loans, in addition to the other fees and amounts payable to FMC pursuant to Article VI and this Article VII.”

(b) add the following sentence as the new final sentence of Section 7.1.6:

“SunTrust shall be required to withdraw the amount of each such Participation Account Payment from the Participation Account and make each such Participation Account Payment to FMC no later than thirty (30) days after receipt of monthly reporting from the Servicer for the month in question.”

(c) delete Section 7.1.8 in its entirety and insert in place thereof and in substitution therefor the following:

“7.1.8             Monthly Statement; Review of Participation Reporting.  For so long as there are any funds in the Participation Account, SunTrust shall deliver to FMC, at its address provided pursuant to Section 19.1, no later than fifteen (15) days following the end of any calendar month, a written statement for the previous calendar month setting forth the balance of the Participation Account as of the last date of such month and all transactions with respect to funds in the Participation Account during such month, including all deposits, withdrawals, payments

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of interest (and the associated Effective Interest Rate during such period) and any other changes in the balance of the Participation Account, and the corresponding dates thereof within the period.  FMC shall review such monthly Participation Account statement during the first ten (10) days after receiving it and shall notify the SunTrust in writing (which may be in the form of an email communication) if it in good faith disputes any items in such report during such 10-day period.  If FMC disputes any item in the statement, the payments required in Section 7.1.4 relating to a disputed item shall be withheld until such dispute is resolved to the satisfaction of FMER, SunTrust and FMC.  If, within thirty (30) days of receiving a notice of dispute, the Parties are unable to resolve the dispute, any Party may invoke the dispute resolution procedures of this Agreement.”

(d)  delete the third and fourth sentences of Section 7.1.10 in their entirety;

(e)  add the following paragraphs as a new Sections 7.1.12, 7.1.13 and 7.1.14, respectively, of the Agreement:

“7.1.12        Interest on the Participation Account.  For so long as any funds or other amounts remain in the Participation Account, all such amounts shall bear interest on a monthly variable rate. The rate for each month shall be no less than the three-month London interbank offered rate, as published in the “Money Rates” table of The Wall Street Journal Eastern Edition (“LIBOR”) on a particular calendar day of the previous month, as established by SunTrust from time to time with prior notice to FMC, [**] basis points ([**]%) (the “Effective Interest Rate”). If The Wall Street Journal Eastern Edition is no longer available, FMC and SunTrust shall mutually adopt an alternate source for the three-month LIBOR index.

7.1.13              Additional Provisions Related to the Participation Agreement.  SunTrust acknowledges and agrees that the Participation Account shall be a restricted account to be used solely for the purposes described in this Agreement.  SunTrust further agrees that it shall not, and has no right to pursuant to this Agreement or otherwise, to withdraw, release, assign or otherwise transfer any funds, accrued interest, or other amounts or assets contained in the Participation Account (any of the foregoing, “Participation Account Assets”) for any purpose or to pay any funds or other amounts from the Participation Account to SunTrust or to any other Person except as and to the extent specifically authorized by this Article VII.  Except with respect to withdrawals, releases, payments and the enforcement of its security interest specifically authorized by this Agreement, SunTrust further acknowledges and agrees that it shall not transfer, assign or grant any control over the Participation Account or any Participation Account Assets to any other financial institution or other Person, including any Affiliate of SunTrust, without the prior written consent of FMC.  In the event that SunTrust desires to request such consent of FMC, SunTrust acknowledges and agrees that FMC shall be entitled to require that an agreement among FMC, SunTrust and such other Person regarding deposits, withdrawals, procedures and other matters with respect to the Participation Account and this Agreement be entered into prior to any such movement or transfer of the Participation Account or any Participation Account Assets, such agreement to be reasonably satisfactory to FMC.

7.1.14              Additional Representations, Warranties and Covenants of SunTrust Related to Participation Account.  SunTrust hereby represents, warrants and covenants to FMC and FMER that, as of the Effective Date, throughout the Term of this Agreement and until such time as no Participation Account Assets remain in the Participation Account:

(a) it is an organization engaged in the business of banking and is acting in such capacity in maintaining the Participation Account at SunTrust hereunder;

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(b) it has established the Participation Account as set forth in this Agreement, and will maintain it in the manner set forth herein until such time as no funds remain in the Participation Account;

(c) it has not entered into any currently effective agreement with any Person under which SunTrust may be obligated to comply with any instructions with respect to the Participation Account or any Participation Account Assets originated by a Person other than SunTrust or FMC; and SunTrust will not enter into any agreement with any Person under which SunTrust may be obligated to comply with any such instructions originated by a Person other than SunTrust or FMC;

(d) except for the claims and interests of SunTrust and FMC, SunTrust does not know or have notice of any claim to, or interest in, the Participation Account; SunTrust will keep the Participation Account and the Participation Account Assets free from all other security interests and all liens, encumbrances, garnishments, attachments, executions, levies and rights of any Person other than SunTrust or FMC;

(e) if SunTrust obtains any knowledge of any Person asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Participation Account, SunTrust will promptly notify FMC thereof;

(f) all cash and money delivered to SunTrust by FMC pursuant to this Agreement for deposit in the Participation Account will be promptly credited to the Participation Account;

(g) it shall not change a name, account number or designation of the Participation Account without the prior written consent of FMC.

4.                                      Amendments to Loan Program Agreement Related to Compensation Schedule. In addition, the Parties hereby agree to amend the Loan Program Agreement to delete that portion of the Compensation Schedule (Exhibit B to the Loan Program Agreement) labeled “FMC Variable Rate Compensation” and adopt in place thereof and in substitution therefor the Compensation Schedule labeled “Amended FMC Variable Rate Compensation” and attached to this Certificate and Amendment as Exhibit E.

5.                                      Multiple Counterparts.  This Certificate and Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement.

6.                                      GOVERNING LAW.  THIS CERTFICIATE AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN TO THOSE OF THE STATE OF GEORGIA.  EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CERTIFICATE AND AMENDMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

7.                                      Permitted Filing.  Each Party may file this Certificate and Amendment (with redactions as permitted by Requirements of Law) with the appropriate state or federal regulators, including the Securities and Exchange Commission, as required by such regulators.

8.                                      Full Force and Effect. As amended in this Certificate and Amendment, the Loan Program Agreement remains in full force and effect according to its terms.

[Signatures appear on next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Certificate and Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

SUNTRUST BANK

By:	/s/ W. Mark Smith
Name:	W. Mark Smith
Title:	Executive Vice President

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Daniel Maxwell Meyers
Name:	Daniel Maxwell Meyers
Title:	President and CEO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Michael Plunkett
Name:	Michael Plunkett
Title:	President

TABLE OF EXHIBITS

Exhibit A—Servicing Agreement

Exhibit B—Program Guidelines**

with Servicing Guidelines, Forms of Credit Agreements and Truth-in-Lending Disclosures

Exhibit C1—Trust Agreement for MG Student Loan Trust 2010-1

Exhibit C2—Administration Agreement

Exhibit C3—Special Servicing Agreement

Exhibit D1—TransUnion Addendum

Exhibit D2—TransUnion FICO Addendum

Exhibit E—Amended Compensation Schedule for Variable Rate Loans**

**Confidential treatment has been requested for this exhibit in its entirety.

EXHIBIT A

Servicing Agreement

PRIVATE STUDENT LOAN SERVICING AGREEMENT

FOR THE CUSTOM CHOICE PROGRAM

AMONG

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY,

SUNTRUST BANK

AND

THE FIRST MARBLEHEAD CORPORATION

THIS PRIVATE STUDENT LOAN SERVICING AGREEMENT FOR THE CUSTOM CHOICE PROGRAM (this “Agreement”) is made and dated as of July 15, 2010 (the “Effective Date”) , by and among the Pennsylvania Higher Education Assistance Agency (d/b/a American Education Services), a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (“Servicer”), SunTrust Bank, a Georgia State Bank, having an address at 1001 Semmes Avenue, Richmond Virginia 23224 (“Lender”) and The First Marblehead Corporation, a Delaware corporation, having an address at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”).

RECITALS

WHEREAS, Servicer was created by the Commonwealth of Pennsylvania by the Act of August 7, 1963, P.L. 549 for the purpose of improving higher educational opportunities and to that end Servicer is empowered to make, guarantee, undertake commitments to make or acquire and participate with lending or postsecondary institutions in the making of loans, servicing of loans, or otherwise providing loans of money to students; and

WHEREAS, Servicer has developed its loan servicing system (the “Loan Servicing System”) for the purpose of servicing Loans (as defined herein); and

WHEREAS, Servicer has developed various web-based products (“PHEAA Web-based Products”), which provide on-line automated capabilities to enhance services rendered to student borrowers; and

WHEREAS, Servicer has developed support services (“Support Services”) to enhance the Loan Servicing System and the PHEAA Web-based Products (collectively the “PHEAA System”), to include technical support, help desk, communications support, and information technology staff time; and

WHEREAS, the Servicer has expertise in the business of servicing private student loans and other education loans for lenders; and

WHEREAS,  Lender and FMC have created the Custom Choice education loan program (“Program”),which is described in the Program Guidelines (defined below), and FMC and Lender are responsible for structuring and assisting in implementing the Program; and

WHEREAS, Servicer, Lender and FMC will work collaboratively on future refinements and enhancements to the servicing procedures for the Programs; and

WHEREAS, the Lender desires to have FMC and/or one or more of its Affiliates provide Administrator Services (as defined below) in connection with this Agreement; and

WHEREAS, Lender and FMC desire to utilize the expertise of the Servicer to service such education loans in the Program consistent with this Agreement on behalf of FMC and Lender;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Servicer, Lender and FMC (hereinafter, collectively, the “Parties” and each, individually, a Party) do hereby agree to the following:

SECTION 1.  DEFINITIONS

1.01                        “Account” means the Loans collectively of an individual Borrower owned by Lender and for which FMC (and its Affiliates) serves as Program Administrator, which are serviced pursuant to this Agreement.

1.02                        “Additional Deferment for Re-enrollment” has the meaning given to it in Section F.4 of the Servicing Guidelines.

1.03                        “Adequately Protected” has the meaning given to it in Section 11.14.

1.04                        “Administrator Services” means the services provided by FMC or its Affiliates, and includes, but is not limited to post-disbursement portfolio administration, as further described in Section 2.03 of this Agreement.

1.05                        “Affiliate” means, with respect to an entity, another entity that at the time in question, directly or indirectly, owns or controls, is owned or controlled by, or is under common ownership or common control with the first entity.  For purposes of this Agreement, “control” shall mean the power to direct the management or affairs of an entity, the terms “common control” and “controlled by” shall have meanings correlative to the foregoing, and “ownership” shall mean the beneficial ownership of more than fifty per cent (50%) of the equity securities of the entity.

1.06                        “Agreement” means this Private Student Loan Servicing Agreement, including each Schedule and Exhibit provided for herein and each amendment hereafter adopted.

1.07                        “Applicant” means all co-applicants for a Loan under the Program Guidelines, including any proposed Borrower and any proposed Cosigner who begins an Application, regardless of whether the Application is completed.

1.08                        “Application” means a consumer’s application, whether in whole or in part, for a Loan under this Program.

1.09                        “Approval Disclosure” means the disclosure required by 12 C.F.R. § 226.47(b) and Section 128(e)(2) of the federal Truth-in-Lending Act, provided to the Borrower(s) by FMER, a copy of which FMER forwards to Servicer as part of the Loan file.

1.10                        “Approved School” means an institution of higher education eligible for participation in programs under Title IV of the Higher Education Act of 1965, as amended.

1.11                        “Armed Forces Forbearance” has the meaning given to it in Section G.8 of the Servicing Guidelines.

1.12                        “Borrower” means an individual who is the maker of a Credit Agreement and who obtains a Loan. “Borrower” includes both the primary obligor and any Cosigner.

1.13                        “Breach”, for purposes of Section 11.20, has the meaning given to it in Section 11.20.

1.14                        “Business Days” means any day other than a Saturday or Sunday, or a day on which the Servicer, Lender, or FMC is required or authorized by law to remain closed and on which any such Party does remain closed.

1.15                        “Cancellation Window” has the meaning given to it in Section D.1 of the Servicing Guidelines.

1.16                        “Change of Control” means, with respect to Servicer, the sale to any entity, individual or group of all or substantially all of Servicer’s assets used to perform the Services or the reorganization, merger or consolidation of Servicer with or into another entity.

1.17                        “Charged Off Loan” means a Loan that is at least [**] days delinquent in principal and interest or interest only or partial interest payments or that has experienced a “Charge Off”, as set forth in Section L.1 of the Servicing

Guidelines.

1.18                        “Charged Off Loan Roster” has the meaning given to it in Section L.2 of the Servicing Guidelines.

1.19                        “Clearinghouse” has the meaning given to it in Section F.1 of the Servicing Guidelines.

1.20                        “Confidential Business Information” has the meaning assigned to it in Section 11.02(c).

1.21                        “Cosigner” means a person other than the Student Borrower who executes a Credit Agreement with a Student Borrower and thereby assumes joint and several liability for the Loan.

1.22                        “Cosigner Release” has the meaning given to it in Section E.7.b of the Servicing Guidelines.

1.23                        “Credit Agreement” shall mean the promissory note or credit agreement executed by a Borrower or a Cosigner evidencing a Loan.

1.24                        “Custom Choice” means the Program.

1.25                        “Default Prevention Vendor” has the meaning given to it in Section 4.20.

1.26                        “Delinquency Guidelines” has the meaning given to it in Section 4.20.

1.27                        “Disclosing Party” has the meaning given to it in Section 11.02(e).

1.28                        “Early Termination Fees” shall mean the fees for early termination set forth in the Fee Schedule.

1.29                        “Effective Date” means the date this Agreement has been executed by all Parties and is approved as to form and legality by the Office of Attorney General of the Commonwealth of Pennsylvania.

1.30                        “Existing Servicing Agreement” means, together (i) as to FMC, the Amended and Restated Private Loan Servicing Agreement between FMC and Servicer dated as of September 28, 2006, as amended and (ii) as to Lender, any servicing agreement between Lender and Servicer which predates the Effective Date.

1.31                        “Fee Schedule” means the Schedule C attached hereto, as such schedule may be amended, modified or supplemented by the Parties from time to time pursuant to the terms and provisions hereof.

1.32                        “FMC” means The First Marblehead Corporation in its capacities as “FMC” and “Program Administrator” (as defined herein).

1.33                        “FMC Administrator Loans” shall have the meaning assigned to it in Section 2.03.

1.34                        “FMER” means First Marblehead Education Resources, Inc., an Affiliate of FMC.

1.35                        “Force Majeure” has the meaning given to it in Section 10.01.

1.36                        “Full Deferment” has the meaning given to it in Section E.2.b of the Servicing Guidelines.

1.37                        “Governmental Authority” means the federal government of the United States, any state government, or any political subdivision of either, or any agency, court or body of the federal government of the United States, of any state, or of any other political subdivision of either, exercising executive, legislative, judicial, regulatory or administrative functions.

1.38                        “Graduation Benefit” has the meaning given to it in Section E.7.d of the Servicing Guidelines.

1.39                        “Identity Theft Procedures” means the Procedures for Fraud Notification set forth in Section I of the Servicing Guidelines and as may be amended by agreement of the Parties pursuant to the terms thereof.

1.40                        “Immediate Repayment” has the meaning given to it in Section E.2.a of the Servicing Guidelines.

1.41                        “Interest Only” has the meaning given to it in Section E.2.c of the Servicing Guidelines.

1.42                        “In-School Deferment” has the meaning given to it in Section F.1 of the Servicing Guidelines.

1.43                        “Late Fees” has the meaning given to it in Section 4.13.

1.44                        “Late School Notification Forbearance” has the meaning given to it in Section G.5 of the Servicing Guidelines.

1.45                        “Lender” means SunTrust Bank.

1.46                        “Loan” means a loan of funds, including all disbursements thereof and financed fees, made by Lender to a Borrower under the Program.

1.47                        “Loan File” means Loan documentation and records required to be maintained by the Servicer pursuant to the Servicing Guidelines.

1.48                        “Loan Origination Fee” means a fee that is:  (i) charged by Lender to the Borrower of a Loan; (ii); and (ii) financed as a part of the Loan amount.

1.49                        “Loan Program Agreement” means that certain Loan Program Agreement, executed as of April 20, 2010, between Lender and FMC.

1.50                        “Loss” has the meaning given to it in Section 9.

1.51                        “Material Adverse Change” means, with respect to the Servicer, Lender or FMC, any condition or event that is reasonably likely to have a material adverse effect on (i) the business operations, property or condition (financial or otherwise) or prospects of the Party or (ii) the validity or enforceability of this Agreement or any of the Schedules or Exhibits hereunder.

1.52                        “Milestone” shall have the meaning given to it in Section 4.02(d).

1.53                        “Natural Disaster Forbearance” has the meaning given to it in Section G.7 of the Servicing Guidelines.

1.54                        “Notice” has the meaning assigned to it in Section 12.01.

1.55                        “NPPI” has the meaning given to it in Section 11.02(d).

1.56                        “Operational Audit” has the meaning given to it in Section 7.01.

1.57                        “Original Credit Agreement” means the signed first or first two pages of the Credit Agreement (beginning with the Borrower and Lender name and ending with a signature or signatures).

1.58                        “Outsourced Loan” has the meaning given to it in Section 4.20.

1.59                        “Partial Interest Payment” has the meaning given to it in Section E.2.d of the Servicing Guidelines.

1.60                        “Person” means a natural person, limited or unlimited liability corporation, limited liability company, limited liability partnership, partnership, association, trust or any other legal entity having the capacity to contract.

1.61                        “Personnel” means the employees, contractors, subcontractors, and agents of the specified Party.

1.62                        “PHEAA System” means the Loan Servicing System, the Web-Based Products and the Support Services developed and maintained by Servicer for the Servicing of Loans.

1.63                        “Program Guidelines” means, solely for the purpose of identifying Loans to be Serviced under the Agreement, the Servicing Guidelines for the Program as they may be modified from time to time by a writing signed by the Parties.

1.64                        “Program Administrator” means FMC (and its Affiliate FMER) in its performance of Administrator Services as set forth in this Agreement.

1.65                        “Proprietary Information” has the meaning given to it in Section 11.02(a).

1.66                        “Receiving Party” has the meaning given to it in Section 11.02(f).

1.67                        “Remedial Action Plan” has the meaning given to it in Section 4.02(d).

1.68                        “Repayment Date” has the meaning given to it in Section E.1 of the Servicing Guidelines.

1.69                        “Repayment Option” has the meaning given to it in Section E.2 of the Servicing Guidelines.

1.70                        “Required Reports Schedule” means the Schedule A attached hereto, as such schedule may be amended, modified or supplemented by the Parties from time to time pursuant to the terms and provisions hereof.

1.71

1.72                        “Sarbanes-Oxley” has the meaning given to it in Section 7.02.

1.73                        “Sensitive Customer Information” has the meaning given to it in Section 11.20.

1.74                        “Service”, “Services”, “Serviced”, “Servicing” shall mean to perform, in full compliance with terms and conditions of the Credit Agreements, the Servicing Guidelines, and the terms and conditions of this Agreement including, but not limited to, all duties, obligations, and procedures that are required of Servicer hereunder in connection with Loans.

1.75                        “Servicing Guidelines” means the Servicing Guidelines for the Program and approved by FMC and Servicer attached hereto as Exhibit A and as may amended by the Parties pursuant to the terms thereof.

1.76                        “Student Borrower” means the individual person who is enrolled at an institution of higher education eligible for the Program at the time of Application, executes a Credit Agreement for the purpose of obtaining a Loan from Lender under the Program, and who has proceeds disbursed under the Credit Agreement.

1.77                        “Subject Delinquency Period” has the meaning given to it in Section 4.20.

1.78                        “System Access Schedule” means the Schedule B attached hereto, as such schedule may be amended, modified or supplemented by the Parties from time to time pursuant to the terms and provisions hereof.

1.79                        “Third Party Service Provider” has the meaning given to it in Section 11.21.

1.80                        “Trade Secrets” has the meaning given to it in Section 11.02(b).

SECTION 2.  SCOPE OF AGREEMENT

2.01                        Existing Servicing Agreement.  The Parties hereby agree that, this Agreement shall not supersede or replace any Existing Servicing Agreement between Lender and Servicer and any such Existing Servicing Agreement remains in full force and effect in accordance with its terms.

2.02                        Services.  The Servicer agrees, in consideration of certain fees, to perform the Services set forth in this Agreement, including the Services set forth on each Schedule and Exhibit hereto, and any additional Services which Lender requests and the Servicer agrees to provide with respect to the Servicing of Loans in accordance with the Servicing Guidelines, for which account information and/or documentation shall be delivered to the Servicer.

2.03                        Role of FMC as Program Administrator.  Lender hereby appoints FMC (including its Affiliate FMER), as Program Administrator with respect to the Loans. Accordingly, Servicer shall (a) perform all services set forth in this Agreement for the Loans originated by the Lender and identified (at the loan program level) by FMC and Lender in product set-up and conversion (the “FMC Administrator Loans”), and (b) where appropriate, communicate with Program Administrator on behalf of the Lender for the Loans so originated and identified. All actions of the Program Administrator shall be made on behalf of Lender.   Directives provided by the Program Administrator to the Servicer and all modifications to this Agreement or the Servicing Guidelines shall be subject to Lender’s prior written approval, which shall not be unreasonably withheld. Program Administrator, and not Servicer, shall be required to obtain Lender’s written approval in all cases prior to providing such directive to Servicer. Without limiting the foregoing, Servicer shall provide the Services (as set forth in this Agreement and/or required by the Servicing Guidelines) to Program Administrator on behalf of Lender, including but not limited to:

i.                                          product set-up and conversion (as set forth in further detail in Section 4.02);

ii.                                       loan document custodial services;

iii.                                    remote system access;

iv.                                   reports, records, and other documents and data;

v.                                      customer service;

vi.                                   borrower billing and correspondence;

vii.                                collection of borrower payments;

viii.                             privacy policy distribution;

ix.                                   due diligence and default prevention (except as set forth in Section 4.20);

x.                                      governmental reporting and reporting to consumer reporting agencies; and

xi.                                   copies of required notices, including but not limited to notices of failed standards, security breaches, and OFAC violations.

Notwithstanding the foregoing, Lender shall (a) have direct, view-only system access to the PHEAA System as set forth in Schedule B, (b) contact Servicer directly in the event of escalated customer service issues that require Lender’s prompt attention for regulatory, accounting, or other reasons, and (c) have the right to audit Servicer directly as set forth in Section 7.

SECTION 3.                         TERM OF AGREEMENT

This Agreement shall commence on the Effective Date and shall continue until such time as the principal of and interest on the Loans which are the subject of this Agreement are paid in full, unless earlier terminated by any Party pursuant to Section 14. With respect to product set-up and conversion services (as set forth in further detail in Section 4.02), this Agreement shall continue for a period of two (2) years from the Effective Date, unless earlier terminated by any Party pursuant to the provisions of this Agreement, and shall automatically renew for an additional one (1) year period, unless terminated by any Party by written notice of non-renewal to the other Parties given at least one hundred and eighty (180) days prior to the end of the then current term.

SECTION 4.  Servicing Duties

4.01                        Servicing Duties.  Servicer shall provide and perform the Services in full compliance with: the terms of this Agreement; the Servicing Guidelines; and the terms and conditions of the Credit Agreements. Lender shall be responsible for the compliance of the Servicing Guidelines, Credit Agreements, privacy policies and disclosures and notices required with all federal and state laws and regulations.

4.02                        Product Set-up and Conversion.  Servicer agrees to perform product set-up and conversion Services with respect to the Loans which shall include, without limitation, the following:

(a)                                 Credit Agreement Forms.  Servicer shall promptly review Credit Agreement forms that are proposed by Program Administrator and, after mutual resolution of any comments thereon that affect the Servicing of Loans in connection with such forms, accept such forms for purposes of product set-up and conversion. The Parties may propose changes to the Credit Agreement forms from time to time. After mutual resolution of any comments thereon by the Parties, the Parties shall accept such forms for the origination (by FMER) and Servicing (by Servicer) for new Loans.

(b)                                 Servicing System Adaptation.  Servicer shall promptly review the Program product terms and pricing matrices proposed by Program Administrator for the Program launch and shall establish appropriate Servicing matrices and programs to support such product terms and pricing as of a mutually agreed Program launch date. The Parties shall publish a mutually agreeable launch date for the Program. Where changes do not require system changes other than table set-up, Servicer shall use commercially reasonable efforts to meet live Program dates requested by FMC, which date shall be no less than thirty (30) days, but not more than sixty (60) days from the date Servicer accepts (such acceptance not to be unreasonably withheld) the product and pricing matrix (or similar document containing the same information) for the Program; provided, however, that the Servicer agrees to use commercially reasonable efforts to complete the set-up process in a shorter time frame on a case-by-case basis in order to accommodate the business needs of Lender.   All changes or modifications must be provided to Servicer in writing, and formal amendments or addenda shall be signed prior to implementation.

It is understood and agreed by the Parties that Program Loans have both a fixed rate and variable rate option. The fixed rate for each Borrower who chooses the fixed rate option shall be provided by FMER to the Servicer in the servicer disbursement file at the Loan level. Program Administrator shall provide Servicer with updated pricing matrices (or similar document containing the same information) reflecting (i) changes to variable rate tiers, and, notwithstanding the time frames set forth in the previous paragraph, such changes shall be effective in the PHEAA System no less than fourteen (14) days, but not more than thirty (30) days from the date Servicer receives the updated pricing matrix (or similar document containing the same information), and (ii) changes to fixed rate tiers, and, notwithstanding the time frames set forth in the previous paragraph, such changes shall be effective in the PHEAA System not more than fourteen (14) days from the date Servicer receives the updated pricing matrix (or similar document containing the same information).

(c)                                Conversion.  Servicer agrees to accurately convert all Loan origination data provided by Program Administrator, which is necessary for servicing hereunder onto the PHEAA System. Servicer shall also, in a timely manner, return to the Program Administrator all Loan Files sent to the Servicer in error. Upon the identification of files which were sent in error, Servicer shall have no responsibility for such files other than the return of such files to Program Administrator or Lender.

(d)                                 Periodic Audit. Servicer agrees that no more than twice a year, upon no less than thirty (30) days after receipt of written notice, it shall cooperate with audits by Program Administrator of the product set-up and conversion services and communication and other protocols necessary for the efficient and accurate performance thereof. If any audit reveals any failure to adequately perform any such matter, Servicer shall within thirty (30) days of its receipt of the results of such audit, publish a remedial action plan that includes a schedule of tasks and objectives to be completed (each such task or objective, a “Milestone”) and provides for reports to Program Administrator or Lender with respect to each Milestone (“Remedial Action Plan”). Upon completion of the Remedial Action Plan, Program Administrator may, at a time mutually agreeable to the Parties, perform an additional audit to validate successful completion of the

Remedial Action Plan.

4.03                        Service Levels. Servicer agrees that, with respect to the Program, it shall adhere to the Service Level Agreement and customer service schedule set forth in the Private Student Loan Program Agreement between Servicer and Program Administrator dated as of February 5, 2010.

4.04                        Custody Procedure.  If an applicable document has been forwarded to the Servicer, the Servicer shall hold all Original Credit Agreements and related documents Serviced hereunder on behalf of the Lender and shall retain each such Credit Agreement and Loan File until seven (7) years after the earlier of (a) the date upon which the Loan evidenced by such Credit Agreement and related documents is paid in full or (b) the date upon which the Loan is removed from Servicer’s Loan Servicing System.  The Servicer shall maintain all Original Credit Agreements that have an original, wet signature in a fire resistant vault equipped with a fire suppression system which is connected to an alarm and a security locking system.  Servicer shall create electronic records of all Original Credit Agreements and related documents at no additional cost to Lender and shall maintain such electronic records on-site at the Servicer’s Servicing center at Harrisburg, PA and at an off-site facility, including but not limited to copies of electronic records of Credit Agreements, and related documents. Upon request by the Lender, the Servicer shall supply Lender electronic copies of Original Credit Agreements and all related documents.  Lender or its designated agent shall have the right to inspect all security procedures during Servicer’s regular business hours.  The Servicer shall provide Lender with sixty (60) days advance notice of any change in the physical location of the Original Credit Agreements and related documents or any relocation of the Servicer’s Servicing center.  All Original Credit Agreements at all times shall be stored in a state other than the State of Louisiana.

4.05                        Lost or Damaged Records.  In the event that records or other data submitted to the Servicer in connection with the Servicing is lost or damaged while in the possession, control or custody of the Servicer or its agents, such lost or damaged records or data shall be reproduced by the Servicer at the Servicer’s own cost and expense from image duplicates in the Servicer’s possession or under the Servicer’s control and the Servicer shall pay all liabilities, damages, costs, losses, fees and expenses, incurred by Lender as a result of such lost or damaged records or data, including but not limited to reasonable attorney’s fees.  If a Loan becomes uncollectible or unenforceable due to loss or destruction of the Credit Agreement or Truth-in-Lending Disclosure Statements in the possession, control or custody of the Servicer (including the loss of the signature page of any Borrower on a Credit Agreement) or its agents the Servicer shall, on demand, pay to the Lender, the principal balance (including capitalized interest) plus any unpaid interest due on any such Loan and the Lender shall thereupon assign all of its right, title and interest in any such loan to the Servicer.

4.06                        System Changes.  The Servicer has the right to change any part or all of its equipment, the PHEAA System, computer programs, and its procedures relating to the manner of or the methodology used in servicing the Loans, subject to the following:

(a)                                 In no event shall such change abrogate or in any way modify the obligations of the Servicer to Service the Loans in full compliance with the terms and conditions of the Credit Agreements, the Servicing Guidelines, or this Agreement.

(b)                                 The Parties agree that they shall make reasonable efforts to provide information about the nature and effect of changes that the Parties reasonably believe may affect the operations or processes of the other Parties and shall determine the extent to which the other Parties need to be involved in the testing of changes to its own system.  The Parties shall discuss proposed implementation dates for system changes and shall make best efforts to avoid implementation dates that will have a material adverse impact on the operations of any other Party.

(c)                                  Collaborative Efforts for Refinements and Enhancements and Statements of Work.

(i)                                     Servicer and FMC shall meet, not less than quarterly, for the purpose of discussing future enhancements to the functions performed by Servicer consistent with the Program Guidelines.

(ii)                                  Servicer and FMC shall negotiate and execute a Statement of Work to outline the requirements, expectations and fees relating to any enhancement, modification, or change to the PHEAA System or to the procedures necessary for the Servicer to fulfill its obligations under this Agreement.

4.07                        System Access.   Servicer shall, at the direction of Lender, provide to the Program Administrator or its Affiliates as requested by Program Administrator, web-based access to Loan Files, or portions thereof, in accordance with the terms of the System Access Schedule, which shall set forth, without limitation, the type of access and/or online services that must be available to each type of user and the minimum user access security requirements that must be implemented on Servicer’s PHEAA System.   Servicer shall at all times maintain the security of user access to the PHEAA System in conformity with the security provisions of the System Access Schedule, which shall include, without limitation, Servicer’s review of the individual user access rights of Servicer employees and other users no less frequently than every six months.

4.08                        System Parameters.  The Servicer shall design, implement and maintain the PHEAA System in order to remain in compliance with the requirements of this Agreement.

4.09                        Training.  Servicer shall assume responsibility, at its expense, for training of its staff to meet the requirements of this Agreement, including all Schedules and Exhibits hereto.

4.10                        Customer Service.  Servicer shall implement, maintain and monitor all Services which interface with Borrowers in accordance with the Customer Service Schedule, which shall include without limitation:

(a)                                 Minimum customer service hours of operation;

(b)                                 Call monitoring and quality control; and,

(c)                                  Borrower customer satisfaction surveys.

4.11                        Borrower Correspondence.  Lender shall have the right to request changes to, and approve the form and substance of, all correspondence sent to Borrowers that is customizable by the Servicer at the Lender level, including but not limited to pre-repayment letters and collection correspondence that Servicer is required to send to Borrowers pursuant to the Servicing Guidelines or any federal or state regulation. Servicer’s inability to customize at the Lender level shall not excuse its obligation to comply with all applicable laws. Lender shall bear all compliance responsibility for the language of correspondence changes requested by Lender and implemented by Servicer. Requested changes to letters shall be completed within a timely manner in accordance with a schedule adopted by mutual agreement of the Parties.

Program Administrator and Servicer have instituted the functionality to identify specific loans for which correspondence with Borrowers may be enhanced.  From time to time, Program Administrator, on behalf of Lender, shall designate those borrower segments that will receive enhanced correspondence. Fees for such correspondence shall be paid by Program Administrator.

4.12                        Payment Collections.  All sums received by the Servicer with respect to any Loans, whether attributable to principal, interest, or late fees shall be received in trust for the benefit of the Lender.  All funds received by or on behalf of Borrowers shall be deposited in a Servicer-owned and maintained clearing account.  Within an average of [**] Business Days, all cleared, identified, and available funds from Loans shall be electronically transmitted to an account designated by Lender. Lender authorizes Servicer to withdraw monies from Servicer-owned clearing accounts to refund overpayments made by a Borrower or to correct monies deposited therein in error. Servicer shall obtain Lender’s authorization prior to making any withdrawals made necessary by circumstances that are not enumerated in this Section 4.12.

4.13                        Late Fees.  Lender and Servicer agree that a Borrower in repayment status (which refers to a Borrower’s Loan(s) Serviced under the terms of this Agreement for which, under the terms of the Borrower’s Credit Agreement(s), the repayment period has commenced, and includes Accounts in post-grace period deferment or forbearance) may be assessed late fees when principal and interest payments (and not interest only payments, partial interest payments, or payments in any reduced payment plan) are overdue, to the extent allowed by applicable law and the terms of the Credit Agreement(s) (herein referred to as “Late Fees”).    Any application of Late Fees is subject to Program Administrator’s approval of the Late Fee system, and in accordance with this section.  At the direction of Lender, the Program Administrator shall notify Servicer, in writing, of the Late Fees criteria which Lender desires the Servicer to apply to each Loan type.  Such criteria shall include, but not be limited to, Late Fee amounts, time period and applicable state law in which Late Fees will be assessed to Loan Accounts.  At Lender’s direction, Program Administrator on behalf of Lender shall establish different Late Fee criteria for Loans having different Lender codes.  Directions as to Late Fee criteria shall apply to all loans for the Lender code in question.  Late Fee criteria for some product types may include “no late fee.”  The Servicer reserves the right to submit questions pertaining to the requirements regarding the assessment of Late Fees to a particular Loan portfolio and Program Administrator shall respond to Servicer’s questions within thirty (30) days. Late Fees shall be deducted from any payment(s) received from Borrowers as directed by Program Administrator.  The Parties agree that no late fees charged on any Loan shall be included in any settlement between Servicer and Lender related to such Loan.

4.14                        Reports and Forms. During the term of this Agreement, the Servicer shall promptly and routinely furnish to Lender and Program Administrator, on behalf of Lender, copies of all material reports, records, and other documents and data as required by the Servicing Guidelines or as otherwise required by this Agreement, including the reports set forth on the Required Reports Schedule.  All monthly reports shall be delivered in accordance with (a) the data security requirements of a secure communication protocol developed by the Parties from time to time, and (b) the Required Reports Schedule, unless otherwise expressly provided for herein. The Servicer shall furnish to Lender and Program Administrator, on behalf of Lender, in good condition all forms and supplies necessary or appropriate to perform the Services, including, but not limited to, letters, invoices, and forbearance applications, as specified in the Schedules hereto and any written and signed amendments thereto.  In addition, Servicer shall provide Program Administrator with additional reporting as reasonably requested from time to time, upon the express direction and authorization by Lender.  In the event that any reports are not delivered as provided for by the Servicing Guidelines or as otherwise required by this Agreement, including the reports set forth on the Required Reports Schedule, all fees due and owing the Servicer under this Agreement may be withheld until such reports are received by the Lender and the Program Administrator.  The Servicer shall not have failed this standard if reports are delayed for any reason beyond its control. The Servicer shall furnish in good condition all forms and supplies necessary or appropriate to perform the Services, including, but not limited to, letters, invoices, and forbearance applications, as specified in the Schedule(s) and any written and signed amendments thereto.

4.15                        Governmental Reporting.  The preparation and submission of any and all governmental reports or requests for data shall be the responsibility of Lender.  The Servicer shall, however, supply supporting data and reports as required by this Agreement, including all Schedules and Exhibits hereto, without additional charge. Subject to Servicer’s reasonable charges, Servicer shall also provide such other information (not otherwise required hereunder) as may be requested by Lender which may be required under applicable law or this Agreement to enable Lender to fulfill any governmental reporting requirements.

4.16                      Tax Reporting. Servicer shall provide tax information reporting on IRS Form 1098 and IRS Form 1099 to Borrowers and the U.S. Internal Revenue Service.  If applicable, the Servicer will be responsible for remittances to the Federal government of these tax returns.

4.17                        Reports to Consumer Reporting Agencies. The Servicer shall provide any and all reports on Accounts serviced hereunder required by this Agreement to the appropriate consumer reporting agencies or credit information service and shall correct any errors caused by the incorrect reporting of information as set forth in Section M.1 of the Servicing Guidelines. If Lender (or Program Administrator on behalf of Lender) directs Servicer to make a report or change of credit information which had been reported to a consumer reporting agency, and such report or change is outside the Servicer’s customary practices, including but not limited to as part of a legal settlement with a Borrower, then the Servicer may condition making such report or change on the completion of an acceptable writing that allocates the compliance, regulatory, and legal risk of making the requested report or correction.

4.18                        Data Error Correction; Account Adjustment.  In the event that any data file transmitted to Lender and/or Program Administrator contains a material error, Servicer shall, within [**] Business Day of discovery of such error, notify Program Administrator and/or Lender, as applicable, of such error. Servicer shall use best efforts to provide a corrected file as soon as possible but no later than [**] Business Days. For purposes of this Section 4.18, a material error includes, without limitation:

(a)                                 Failure to follow data format requirements or file naming conventions established by the Parties;

(b)                                 Data corruption;

(c)                                  More than [**] percent ([**]%) of the entries in the file are substantively incorrect (e.g., misposting);

(d)                                 Failure of the file properly to link data to other files delivered by Servicer; or

(e)                                  Any systemic error in the file (e.g., failure to update LIBOR Index).

In addition, notwithstanding Section 9 of this Agreement, if Servicer or Lender (or Program Administrator on behalf of Lender) becomes aware of any material error in any Account, and Lender (or Program Administrator on behalf of Lender) requests that the Servicer make any correction or adjustment to such Account, the Servicer shall make such correction or adjustment as promptly as practicable and, upon request, provide written confirmation that the correction or adjustment has been made. The Servicer shall make such corrections and adjustments without charge to the extent that the error was a result of its action or omission.

4.19                        Identity Theft Procedures. The Parties hereby adopt the Identity Theft Procedures, as set forth in the Servicing Guidelines attached hereto and as amended from time to time by agreement of the Parties.  Program Administrator, Lender, and the Servicer may suggest changes to the Identity Theft Procedures from time to time.

4.20                        Outsourced Default Prevention; Modification of Responsibilities. Lender and the Servicer acknowledge and agree that due diligence and skip tracing activities contemplated by the Delinquency section of the Servicing Guidelines (the “Delinquency Guidelines”) during the [**] through [**] day of delinquency (the “Subject Delinquency Period”) for Loans may, at the option of the Lender, be performed by a vendor approved by the Parties in writing and managed by Program Administrator or its Affiliates (each, a “Default Prevention Vendor”) for all or part of such period and not by Servicer (each such loan, for that time period, and for the purpose of due diligence activities only, an “Outsourced Loan”). All Parties acknowledge the transmission of information to and from Default Prevention Vendors will require programming by Servicer, and therefore, reasonable notice is necessary before any such activity can commence or terminate.  Lender hereby authorizes, as of the Effective Date, the use of Default Prevention Vendors as contemplated in this Section 4.20 and authorizes the Servicer to provide loan-level data on a daily basis to FMER and the Default Prevention Vendors as necessary for performing default prevention activities for Outsourced Loans. Any reversal of or modification to an outsourcing program will require reasonable notice, and may require programming changes to allow Servicer to resume Servicing of such loans. More specifically:

(a)                                 For any Outsourced Loan, Servicer shall not be responsible for performing the Delinquency Guidelines for the Subject Delinquency Period.

(b)                                 For any Loan not outsourced to a Default Prevention Vendor, Servicer will be responsible for delinquency servicing and skip tracing requirement for loans not in the Subject Delinquency Period.

(c)                                  Servicer shall maintain responsibility for filing for pre-claim assistance in accordance with the Servicing Guidelines, with the information that exists on the Servicer’s system.

(d)                                 For any Outsourced Loan, Servicer will not be responsible for initiating skip-tracing activities during the Subject Delinquency Period.  Servicer shall update contact information within its system, if in the normal course of business Servicer or Default Prevention Vendor obtains or receives new contact information.

(e)                                  For any Outsourced Loan, Servicer will remain responsible for all loan servicing activities other than the Delinquency Guidelines, including but not limited to, the processing of deferments, forbearance, and MGRS forms, general correspondence, and borrower payments.

(f)                                   For rolling delinquent accounts, i.e., Outsourced Loans which have Borrower payments applied that result in the account falling into the prior delinquency bucket or being brought current, Servicer will follow the Servicing Guidelines, which state that in the event of a rolling account, the servicer will resume scheduled delinquency servicing activities at the point in which the delinquency rolls into the previous delinquency bucket.  Servicer will not be required to make up missed due diligence activities in the bucket the delinquency rolls into if the day delinquent on which the servicing resumes is after the first scheduled activity.

(g)                                  Servicer shall remain responsible for the reporting of loan information to the credit bureaus for all Loans in compliance with the Servicing Guidelines, with the information that exists on the Servicer’s system as of the day of reporting.

(h)                                 For all Loans, Servicer shall remain responsible for sending final demand letters for the amount delinquent on the loan at the appropriate day of delinquency to both the primary Borrower and the Cosigner, if any.

(i)                                     Program Administrator, and not Servicer, shall be responsible to Lender for the actions of Default Prevention Vendors. In all situations where the Default Prevention Vendor performed or performs activities which include procedures not in compliance with the Remote Access, Confidentiality and Indemnification Agreement, and such activities have an impact on Servicer’s due diligence obligations or cause incorrect information to exist on the PHEAA System, Program Administrator shall be responsible to Lender, and Lender waives any and all noncompliance by Servicer which may result.

SECTION 5.  AFFIRMATIVE COVENANTS

From the date hereof, Servicer covenants and agrees to the following:

5.01                      Government Approvals.  The Servicer shall maintain all licenses, permits, approvals and qualifications necessary to carry out its obligations under this Agreement.

5.02                        Insurance.  Servicer and subcontractors engaged by Servicer to provide Services under this Agreement (which shall not include the Default Prevention Vendors) shall also be required to maintain the insurance described herein at limits acceptable to Servicer and Lender:

(a)                                 Commercial General Liability insurance on an occurrence basis, on Insurance Services Office (“I.S.O.”) form CG 00 01 or its equivalent, at a limit not less than $1,000,000 per occurrence/$2,000,000 aggregate.  The required limits may be arranged through a combination of primary and excess policies, as needed.

(b)                                 Automobile Liability insurance for any vehicles operated by the Servicer or its employees in connection with work or Services performed under this Agreement, including owned, non-owned, borrowed, and hired autos, at limits not less than $1,000,000 per accident.

(c)                                  For contracts where Servicer’s Personnel will have access to or control over physical or electronic property of Lender and/or their customers and/or clients, Employee Dishonesty coverage (also known as a Fidelity Bond), covering all employees and agents of the Servicer, at a limit not less than $10,000,000 for each occurrence. This policy shall extend to the misappropriation of physical or electronic property of others in the possession or control of Servicer Personnel.

All coverage shall be maintained with insurers licensed to transact insurance business in the state(s) where Servicer maintains offices or operations. The Insurers shall have an A. M. Best rating of A1 or better; deviations from that standard are subject to review and written approval by Lender. All certificates of insurance shall include an undertaking by the insurer to provide 30 days prior written notice of cancellation or material change in coverage(s).

Upon Lender’s request, Servicer shall provide Lender or FMC with a copy of the certificate of insurance. Regardless of any limitations to any indemnification by Servicer as may be stated elsewhere in this Agreement, Servicer expressly understands and agrees that if Servicer fails to maintain any of the required insurance coverages, Servicer shall be directly liable for claims that would otherwise be covered by the insurance required of Servicer, its vendors and/or subcontractors. Servicer shall also be responsible for the payment of any applicable deductibles.

Insurance requirements for Default Prevention Vendors and the Program Administrator shall be as set forth in the Loan Program Agreement.

5.03                        Notification.  Servicer shall promptly notify Lender in writing within five (5) Business Days after its General Counsel has knowledge of (a) the occurrence of any event which, if it had existed on the date of this Agreement, would have required qualification of the representations and warranties set forth in Section 6 (Representations and Warranties) herein; (b) a Material Adverse Change, including but not limited to, material financial difficulty, other catastrophic event, material change in strategic goals, or significant staffing changes; or (c) any litigation which if adversely determined would cause a Material Adverse Change.

5.04                        Accuracy of Reports.  All reports, transmittals, records or data files required, maintained or provided by Servicer hereunder shall be accurate in all material respects, and Lender shall have the right to rely thereon.

5.05                        Work Performed in United States.  Unless this Agreement specifically provides otherwise, all Services must be performed in the United States and all Proprietary Information and NPPI must be stored, maintained, accessed from, and utilized only by employees and sub-contractors in the United States.

5.06                        No Subcontractors. With the exception of skip tracing and collection or default prevention services (with respect to the latter, in accordance with the parameters set forth in this Agreement and/or the Servicing Guidelines), the Servicer shall not utilize or engage a subcontractor to perform any Services under this Agreement without the prior written consent of Lender.  To the extent subcontractors perform any services under this Agreement, the Servicer shall be liable for the performance of such subcontractors.  The Servicer shall cause each subcontractor agreement or agreement relating to skip tracing services to contain terms at least as restrictive as Section 11 hereof with respect to confidentially and privacy and security obligations. Servicer shall advise Lender upon periodic request of the entities to which it has subcontracted skip tracing services.

5.07                        OFAC Check.  All Servicer employees performing services or supporting Servicer activities under this Agreement, regardless of their location, shall be validated by Servicer to not be on any list published and maintained by the United States government of Persons with whom any U.S. Person is prohibited from conducting business.  Currently, the lists of such Persons can be found on the following web sites:

(i)                                     Denied Persons List on the Bureau of Industry and Security at

http://www.bis.doc.gov/dpl/Default.shtm.

(ii)                                  The Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control — Department of Treasury at

http://www.treas.gov/offices/enforcement/ofac/sdn/.

(iii)                               Office of Foreign Assets Control — Recent OFAC Actions

http://www.treas.gov/offices/enforcement/ofac/actions/.

(iv)                              Palestinian Legislative Council (PLC) List http://www.treas.gov/offices/enforcement/ofac/programs/terror/ns/index.shtml.

Servicer shall conduct periodic reviews, no less frequently than annually, of the lists mentioned above.  Servicer shall report to Lender and Program Administrator immediately if the name of any Servicer employee performing the services matches with the name of any Person listed on any list published by the United States government of Persons with whom any U.S. Person is prohibited from doing business.

5.08                        FACT Act.  Servicer’s performance of its Servicing obligations under this Agreement shall include, without limitation, compliance with the requirements imposed on Lender, as identified by Lender and as included in this Agreement or the Servicing Guidelines, as a user and furnisher of consumer report information under the Fair and Accurate Credit Transactions Act of 2003 and all regulations issued pursuant thereto, including, without limitation, timely and lawful response to any identity theft report received from any Borrower or consumer reporting agency and the obligation to respond to a credit report reinvestigation request in accordance with the Identity Theft Procedures.  Servicer shall notify Lender if it becomes aware that any Borrower is on any list published and maintained by the government of the United States of America of persons or entities with whom the Lender’s transaction of business is restricted, as those lists are currently set forth in Section 5.07 above.

5.09                        Further Assurances.  At any time, upon the reasonable request of Lender (or the Program Administrator on its behalf) and subject to Servicer’s reasonable charges and reimbursement of any out-of-pocket expenses, Servicer shall execute and deliver to such requesting Party or its designee such other certificates, agreements and instruments and take such actions as such requesting Party or its designee may reasonably request in connection with the requesting party’s compliance with any legal or regulatory requirements, including, without limitation, any certifications required to be delivered by such requesting Party under any Securities and Exchange Commission or other securities requirement or in connection with the Sarbanes-Oxley Act of 2002.

5.10                        Change of Control. Servicer shall provide Lender and Program Administrator written notice within five (5) Business Days after a public announcement that a Change of Control transaction involving Servicer is pending.

SECTION 6.  REPRESENTATIONS AND WARRANTIES.   Each Party is bound by the representations and warranties specifically designated to it within this Agreement and any Exhibit attached hereto.

Servicer Representations and Warranties.  The Servicer represents and warrants to Lender and Program Administrator (and these warranties and representations shall be deemed continuing and repeated as of the date each Loan shall become subject to this Agreement) as follows:

6.01                        Existence.  The Servicer is a public corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and is duly qualified to do business in all jurisdictions where its failure to so qualify would materially impair its ability to perform its obligations under this Agreement.

6.02                        Right to Act. No registration with or approval of any governmental agency (except for approval as to form and legality by the Attorney General for the Commonwealth of Pennsylvania) is required for the due execution and delivery or enforceability of this Agreement. The Servicer has legal power to execute and deliver this Agreement under the laws of Pennsylvania and to perform such Services and observe the provisions herein under the laws of Pennsylvania. By executing and delivering this Agreement, and by performing and observing the provisions of this Agreement, the Servicer will not violate any existing provision of its Articles of Incorporation or its bylaws or any applicable law or violate or otherwise become in default under any existing contract or other obligation binding upon the Servicer. The officers executing and delivering this Agreement have been duly authorized to do so, and this Agreement is legally binding upon the Servicer and enforceable against the Servicer in every respect.

6.03                        Intellectual Property and Software Rights.   Servicer’s performance of its obligations under this Agreement will not infringe any patent, trademark, copyright, or any trade secret or other proprietary right of any third party. Servicer is the lawful owner or licensee of any software programs or other materials used by Servicer in the performance of the Services called for in this Agreement.

6.04                        Accuracy and Continued Validity of Servicer’s Financial Status.  The Servicer has published on its web site financial reports, which in the reasonable opinion of the Servicer fairly and accurately reflect the financial operations of the Servicer and that there has been no Material Adverse Change with respect to the Servicer since the date the report was provided which would require revision of the same.  No representation or warranty made by the Servicer under this Agreement and no statement made by the Servicer in any financial statement, certification, report, exhibit or document furnished by the Servicer to Lender pursuant to or in connection with this Agreement is false or misleading in any material respect (including by omission of material information necessary to make such representation, statement or warranty not misleading) as of the date given or made.

6.05                        OFAC Check.  Neither Servicer, nor any of its subsidiaries, Affiliates, directors, officers, agents, or employees is:

(a)                                 an individual or entity that is listed in the annex to, or is otherwise subject to the prohibitions contained in, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 or the Office of Foreign Asset Control (“OFAC”) regulations;

(b)                                 an individual or entity with whom Lender is prohibited from dealing or otherwise engaging in business under any U.S. law, regulation, executive order and/or lists published by OFAC (including those executive orders and lists published by OFAC);

(c)                                  an individual or entity that is named on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC on its official website or any replacement website or other replacement official publication of such list; or

(d)                                 an individual or entity with which any financial institution is prohibited from dealing or otherwise engaging in any transaction under any laws or regulations related to terrorism or money laundering.

6.06                        Litigation.  There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation pending, or to the actual knowledge of the Servicer threatened, against or relating to the Servicer that would likely have a material adverse effect on this Agreement or on its business or financial condition, its ability to consummate the transactions contemplated hereby or perform its obligations hereunder, or which could materially impair the enforceability of the Loans.

6.07                        No Conflicts or Consents.  The Servicer is not a party to or bound by any agreement or instrument or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may substantially and adversely affect the ability of the Servicer to perform its obligations under this Agreement or which requires the consent of any third person, other than the Office of the Pennsylvania Attorney General, to the execution of this Agreement or the consummation of the transactions contemplated herein.

6.08                        True Statements.  No information, certificate of an officer of Servicer, statement furnished in writing, or report required hereunder delivered to the Lender or FMC will, to the knowledge of Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

6.09                        Compliance with Laws.   Notwithstanding the language set forth in Section 4.01, in performing the Services hereunder, Servicer will comply with:  the Fair Debt Collection Practices Act, as amended; the Fair Credit Reporting Act, as amended; and the consumer protection laws created by the Federal Trade Commission, pursuant to the FTC Act, as amended.  Servicer further agrees in performing services hereunder, it shall not, directly or indirectly knowingly, discriminate against a consumer on the basis of gender, age, race, color, religion, national origin, childbearing or familial status, marital status, ethnic group, veteran status, disability, receipt of income from any public assistance program, or any classification protected by applicable federal law. Servicer shall use reasonable commercial efforts to comply with other applicable state or federal laws or regulations relating to the administering, communicating, servicing, and collection of educational loans, which have been identified by Lender or FMC to Servicer.  In the event Servicer has not violated any applicable provisions of the Fair Debt Collection Practices Act and Servicer must engage in a legal proceeding solely as a result of the mini-Miranda contained in a letter received by a party to a lawsuit, Lender will indemnify Servicer for such litigation costs; provided, however, such indemnification would not apply where the mini-Miranda is required under applicable state law as identified by Lender.

6.10                        Ongoing Obligation.  If at any time during the term of this Agreement, any of the representations contained in this Section 6 are no longer true, Servicer will immediately notify Lender and Lender shall have the right to terminate this Agreement pursuant to Section 14.02.

Representations And Warranties of Lender and First Marblehead. Lender and Program Administrator represent and warrant to each other and to Servicer (and these warranties and representations shall be deemed continuing and repeated as of the date each Loan shall become subject to this Agreement) as follows:

6.11                        Organization.  It is duly organized, validly existing and in good standing under the laws of its state of organization and/or the United States, and has full power and authority to conduct its business as it is presently being conducted.

6.12                        Authorization.  It has all necessary authority and has taken all necessary action to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  This Agreement has been duly executed and delivered by each of FMC and Lender and is a legal, valid and binding obligation of each Party, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, rearrangement, reorganization or similar debtor relief legislation affecting the rights of creditors generally from time to time in effect and by general principles of equity (regardless of whether such enforcement is sought in a proceeding at law or in equity) and the discretion of the court before which any such proceeding may be brought.

6.13                        Absence of Conflicts.  Neither the execution and delivery of this Agreement by either FMC or Lender nor the performance by either Party of its obligations hereunder will result in (i) a violation of the articles of incorporation or charter documents of such Party, or (ii) a breach of, or a default under any contract, agreement, instrument, lease, commitment, franchise, license, permit or authorization to which such Party is a party or by which it or its assets are bound, which breach or default would have a material adverse effect on its business or financial condition or its ability to consummate the transactions contemplated hereby, or (iii) a violation by such Party of any Requirements of Law, which violation would have a material adverse effect on such Party’s business or financial condition, its ability to consummate the transactions contemplated hereby or perform its obligations hereunder, or which could materially impair the enforceability of the Loans.

6.14                        Consents and Approvals.  Each of FMC and Lender has obtained any and all consents, approvals or authorizations of, and made any and all declarations, filings or registrations with, any governmental authority, or any other Person, required to be obtained or made by such Party in order to execute, deliver and perform its obligations under this Agreement or consummate the transactions contemplated hereby, except where the failure to do so would not have a material adverse effect on its business or financial condition, its ability to consummate the transactions contemplated hereby or perform its obligations hereunder, or which would not materially impair the enforceability of the Loans.

6.15                        Litigation.  There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation pending, or to the actual knowledge of either FMC or Lender threatened, against or relating to such Party that would likely have a material adverse effect on this Agreement or on its business or financial condition, its ability to consummate the transactions contemplated hereby or perform its obligations hereunder, or which could materially impair the enforceability of the Loans.

6.16                        Compliance with Law.  It does and will at all times comply with all applicable Requirements of Law, in all material respects including the provisions of Title X and the marketing and conduct requirements of Section 1011 thereof, 15 U.S.C. § 1650, and its implementing regulations set forth in 34 C.F.R. § 601.21, as applicable to activities conducted in connection with the Program.

6.17                        Intellectual Property.  It owns, or has the right to use under valid and enforceable agreements, all intellectual property rights reasonably necessary for and related to its performance under this Agreement and such performance will not infringe or violate any intellectual property rights of any other Person.

SECTION 7.  INSPECTIONS: AUDITS

7.01                        Audit of Books and Records. Lender, its accountants, auditors, representatives, Program Administrator on its behalf, and any Federal, state or local governmental or quasi-governmental officials with regulatory authority over

Lender shall have the absolute right, at Lender’s expense, upon not less than thirty (30) days prior written notice (or such shorter notice period as required by law), at any time during or after the term hereof:

(i) to audit or examine all books, records, documents, other writings, information, whether in hard copies, electronic form or otherwise, relating to Services to be provided by Servicer under this Agreement at the location(s) where Servicer maintains such books, records, documents, writings and information;

(ii) to conduct such other examinations, tests or investigations with respect to the Services to be provided under this Agreement as Lender may deem necessary or desirable in Lender’s sole and absolute discretion and at Lender’s expense, it being acknowledged and agreed by Servicer that Lender shall have rights of access to books, records, documents, other writings and information, whether in hard copies, electronic form or otherwise, relating to the Services to be provided by Servicer under this Agreement, at any time during normal business hours.

On-site examination of documents held in safekeeping and imaged records or related documentation will be performed with as little disruption as possible to Servicer’s normal operation.  All questions arising during the course of the audit will be coordinated by the chief auditor and directed to the individual(s) designated by Servicer.  Servicer will designate a sufficient number of liaison personnel so as to be able to respond timely to audit questions.  All Lender out-of-pocket expenses, non-Servicer personnel costs and copying expenses relating to such review, audit and copying shall be borne by Lender.

Notwithstanding the foregoing, Program Administrator shall, on behalf of Lender, conduct each calendar quarter an operational audit to test the Servicer’s compliance with the requirements of this Agreement and the Servicing Guidelines (each, an “Operational Audit”). If in an Operational Audit Program Administrator determines that Servicer has failed to adequately and/or properly perform its obligations hereunder or under the Servicing Guidelines, Program Administrator and Servicer shall work in good faith to remedy the errors or inadequacies prior to the next Operational Audit, and shall present to Lender for its approval recommended modifications to this Agreement and/or the Servicing Guidelines designed to improve efficiency, customer service, and/or loan performance.

7.02                      Sarbanes Oxley Compliance. If requested by Lender, Servicer shall participate in Sarbanes-Oxley Act of 2002 (“Sarbanes Oxley”) compliance testing conducted by Lender with respect to the Services on a quarterly basis and shall provide documents and information as reasonably requested by Lender to conduct such compliance testing. Servicer agrees to provide any assistance reasonably requested by Lender to enable Lender to comply with Sarbanes Oxley, the rules of the Public Company Accounting Oversight Board and rules of the Securities and Exchange Commission relating to disclosure controls and procedures and inquiries by the SEC or other regulatory agency. Such assistance shall include but shall not be limited to: (i) documenting Servicer’s controls and procedures relating to the Services; (ii) cooperating with Lender’s auditors in connection with the testing of such controls and procedures; (iii) making quarterly representations or certifications to Lender regarding any material changes to such controls and procedures; (iv) remediating any material weakness or significant deficiency that would prevent Lender from complying with Sarbanes Oxley or any rules or regulations promulgated thereunder; and (v) providing an unqualified SAS 70 Type 2 Report issued by an independent certified public accounting (CPA) firm in connection with its provision of the Services.

7.03                      SAS 70 Audit. Servicer will engage, at its expense, an independent CPA firm that adheres to professional standards established by the American Institute of Certified Public Accountants (AICPA) to conduct reviews of Servicer’s general controls associated with Servicer’s facilities, as well as the controls associated with the Services and the programs used to provide the Services, including but not limited to controls over information technology and related processes.  The scope of the audit shall include all such matters as Servicer’s auditor deems necessary or required to meet regulatory compliance standards, including but not limited to an examination of the record keeping system and other equipment and software used by Servicer. Such reviews shall be performed at such frequency and times as Servicer shall determine, but shall be performed at least once annually. Within thirty (30) days of the receipt by Servicer, Servicer shall provide Lender with a copy of each report submitted by Servicer’s independent accountants regarding any of the matters set forth in this paragraph. All such reviews shall comply with AICPA Statement on Auditing Standards (SAS) No. 70, and the reports obtained shall be of the type generally referred to (depending on the publication) as either Type “II” or “B”. In a Type II report, the Servicer’s auditor will express an opinion on (1) whether the Servicer’s description of its controls presents fairly, in all material respects, the relevant aspects of the Servicer’s organizational controls that had been placed in operation as of a specific date, and (2) whether the controls were suitably designed to achieve specified control objectives, and (3) whether the controls that were tested were operating with sufficient effectiveness to provide reasonable, but not absolute, assurance that the control objectives were achieved during the period specified. If the Servicer’s audit of procedures reveals exceptions or control deficiencies, then Servicer shall take steps to correct the control objective, at no cost to Lender.

7.04                        Operational Audits. Upon thirty (30) days prior written notice from Lender, and subject to Servicer’s reasonable security requirements, Servicer shall provide to Lender (and Lender’s internal and external auditors, inspectors, regulators and other representatives that Lender may designate from time to time) access at reasonable hours to Servicer’s Personnel, to the facilities at or from which Services are then being provided, and to Servicer’s records and other pertinent information, all to the extent relevant to the Services and Servicer’s obligations under this Agreement. Such access shall be provided for the purpose of performing audits and inspections of Servicer and its businesses and to examine Servicer’s performance of loan servicing under this Agreement including (i) verifying the integrity of the Servicer data; (ii) examining the controls (e.g., organizational controls, input/output controls, system modification controls, system design controls and access controls) and the security, disaster recovery and back-up practices and procedures; (iii) examining Servicer’s measurement, monitoring and management tools; and (iv) enabling Lender to meet applicable legal, regulatory and contractual requirements. Servicer shall provide any assistance reasonably requested by Lender or its designee in conducting any such audit.

7.05                        Regulatory Audits. Within thirty (30) days of its receipt, Servicer shall provide Lender with a summary of any audit results performed by a federal or state regulator concerning the Services provided under this Agreement, including but not limited to the Department of Education. The content of any such summary shall be subject to Servicer’s reasonable security requirements. When the regulatory auditor’s procedures reveal exceptions or control deficiencies, then Servicer shall take steps to correct the control design deficiency or operating effectiveness deficiency in all material respects. If such audit reveals that the services provided by Servicer do not cause Servicer’s operations to meet the auditor’s recommendation, then Servicer shall provide such further services as are necessary to bring its operations into conformance with the auditor’s recommendations to such level and degree, at no cost to Lender.

7.06                        Financial and Other Information. Servicer shall provide Lender with the following:

(a)                                 Within forty-five (45) days after the end of each of the first three quarters of each fiscal year, unaudited financial statements of Servicer for such quarter, setting forth the information called for as of the end of, and for such quarter as described in paragraph (b) of this Section 7.06 will be posted to the Servicer’s web site; and

(b)                                 Within one hundred twenty (120) days after the close of each fiscal year of Servicer, a copy of an annual report as to the obligations and activities of Servicer during such fiscal year will be posted to Servicer’s web site, and financial statements for such fiscal year, setting forth in reasonable detail:

(i)                                     the balance sheet for Servicer and its programs showing the assets and liabilities of such programs at the end of such fiscal year;

(ii)                                  a statement of Servicer’s revenues and expenses in accordance with the categories or classifications established by Servicer for its operating and program purposes and showing the revenues and program expenses during such fiscal year; and

(iii)                               a statement of changes in financial position, including changes in financial position of Servicer’s programs, as of the end of such fiscal year.

The annual report shall be accompanied by a report of an independent auditor stating that the financial statements present fairly, in all material respects, the net assets of the Servicer as of the years stated, and its changes in net assets and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

7.07                      Annual Statement as to Compliance.  Upon request, the Servicer shall deliver an annual report to Lender on or prior to March 31 of each year commencing March 31 of the year following execution of this Agreement, signed by the Chief Executive Officer (“CEO”) of the Servicer, stating that (a) a review of the activities of the Servicer, and the Servicer’s performance under this Agreement, for the previous twelve (12) months ending September 30 has been made under such CEO’s supervision and (b) to the best of such CEO’s knowledge, based on such review, the Servicer has or has caused to be performed all of its obligations under this Agreement throughout such year and that no default has occurred, or if such a default has occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such affair. In the event that the Servicer has delegated any servicing responsibilities with respect to the Loans to a subservicer or subcontractor, the Servicer shall deliver a similar annual report by any such subservicer or subcontractor as described above as and when required with respect to the Servicer.

7.08                      Cooperation with Audits; Follow-Up. Servicer shall fully cooperate with any audit(s) conducted by either Lender, Lender’s agent, or a U.S. federal agency pursuant to this Agreement. Servicer shall be entitled to charge Lender for the management hours or fees with respect to the time spent by Servicer’s management and employees reasonably necessary in providing assistance to Lender, Lender’s internal and external auditors, or any governmental authority performing any audits, compliance, security and control testing. If any audit report establishes that Servicer’s performance of the Services is not in compliance with the terms of this Agreement, Servicer shall submit to Lender within thirty (30) days of its receipt of the relevant audit report a plan to improve Servicer’s performance to the level required by this Agreement.

7.09                        Accelerated and Emergency Audits.  In the event that Lender has the right to terminate this Agreement under Section 14 (Termination), whether or not such right is exercised, Lender shall have the right to perform or cause to be performed any audit, examination or inspection described in this Agreement, upon providing to the Servicer proof of the cause for such right of termination, without any limitations or requirements as to notice, frequency, duration, business interruption, or other such limitation or requirement for the benefit of the Servicer. All costs of such an accelerated or emergency audit shall be borne by Lender.

SECTION 8.  CHARGES AND PAYMENTS.

8.01                        Fees.  The Servicer shall provide all aspects of the Services at its sole cost and expense, except as otherwise provided in this Agreement, and shall be compensated by Lender as set forth in this Agreement and in the Fee Schedule. The fee for the Services provided by Servicer, together with services provided by FMC as Program Administrator, both under this Agreement and the Loan Program Agreement between Lender and FMC, shall be payable by the Lender to the Servicer, on a pro-rated monthly basis and shall be equal to 100 basis points per annum based upon the ending principal balance of the Student Loans at each month end, as reflected in the Servicer’s monthly MR-53 report or any similar report that replaces such MR-53 report.

8.02                        Invoices.  Invoices for the Servicer’s Services and the Program Administrator’s charges, including the collection of Late Fees collected on behalf of Lender as set forth in Section 4.13 herein and the Fee Schedule, shall be rendered by the Program Administrator after each month end with payment to be paid by Lender to Servicer. All invoices are payable net forty-five (45) days from the date of the invoice.  If full payment is not received within sixty (60) days from date of invoice, except as to amounts which are under dispute, such non-payment shall constitute a default hereunder and, shall entitle Servicer at any time thereafter, to notify Lender of such default and if such default is not cured within thirty (30) days from the date of such written notice, Servicer at its option, may immediately terminate this Agreement. Lender shall report any disputes to the Program Administrator regarding an invoice within sixty (60) days of the date of the invoice, and the Program Administrator shall research the disputed item and respond to Lender.

8.03                        Adjustments to Programs. Servicer, Lender and Program Administrator, on behalf of the Lender, shall discuss future enhancements to the Services, the PHEAA System, and the Servicing Guidelines as identified in Section 4.06(c).

SECTION 9.  LIABILITY

Servicer agrees to pay Lender or FMC, as applicable, for any claim, loss, liability or expense, including reasonable attorney’s fees (collectively referred to herein as “Loss”), which arises out of or relates to the Servicer’s acts or omissions with respect to the Services provided under this Agreement, including but not limited to Losses (a) that arise from Servicer’s failure to perform its obligations under this Agreement in compliance with the Servicing Guidelines, or (b) related to the Servicer’s performance of its obligations under this Agreement or the Servicing Guidelines, where the final determination of liability on the part of the Servicer to Lender or FMC, as applicable, is established by a court of law with competent jurisdiction over the Servicer, or by way of settlement agreed to by the Servicer. Further, nothing herein shall be read or construed as a waiver of the sovereign immunity of the Commonwealth of Pennsylvania, except to the extent authorized by the laws of said Commonwealth.

Lender and/or FMC, as applicable, agrees to pay Servicer for any Loss arising out of or relating to Lender’s or FMC’s acts or omissions with respect to the Loans covered by this Agreement, including but not limited to a determination that the procedures in the Servicing Guidelines are found to be in violation of a state or federal law, where the final determination of liability on the part of Lender and/or FMC, as applicable, is established by a court of law or by way of settlement agreed to by Lender and/or FMC.

The maximum liability on the part of Servicer under this Agreement for all Losses incurred by Lender on Loans Serviced by the Servicer as a result of Servicing deficiencies shall not exceed [**] percent ([**]%) of the total dollar value of the Loans Serviced by Servicer for Lender under this Agreement.

This provision shall take effect as of the date on which each individual Loan is converted to the Servicer’s Loan Servicing System.

This provision shall not be construed to limit the Servicer’s or Lender’s rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

SECTION 10.  FORCE MAJEURE

10.01                 Neither Servicer nor Lender shall be liable for any failure or delay in the performance of its obligations under this Agreement to the extent such failure or delay is caused by any acts of war, terrorism, civil riots or rebellions, fires, earthquakes, floods, storms, lightning, epidemics, quarantines, embargoes and other similar unusual governmental actions, extraordinary elements of nature or acts of God, expropriation or confiscation or property, failure or delay by carriers, judicial or governmental action, interference by civil and military authorities whether by legal proceeding or in fact and whether purporting to act under some constitution, decree, law, or otherwise, emergency regulation or labor dispute or unrest, provided that and only to the extent that Servicer or Lender could not reasonably circumvent the failure or delay through the use of commercially reasonable alternate sources, workaround plans or other means (“Force Majeure”). An event shall not be considered a Force Majeure event to the extent that proper implementation of the Business Continuity Plan (as defined below) would have enabled the Party to continue performance hereunder in a timely manner. The occurrence of a Force Majeure event shall not excuse any Party from having in place reasonable safeguarding plans and procedures adequate for protecting all Proprietary Information and NPPI of Lender.

Notwithstanding any other provision of this Section, a Force Majeure event shall obligate and require the affected Party to commence its Disaster Recovery Plan (as defined below). If any Force Majeure event prevents, hinders or delays performance of the critical Services for more than three (3) Business Days or results in data loss in excess of forty-eight (48) hours, Lender may procure any affected Services from an alternate source at Lender’s cost and expense.  If the Force Majeure event continues to prevent, hinder or delay performance of any Services which are of a critical nature for an additional four (4) Business Days, Lender shall have the right to terminate this Agreement on not less than fifteen (15) days prior written notice to Servicer, provided that Servicer will be responsible to continue Services up to the effective date of such termination.  Lender shall not be required to pay any Early Termination or Record Return/Deconversion Fees for a termination of this Agreement pursuant to this Section.

SECTION 11.  CONFIDENTIAL INFORMATION/PRIVACY/SECURITY

11.01                 Proprietary Information Access or Exchange.  In the performance of this Agreement, each Party may disclose to the other Parties certain Proprietary Information.

11.02                 Definitions.  For the purposes of this Agreement, the following terms will have the definitions set forth below.

(a)                               “Proprietary Information” means Trade Secrets, Confidential Business Information, and NPPI.

(b)                                 “Trade Secrets” will include without limitation and without regard to form, technical or non-technical data, formulae, patterns, design, business logic, presentation or strategy, new products, marketing plans, ideas, know-how, inventions, compilations, programs, software programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, non-public forecasts, studies, projections, analyses, all customer data of any kind, lists of actual or potential customers, business and contractual relationships, literary, artistic, graphical or other works and improvements, or any other information similar to the foregoing that: (a) derives economic value, actual or potential, from not being generally known and not being readily ascertainable by proper means to other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.  In each case whether or not patentable, copyrightable or otherwise subject to intellectual or industrial property protection, and whether or not registrable or subject to any registrations or applications therefore, and any of the same relating to or owned by any subsidiary or affiliate of the Disclosing Party.  For the sake of clarity, “Trade Secrets” will include information provided to any Party by any third parties, which such Party is obligated to hold in confidence.

(c)                                  “Confidential Business Information” means any valuable, secret business information, other than Trade Secrets, that is designated or identified as confidential at the time of the disclosure or is by its nature clearly recognizable as confidential information to a reasonably prudent person with knowledge of the Disclosing Party’s business and industry.  Confidential Business Information includes but is not limited to default and recovery statistics, loan program parameters, risk management strategies, recovery strategies,

(d)                                 “NPPI” means non-public, personally identifiable information of Disclosing Party’s customers, Disclosing Party’s Personnel or other individuals, which has been provided to Receiving Party by such persons or their representatives.  More specifically, records in any form (oral, written, graphic, electronic, machine-readable, or otherwise) relating to a Borrower, such as a Borrower’s name, address, telephone number combined with information including, but not limited to, a social security number, loan payment or transactional account history, account status, and the fact that the Borrower has a relationship with Lender; other Borrower information; or other documentation received by Servicer pursuant to the Agreement from FMC, or from the Borrower, or from the school which Borrower attends, or information prepared and maintained by Servicer in the course of its activities under this Agreement.

(e)                                  “Disclosing Party” means the Party disclosing any Proprietary Information hereunder, whether such disclosure is directly from or through the Disclosing Party’s Personnel.

(f)                                   “Receiving Party” means the Party receiving any Proprietary Information hereunder, whether such disclosure is received directly from or through the Receiving Party’s Personnel.

11.03                 Exclusions.  Notwithstanding the definition of Proprietary Information above, Proprietary Information does not include any information that: (a) was in the Receiving Party’s possession before being disclosed to it by the Disclosing Party without a duty of confidentiality on the Receiving Party; (b) is or becomes a matter of public knowledge through no fault of the Receiving Party; (c) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (d) is disclosed by the Disclosing Party to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Receiving Party without use of or reference to the Disclosing Party’s Proprietary Information; or (f) is disclosed by the Receiving Party with the Disclosing Party’s prior written approval without a duty of confidentiality on the Party making such disclosure or the third party to which disclosure is authorized.  In addition, notwithstanding anything else contained in this Section 11 or this Agreement, nothing in this Section 11 will be construed to prohibit disclosure of any information to regulatory agencies, attorneys, accountants, who are obliged to respect the confidentiality thereof.  No such sharing with Recipient’s regulatory agencies, accountants or attorneys, however, shall relieve Recipient from its obligations or liability hereunder with respect to any unauthorized disclosure of Proprietary Information, whether by its own actions or by the actions of its regulators, accountants or attorneys.

11.04                 Ownership and Restrictions on Use.  The Receiving Party acknowledges and agrees that except to the extent otherwise expressly provided herein, the Proprietary Information of the Disclosing Party will remain the sole and exclusive property of the Disclosing Party or a third party providing such information to the Disclosing Party, and the disclosure of such information to the Receiving Party does not confer upon it any license, interest, or right of any kind in or to the Proprietary Information, except as provided under this Agreement.  At all times and notwithstanding any termination or expiration of this Agreement, the Receiving Party agrees that it will:  (a) hold in strict confidence and not disclose to any third party the Proprietary Information of the Disclosing Party, except as approved in writing by the Disclosing Party; (b) only permit access to the Proprietary Information of the Disclosing Party to those of its Personnel who have a need to know and have signed confidentiality agreements or are otherwise bound by confidentiality obligations substantially similar to those contained in this Agreement; (c) be responsible to the Disclosing Party for any third party’s use and disclosure of the Proprietary Information provided to such third party by the Receiving Party; (d) only use Proprietary Information that it receives to carry out the purposes of the Agreement and for no other purpose whatsoever; and (e) use at least the same degree of care it would use to protect its own Proprietary Information of like importance, but in no event less than a reasonable degree of care, including maintaining information security standards for such Proprietary Information as are commercially reasonable and customary for the type of information.  Specifically, with regard to NPPI, Servicer will comply with the information security standards specific to such information set forth in this Agreement.  No Party will communicate any information to the other Party in violation of the proprietary rights of any third party.  All Parties agree not to disclose Proprietary Information to any competitors of the Disclosing Party The Parties further agree the Disclosing Party retains all right, title and interest in and to all of its Proprietary Information and any intellectual property and industrial rights therein, including (without limitation) any patents, copyrights and registrations thereof and applications therefor, and the Disclosing Party will have all the rights and remedies available to it as a result of such right, title and interest.  This Agreement does not grant or constitute an assignment of or license in or to any such Proprietary Information or intellectual or industrial property, including, without limitation, for the development, manufacture or sale by Receiving Party of products or services based on Proprietary Information or for any other use of Proprietary Information by Receiving Party except as expressly provided herein.

11.05                 Required Disclosures.  Receiving Party’s duty hereunder shall not extend to such Proprietary Information which is compelled by a validly issued subpoena, court order, governmental request or request of a law enforcement agency; provided, however, if the Lender or FMC is required by a Governmental Authority or law to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party must, if legally permissible: (i) first give written notice of such required disclosure to the Disclosing Party; (ii) make a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which disclosure is required; (iii) take reasonable steps to allow the Disclosing Party to seek to protect the confidentiality of the Proprietary Information which, in the opinion of its legal counsel, it is required to disclose.  The foregoing requirements will not apply and are not intended to limit any Party’s ability to fully comply with requests for information from regulators of the Internal Revenue Services, as permitted by the last sentence of Section 11.03.  FMC and Lender acknowledge, understand, and agree that any information, proprietary or otherwise, which is provided by FMC or Lender to Servicer and which qualifies as a “public record” under Pennsylvania’s Right-to-Know Law, 65 P.S. §§67.101 et seq., as amended, and as may be further amended in the future, may be subject to disclosure by Servicer.  FMC and Lender accordingly waive and release Servicer from any actions at law or in equity from compliance with any such disclosure.  FMC and Lender further acknowledge, understand, and agree that any such disclosure does not constitute breach of any confidentiality provision otherwise provided for in this Agreement.  In the event Servicer is required to make such disclosure, Servicer shall make commercially reasonable effort to notify FMC or Lender in writing in advance of any disclosure request or of other pending legal action instituted to enforce disclosure of this Agreement or any information, proprietary or otherwise, which is provided by FMC or Lender to Servicer hereunder.

11.06                 Notice of Unauthorized Disclosures.  Each Party to this Agreement will immediately notify the other Parties in writing upon discovery of any loss or unauthorized disclosure of the Proprietary Information of the other Parties.

11.07                 Limit on Reproductions.  The Receiving Party will not reproduce the Disclosing Party’s Proprietary Information in any form except as reasonably necessary to fulfill such Party’s duties and obligations and otherwise comply with the agreements of such Party under this Agreement.  Any reproduction of any Proprietary Information by the Receiving Party will remain the property of the Disclosing Party and will contain any and all confidential or proprietary notices or legends that appear on the original, unless otherwise authorized in writing by the Disclosing Party.

11.08                 Document Destruction — Information Erasure.  Except as otherwise set forth in this Agreement, upon the earlier of:  termination of this Agreement, the written request of the Disclosing Party, or when no longer needed by any Party for fulfillment of its obligations under this Agreement, each Receiving Party will either: (a) promptly return to the Disclosing Party all documents and other tangible (including electronic) materials containing the Disclosing Party’s Proprietary Information, including all copies thereof in its possession or control; or (b) erase or destroy all such materials by the following methods.  If return, erasure, or destruction is not feasible, then the Receiving Party may maintain the Disclosing Party’s Proprietary Information in compliance with the requirements of the confidentiality and information security provisions of this Agreement; provided, however, that when the return, destruction, or erasure of any such materials becomes feasible for the Receiving Party, the Receiving Party must comply with the requirements of (a) or (b) above within sixty (60) calendar days.  Upon request, Receiving Party shall also provide to the Disclosing Party a written certification of destruction signed by an officer of the Receiving Party duly authorized to legally bind the Receiving Party certifying and warranting that no copies of the Proprietary Information have been retained;

TYPE OF PROPRIETARY INFORMATION STORED OR USED	DESTRUCTION METHOD
Hard Copy

Shredding, pulverizing, burning, or other suitable destruction method so that any Proprietary Information is not readable at all and cannot be reassembled or reconstructed in any way so that it is practicably readable.

Electronic Tangible Media, such as CDs, Disks, Tapes	Destruction or erasure of such media so that any Proprietary Information is not readable at all and cannot be reassembled or reconstructed in any way so that it is practicably readable.

Hard Drive Storage or similar Computer or Device Storage

Erasure or elimination of Proprietary Information from such device so that any Proprietary Information is not readable at all and cannot be reassembled or reconstructed in any way so that it is practicably readable.

11.09                 Equitable Relief.  If any Party should breach or threaten to breach any provision of this Section 11 of the Agreement, the non-breaching Party, in addition to any other remedy it may have at law or in equity, will be entitled to seek a restraining order, injunction, or other similar remedy in order to specifically enforce the provisions of this Section.  Each Party specifically acknowledges that money damages alone may be an inadequate remedy for the injuries and damages that would be suffered and incurred by the non-breaching Party as a result of a breach of any provision of this Section.  In the event that any Party should seek an injunction hereunder, the other Parties hereby waive any requirement for the submission of proof of the economic value of any Proprietary Information or the posting of a bond or any other security.

11.10                 Survival.  The obligations set forth in this Section 11 as they pertain to Proprietary Information, shall survive termination of this Agreement and continue for so long as the relevant information remains Proprietary Information.

11.11                 Prior Agreements.  The provisions set forth in this Agreement are only relevant to the Program and this Agreement and do not affect any Prior Agreement between the Parties.

11.12                 Information Related to Tax Structure and Treatment.  It is the Parties’ mutual intent that the tax structure and tax treatment of the transactions contemplated by this Agreement will not be confidential and, that notwithstanding anything herein to the contrary, each Party and its Personnel may disclose to any and all Persons of any kind, the tax structure and tax treatment of the transactions contemplated herein such that the transactions will be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and any comparable provision in the law of any other jurisdiction.

11.13                 General Security Requirements.  All Parties will provide information, data back-up procedures, and information security so as to reasonably ensure that any Proprietary Information provided by another Party is not lost, stolen, modified, disclosed to or accessed by any other party (other than those permitted parties under Section 11 of this Agreement) without the Disclosing Party’s prior written approval.  Such security measures will equal or exceed standard industry practices for similar entities dealing with Proprietary Information.  All Parties warrant to the other Parties that it will reasonably monitor, evaluate and adjust its information security systems and procedures, its data security systems, and its processes in response to relevant changes in technology, changes in the sensitivity of any Proprietary Information, and internal and external threats to information security.  All Parties will promptly notify the Disclosing Party of: (a) any unauthorized possession, use, or knowledge or attempt thereof, of the data-processing files, transmission messages, or other Lender Proprietary Information by any person or entity that may become known; (b) the effect of such; and (c) the corrective action the Receiving Party has taken in response thereto.

11.14                 Encryption.  All Parties represent and warrant not to use, reproduce, transform or store any of the Proprietary Information in any externally accessible computer or electronic information retrieval system unless such system is adequately protected against unauthorized access.  “Adequately Protected” means whole disk encryption of all laptop computers maintaining Proprietary Information on such devices; password protection on personal digital assistants (PDAs) that do not contain or provide access to NPPI; encryption on other portable devices and portable media including, but not limited to, thumb drives, tapes, and CDs which maintain or have access to Proprietary Information.  Servicer shall use a digital certificate on the web server to enable the use of SSL and HTTPS protocols. All internet transfers of Proprietary Information and screen images of the same shall be encrypted.  All encryption must meet a minimum standard of Advanced Encryption Standard algorithm with a minimum key strength of 256 bit.  Notwithstanding the foregoing, one product currently used by Servicer which allows third parties to access the Servicer’s system is in the process of being increased to at least this minimum standard.

11.15                 Information Security Audits.  During the term of this Agreement, and for one (1) year following termination Lender may provide prior written notice to Servicer or the intent to review the summary of the information security program, at Servicer’s Headquarters, upon reasonable notice of not less than 30 days.

11.16                 Servicer Firewall(s).

(a)                               Servicer will create its firewall rules based on the principle of least access needed.  This means that the firewall(s) will only pass the traffic necessary for the system applications utilized by Servicer in providing Services hereunder to function to the backend servers, and any unnecessary traffic will be blocked.

(b)                                 Servicer will segregate the Internet environment used to provide service to its clients from the intranet environment used by internal Servicer personnel.

(c)                                  An encrypted session will be used for connectivity between Lender, FMC and Servicer over the internet.

11.17                 User Authentication Processes.  Servicer will follow its existing policies, procedures, and standards for authentication.  Servicer will provide Lender with access to such policies and procedures at Servicer’s place of business.

11.18                 Intrusion Detection.  Servicer will maintain a current industry standard intrusion detection monitoring system that protects its infrastructure against system risk from outside users and vendors.  Servicer will actively monitor the intrusion monitoring system and develop escalation procedures to notify Lender personnel in the event of a security breach pursuant to Section 11.20.

11.19                 Risk Assessment.  Servicer shall comply with industry best practices and standards regarding information security.  Servicer shall at a minimum conduct external and internal scans and audits of the Servicer’s network. On an on-going basis, Servicer shall scan and audit for any malicious code, viruses or known threats so that Servicer may protect its network accordingly.  Additionally, on an annual basis, Servicer shall engage external vendors to conduct blind intrusion testing to verify Servicer’s then current information security, controls, standards, and procedures.

11.20                 Procedures for Security Breaches.  For purposes of this Section, “Breach” is defined as an incident of unauthorized access by a third party to Sensitive Customer Information maintained by Servicer.

“Sensitive Customer Information” shall mean a Borrower’s first and last name, address or telephone number in conjunction with the Borrower’s (a) social security number; (b) driver’s license number; (c) financial account number (other than AES account number); or (d) credit or debit card number, in conjunction with the personal identification number or password that would permit access to the customer’s debit or credit card account.

In the event Servicer knows or reasonably believes that there has been a Breach, Servicer shall take the following actions:

(a)                                 immediately notify Lender of such unauthorized access or attempted unauthorized access;

(b)                                 take reasonable steps to remedy the circumstances that permitted any such unauthorized access to occur;

(c)                                  take reasonable steps to prohibit further disclosure of Proprietary Information or Consumer Information;

(d)                                 upon request, cooperate with Lender or its agents to investigate the scope and content of the unauthorized access; and

(e)                                  Cooperate with Lender as necessary to facilitate Lender’s compliance with any applicable federal or state law regarding unauthorized access of customer personal information.

Notwithstanding the foregoing, when the role of Servicer in the Breach is unclear, Servicer will contact Owner for guidance on a case by case basis.

11.21                 Lender’s Request for Disclosure of Proprietary Information.  Notwithstanding the foregoing, in the event Lender desires to utilize data or account aggregation/warehouse web sites or databases (for example, ELMNET), data or account switches or exchanges (for example, METEOR), or other similar “single inquiry” service provider or technology (hereinafter collectively “Third Party Service Provider”) which requires Servicer to disclose (via data transmission or some other similar methodology) Confidential Information of the Lender, the Lender, or Program Administrator at Lender’s direction, shall:

(a)                                 provide Servicer prior written notice of Lender’s desire to utilize such service and provide to Servicer all information necessary for Servicer to effectuate such transmission; and

(b)                                 in the event of misappropriation of any nature whatsoever following transmission by Servicer, indemnify, defend and hold Servicer harmless for any claim, loss, liability or expense, including reasonable attorney’s fees and court costs, arising out of or relating to the Lender’s or Third Party Service Provider’s acts or omissions.  This provision shall not be construed to limit the Lender’s or the Servicer’s rights, obligations, liabilities, claims or defenses that arise as a matter of law or pursuant to any other provision of this Agreement.

SECTION 12.  DISPUTE RESOLUTION

12.01                 Except as otherwise expressly set forth in this Agreement, the Parties agree that any dispute arising in connection with the interpretation of this Agreement or the performance of any Party under this Agreement or otherwise relating to this Agreement will be treated in accordance with the procedures set forth in this Section 12, prior to the resort by any Party to litigation in connection with such dispute.  The dispute will be referred for resolution first to a Senior Vice President for Lender, the General Counsel or Chief Financial Officer for FMC, and General Counsel for Servicer.  Such procedure will be invoked by any Party presenting to the other Parties a Notice of Request for Resolution of Dispute (a “Notice”) identifying the issues in dispute sought to be addressed hereunder.  A telephone or personal conference of those executives will be held within fifteen (15) Business Days after the delivery of the Notice.  In the event that the telephone or personal conference between these executives does not take place or does not resolve the dispute, any Party may proceed to litigation pursuant to section 9.

SECTION 13. ASSIGNMENT; SALE OF LOANS.

13.01                 Assignment by the Servicer, Lender or FMC.  This Agreement and all the rights and obligations of any Party hereunder may not, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, be assigned or subcontracted by any Party.  Any successor must acquire all or substantially all of the assets or business of the assigning Party, and have the ability to perform the duties and obligations under the terms and conditions hereof.

13.02                 Assignment of Loans from Lender to FMC. The Parties acknowledge and agree that Lender shall assign Charged Off Loans to FMC (or an Affiliate thereof) for collection under the terms and conditions of the Loan Program Agreement and within the time frame set forth in the Servicing Guidelines and that after the Servicer completes the processes required in the Servicing Guidelines with respect to Charged Off Loans, such Loans shall no longer be serviced by Servicer under this Agreement.

13.03                 Notice Requirement Prior to Sale of Loans.  Lender shall use best efforts to notify the Servicer, in writing, sixty (60) days prior to any sale of Loans, and shall notify Servicer, in writing, no less than forty-five (45) days prior to any sale of Loan, currently housed on the Loan Servicing System as to (a) the anticipated sale date and (b) the characteristics of the Loans to be sold. The Lender will notify the Servicer of the sale date no later than five (5) days prior to the sale. Within thirty (30) days of its receipt of the above initial notice, the Servicer shall provide Lender with available transfer dates.  Actual transfer dates shall be mutually agreed upon.

SECTION 14.      TERMINATION

14.01                 Borrower’s Loan.  This Agreement shall terminate as to a specific Borrower’s Loan on the earliest of:

(a)                               the month following the month during which (i) the principal, interest, Late Fees, and any other fees, if any, have been fully paid and remitted to the Lender, and (ii) the Borrower has been notified that the Loan has been paid in full;

(b)                               with respect to a Charged Off Loan, the end of the month during which such Charged Off Loan is transferred to FMC or its Affiliate for collection, as set forth in Section 13.02; or

(c)                                the end of the month following the month during which the sale or transfer of such Loan occurs where Servicer does not continue Servicing such Loan, subject to the provisions set forth in Section 13.03 (Notice Requirement Prior to Sale of Loans) hereof.

14.02.              Termination by Lender/Resignation by FMC.  This Agreement may be terminated at the option of Lender upon the occurrence of any of the following:

(a)                                 Any of Servicer’s representations or warranties made in or pursuant to this Agreement shall have been incorrect or misleading in any material respect when made;

(b)                                 The Servicer’s failure to perform or observe any of the provisions or covenants of this Agreement and/or its referenced Schedules and Exhibits, in any material respect (including, without limitation, any breach of the provisions of Section 4.12 (Collections), all of which shall be deemed material or Section 11.15(b));

(c)                                  If the Servicer shall (i) discontinue business, or (ii) generally not pay its debts as such debts become due, or (iii) make a general assignment for the benefit of creditors, or (iv) admit by answer, default or otherwise the material allegations of petitions filed against it in any bankruptcy, reorganization, insolvency or other proceedings (whether federal or state), relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days, any judgment, decree or order, entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator for itself or all or a substantial part of its assets, or (vi) take or omit any action in order thereby to effect any of the foregoing;

(d)                                 Change of Control.  Notwithstanding Section 13.01 (Assignment by Servicer), if Servicer is the subject of a Change of Control, Lender and FMC shall have the right to terminate this Agreement upon a minimum of thirty (30) Business Days prior written notice. Such right of termination must be exercised within sixty (60) days of the date on which Lender received notice of such Change of Control from the Servicer. Following Servicer’s receipt of notice and information to support the termination hereunder from Lender, Servicer shall work diligently with Lender and Program Administrator to carry out the deconversion of the Loans off of the Servicer’s Loan Servicing System within a timeframe reasonably agreeable to the Parties but in any event shall be begun within ninety (90) Business Days from the Servicer’s receipt of notice and the Parties shall use their best efforts to complete the deconversion process within 24 months from the date it begins.  There will be a charge to Lender of Early Termination Fees as detailed in the Fee Schedule attached hereto arising from Lender’s termination of the Agreement pursuant to this Section. Lender shall be responsible for any and all fees arising under this Agreement and the attached Fee Schedule that are incurred by Lender hereunder prior to Lender’s termination of this Agreement and complete deconversion pursuant to this Section.

In the event of an event of default as set forth in Section 14.02(a) or (b) above, the Servicer shall have the right to cure any such breach or error to Lender and FMC’s full satisfaction within thirty (30) days of written notice from Lender or FMC. Notwithstanding the foregoing, Servicer shall have the right to cure any breach of Section 4.12 (Collections) within five (5) (not thirty (30)) days after written notice from Lender or FMC. In the event that: (i)  Servicer fails to cure such default and the Agreement is terminated pursuant to Section 14.02 (a) or (b) or (ii) this Agreement is terminated pursuant to Section 14.01 or 14.02 (c), or Sections 4.02(d), 6.10, 10.01, there will be no charge to Lender or FMC for Early Termination Fees or Record Return/Deconversion Fees.  In the event the Agreement is terminated prior to the end of the initial term for any reason other than those stated in the foregoing sentence (including without limitation termination under Section 14.02(d)), Lender shall be responsible for the payment of Early Termination Fees and Record Return/Deconversion Fees as detailed in the Fee Schedule.

14.03.              Termination by the Servicer. This Agreement may be terminated at the option of the Servicer upon the occurrence of any of the following:

(a)                                 Lender or FMC’s failure to perform or observe any of the provisions or covenants of this Agreement and/or its referenced Schedules and Exhibits, in any material respect; or

(b)                                 If Lender or FMC shall (a) discontinue business, or (b) generally not pay its debts as such debts become due, or (c) make a general assignment for the benefit of creditors, or (d) admit by answer, default or otherwise the material allegations of petitions filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, or (e) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days, any judgment, decree or order, entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator for itself or all or a substantial part of its assets, or (f) take or omit any action in order thereby to effect any of the foregoing;

In the event of an event of default as set forth in Section 14.03(a) or (b) above, Lender and FMC shall each have the right to cure any such breach or error to Servicer’s full satisfaction within thirty (30) days of written notice from Servicer.

In the event Lender or FMC fails to cure such default and the Agreement is terminated pursuant to Section 14.03(a) or (b), Lender (or FMC, to the extent termination by Servicer is attributable to the actions or omissions of FMC) shall pay Servicer the Early Termination Fees and Record Return/Deconversion Fees set forth in the Fee Schedule.

14.04.              Record Return/Deconversion.  Upon termination of this Agreement in full or in part with respect to any Loan or Loans whether by virtue of the passage of time or otherwise, the Servicer shall, regardless of any Lender or FMC default or any other reason, return to Lender all records, data processing records, reports, documents and correspondence, including Original Credit Agreements, Applications, payment histories, due diligence histories, and copies of microfilm documents maintained by the Servicer in connection with the Servicing of the Loans (or such Loans as applicable). Servicer shall maintain a copy of all records and reports which related to the Servicing of Loans generally for seven (7) years after any deconversion.  Upon the return of the Loan records, Lender agrees to pay the Record Return/Deconversion Fee, as set forth in the Fee Schedule, except under the circumstances specifically set forth in this Agreement, and such records will be returned to Lender by Servicer as provided below or as otherwise mutually agreed in writing by the Parties.  Upon any termination or expiration of this Agreement, any deconversion and transfer of the Accounts to Lender or its new servicer shall be on an orderly schedule reasonably determined by the Servicer, with Lender’s approval.  To the extent that the Servicer continues to provide Servicing for any Accounts after the termination or expiration date pending such scheduled deconversion and transfer, the terms of this Agreement shall remain in effect and the Servicer’s fees shall continue to be paid hereunder with respect to such Accounts during such period.

14.05                 Transition Period Rights.  If this Agreement is terminated pursuant to Sections 14.02, 4.02(d), 6.10, or 10.01, upon demand by the Lender, Servicer shall continue to Service the Loans at rates charged to the Program Administrator for Lender’s Program at the time of such termination, until such time as all loans have been successfully deconverted.  Lender shall have the right to access the Servicer’s facilities and access to Loan data in the same manner as was permitted during the term of this Agreement.  Servicer has the obligation upon termination or expiration to provide, and Lender has the absolute right to obtain, all of its Proprietary Information and NPPI at any time.

SECTION 15.  MISCELLANEOUS PROVISIONS

15.01                   Notices.  All notices, approvals, consents, requests or other written communications regarding this Agreement are to be addressed as noted below.

If to FMC:	General Counsel
The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, Mass. 02199-8157

If to Lender:	SunTrust Bank
Attn: W. Mark Smith
Executive Vice President
1001 Semmes Avenue
Mail Code CS-RVW-7900
Richmond, VA 23224

With a copy to:
SunTrust Bank
Legal Department
303 Peachtree Street, N.E., 36th Floor
Atlanta, GA 30308

If to Servicer:	General Counsel
Pennsylvania Higher Education Assistance Agency
1200 North Seventh Street
Harrisburg, Pennsylvania 17102

15.02                 Relationship.  The Parties to this Agreement intend that the Servicer shall render the Services contemplated by this Agreement as an independent contractor.  The Servicer and its employees, agents, and servants are not to be considered agents or employees of Lender or FMC, for any purpose whatsoever. Nothing herein contained, nor any action taken by the Servicer under this Agreement, shall be deemed or construed to give the Servicer any right, title or interest either in law or in equity in and to any Loan being Serviced by Servicer.

15.03                 Non-Exclusive Agreement for FMC and Lender.  Nothing contained herein shall be construed to create an exclusive arrangement as to Lender or FMC. The Servicer understands and agrees that Lender and FMC may enter into other agreements for the servicing of Private Loans in the future.

15.04                 Survival.  Any and all provisions, promises, and warranties contained herein, which by their nature or effect are required or intended to be observed, kept or performed after expiration or termination of this Agreement (including , without limitation, representations and warranties, confidentiality, information security, audit rights, indemnification, limitation of liability, dispute resolution and miscellaneous provisions), will survive the expiration or termination of this Agreement and remain binding upon and for the benefit of the Parties hereto.

15.05                 Entire Understanding.  This Agreement, including without limitation all Schedules and Exhibits attached hereto, represent the entire understanding of the Parties with respect to their subject matter, and supersede all previous discussions and correspondence with respect thereto, and no representations, warranties or agreements, express or implied, of any kind with respect to such subject matter have been made by any Party to the other Parties, except as expressly set forth herein or in such other agreements.

15.06                 Interpretation of Documents.  In the event of a conflict between this Agreement and a Schedule or Exhibit attached hereto, this Agreement shall control.

15.07                 Cooperation.   Lender, FMC and the Servicer agree that they will cooperate fully with one another in order to carry out the terms and provisions of the Agreement during the term of this Agreement and during all periods in which Loans are processed and Serviced by Servicer.  Cooperation under this Section shall include, but not be limited to, each Party using reasonable means to ensure successful, normal, daily processing of Loans and related operations and functions.  Each Party agrees to support the reasonable routine efforts of the other Party and to work to resolve any disputes which may arise during such periods referenced above, and to continue to work together in a professional, business-like manner during all phases, functions and processes defined in this Agreement.

15.08                 Authorization.  Each of the undersigned represent that he or she has the authority to execute this Agreement on behalf of the respective Party.

15.09                 Amendments; Changes; Modifications.  This Agreement (a) may be amended, supplemented, or modified only by written instrument duly executed by the Parties; (b) such written instrument shall be incorporated into this

Agreement; and (c) shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.  The Servicing Guidelines may be amended or modified by addendum duly executed by the Parties outside this Agreement.

15.10                 No Waiver.  Any failure by Lender, FMC or the Servicer to insist upon the strict performance by the other of any of the terms and provisions of this Agreement shall not be deemed to be a continuing waiver of any such terms and provisions, and notwithstanding any such failure, such Party shall have the right thereafter to insist upon the resumption of strict performance by the other of any and all of the terms and provisions hereof.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

15.11                 Law Governing.  This Agreement is being delivered in and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any principles of conflict of laws.

15.12                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one of and the same document.

15.13                 Unenforceability.  If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement, which shall remain in full force and effect, and the Parties hereto shall continue to be bound thereby.

SECTION 16.  REMOVAL OF PROGRAM ADMINISTRATOR

16.01                 Upon the occurrence of any of the events set forth in Section 14.02(a) — (d), FMC may at its option resign as Program Administrator upon thirty (30) days written notice to Lender and Servicer. In addition, Lender may remove FMC as Program Administrator upon the terms and conditions set forth in the Loan Program Agreement. Upon the effective date of such resignation or removal, Lender shall become Program Administrator hereunder without the taking of further action by Lender, and Servicer’s fees for services provided hereunder shall thereafter be only the Servicing fees previously charged by Servicer to Program Administrator for Lender’s Program, unless otherwise agreed by Lender and Servicer in writing. If additional Services are requested by Lender, pricing for such services shall be negotiated between Servicer and Lender.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER EDUCATION		THE FIRST MARBLEHEAD
ASSISTANCE AGENCY		CORPORATION

	/s/ James L. Preston		/s/ Michael Plunkett
Name:	James L. Preston	Name:	Michael Plunkett
Title:	President and CEO	Title:	Managing Director

SUNTRUST BANK

/s/ W. Mark Smith
Name:	W. Mark Smith
Title:	Executive Vice President

Approved as to form and legality		Approved as to form and legality

	/s/ Jason Swartley		/s/ Robert A. Mulle
PHEAA General Counsel		Deputy Attorney General

INDEX TO SCHEDULES AND EXHIBITS

Schedule A	Required Reports Schedule
Schedule B	System Access Schedule
Schedule C	Fee Schedule
Exhibit A	Servicing Guidelines

Schedule A

PRIVATE STUDENT LOAN SERVICING AGREEMENT

AMONG

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY,

SUNTRUST BANK,

AND

THE FIRST MARBLEHEAD CORPORATION

REQUIRED REPORTS SCHEDULE

Servicer shall electronically deliver to Program Administrator and/or Lender (as specified below), within the time periods specified below, the data elements that are, as of the Effective Date, contained in the reports specified below:

1.                                      MR-01 Report, delivered weekly to Program Administrator and Lender.

2.                                    MR-50 Report, delivered to Program Administrator and Lender within five (5) Business Days after the end of each calendar month.

3.                                      MR-53 Report, delivered to Program Administrator and Lender within five (5) Business Days after the end of each calendar month.

4.                                      Asset Management Reports (AMR), delivered to Lender within five (5) Business Days after the end of each calendar month.

5.                                      Such other reports identified and mutually adopted.

Schedule B

PRIVATE STUDENT LOAN SERVICING AGREEMENT

AMONG

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY,

SUNTRUST BANK,

AND

THE FIRST MARBLEHEAD CORPORATION

SYSTEM ACCESS SCHEDULE

All system access shall be limited to view only option.

1. LENDER AND PROGRAM ADMINISTRATOR.

Servicer shall provide Lender and/or Program Administrator, upon approval by Lender, with web-based, view-only Account access, which shall include the ability to view loan servicing screens including but not limited to Borrower information,  Account history and due diligence records.

Individual users shall obtain remote access within five (5) Business Days of receipt of notice and additional necessary information from Lender and/or Program Administrator, as applicable, that such individual requires remote access.

2. BORROWERS.

Servicer shall provide Borrowers and Cosigners with limited access to their Account information through Servicer’s established borrower portal.  Access is limited to view-only, with the ability to submit queries and request or print forms as necessary.

3. FMC/FMER AND LENDER USER ACCESS SECURITY REQUIREMENTS

Upon approval by Lender of the Program Administrator’s access, the Servicer Operations Group of Program Administrator will be responsible for notifying the Servicer to add and delete Program Administrator Personnel who need, or no longer need, access as appropriate.  On a quarterly basis, Servicer will provide Program Administrator with a report of Program Administrator Personnel who have system access to Borrower information.  Program Administrator shall confirm the accuracy of such reports within ten (10) days of receipt thereof and, to the extent notice of any inaccuracies is not provided to Servicer by such time, Program Administrator shall be liable for the inaccuracy thereof in accordance with Section 9 (Liability) of this Agreement.

Lender will be responsible for notifying the Servicer to add and delete Lender Personnel who need, or no longer need, access as appropriate.  On a quarterly basis, Servicer will provide Lender with a report of Lender Personnel who have system access to Borrower information.  Lender shall confirm the accuracy of such reports within ten (10) days of receipt thereof and, to the extent notice of any inaccuracies is not provided to Servicer by such time, Lender shall be liable for the inaccuracy thereof in accordance with Section 9 (Liability) of this Agreement.

Schedule C

PRIVATE STUDENT LOAN SERVICING AGREEMENT

AMONG

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY,

SUNTRUST BANK,

AND

THE FIRST MARBLEHEAD CORPORATION

FEE SCHEDULE

1.	Deconversion to Lender	$[**] per loan
2.	Record Return Fee to Lender	$[**] per loan
3.	Reconversion Fee:	$[**] per loan
4.	Early Termination Fee	$[**] per Account
5.	Ad Hoc Projects/Reporting (fees to be pre-identified by the Servicer in a Statement of Work and billed to Program Administrator)
6.	Late Fees	[**]% of all late fees collected on delinquent Loans

Exhibit A —Servicing Guidelines

[**]

A total of twenty-three pages were omitted pursuant to a request for confidential treatment.

EXHIBIT B

Program Guidelines

with Servicing Guidelines, Forms of Credit Agreements and Truth-in-Lending Disclosures

[**]

A total of two hundred thirty-four pages were omitted pursuant to a request for confidential treatment.

EXHIBIT C1

Trust Agreement

MG STUDENT LOAN TRUST 2010-1

TRUST AGREEMENT

Among

[U.S. BANK NATIONAL ASSOCIATION]

as TRUSTEE

[U.S. BANK TRUST NATIONAL ASSOCIATION]

as RESIDENT TRUSTEE

THE NATIONAL COLLEGIATE FUNDING II, LLC

as OWNER

and

SUNTRUST BANK

with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06,

10.01(ii), 12.01 and 13.01 and Articles V and VI only

Dated as of

July     , 2010

i

ii

iii

TRUST AGREEMENT, dated as of July     , 2010, among The National Collegiate Funding II, LLC, a Delaware limited liability company (“NCF II”), [U.S. Bank National Association], a national banking association (the “Trustee”), [U.S. Bank Trust National Association], a national banking association (the “Resident Trustee” and, together with the Trustee, the “Trustees”), and, with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only, SunTrust Bank, a Georgia state-chartered banking corporation (“SunTrust”).

WHEREAS, the trust created hereby shall be known as the “MG Student Loan Trust 2010-1” (the “Trust”), in which name the Trustees may conduct the business of the Trust, make and execute contracts, and sue and be sued; and

WHEREAS, the Trust has been created to hold Trust Loans (as defined below) pursuant to the terms and conditions of the Loan Program Agreement (as defined below) for the benefit of SunTrust and The First Marblehead Corporation, a Delaware corporation (“FMC”).

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Program Agreement.  For all purposes of this Agreement, the following terms shall have the meanings set forth below:

“Administration Agreement” means the Administration Agreement, dated as of July    , 2010, among the Trust, the Trustee, and First Marblehead Data Services, Inc., as Administrator, as it may be amended from time to time.

“Administrator” means First Marblehead Data Services, Inc., a Massachusetts corporation, as Administrator under the Administration Agreement, or any successor Administrator as appointed pursuant to the terms of the Administration Agreement.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Trust Agreement, as it may be amended or restated from time to time.

“Authorized Officer” means any officer of the Trustee or the Resident Trustee who is authorized to act for the Trustee or the Resident Trustee, as the case may be, in matters relating to, and binding upon, the Trust and whose name appears on a list of such authorized officers furnished by the Trustee or the Resident Trustee, as the case may be, as such list may be amended or supplemented from time to time.

“Bankruptcy Action” has the meaning set forth in Section 4.01(b)(iv).

“Beneficial Interest” as to any Owner, means all or any part of the interest of that Owner in the Trust, including without limitation its (a) right to a distributive share of the assets of the Trust, and (b)

right to direct or consent to actions of the Trustee and otherwise participate in the management of and control the affairs of the Trust.

“Business Day” means any day that is not a Saturday, Sunday or any other day on which commercial banking institutions in Delaware, Georgia or Massachusetts are authorized or obligated by law or executive order to be closed.

“Capital Contribution” means the amount of money contributed or deemed to have been contributed by an Owner to the capital of the Trust, which shall be as set forth on Schedule I to this Agreement.

“Certificate of Trust” means the Certificate of Trust of the Trust filed with the Secretary of State.

“Code” means the Internal Revenue Code of 1986, as amended.

“Deemed Distribution” shall have the meaning set forth in Section 5.03.

“Distribution” means any money or other property distributed to an Owner with respect to its Beneficial Interest; provided that any money in the Participation Account shall not be eligible for Distribution to an Owner.

“Distribution Date” means the third Business Day following a day on which the Trustee receives instructions from the Administrator pursuant to Section 5.02 (provided that the Administrator shall not deliver such instructions more than three times in any calendar month), or such other Business Day as the Administrator and Trustee shall agree in writing.

“Distribution Date Statement” means the statement described as such in Section 5.04.

“Eligible Investments” means those investments designated in writing from time to time by the Administrator to the Trustee or, if no written directions are given, shall mean [**].

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fiscal Year” means the twelve-month period ending on June 30 each year or such portion thereof as the Trust may be in existence.

“FMC” means The First Marblehead Corporation, a Delaware corporation.

“FMC Deemed Distribution” shall have the meaning set forth in Section 5.03.

“FMER” means First Marblehead Education Resources, Inc., a Delaware corporation.

“Loan Program Agreement” means the Loan Program Agreement, executed April 20, 2010, by and among FMER, FMC and SunTrust.

“Majority Owners” shall have the meaning set forth in Section 4.03.

“1933 Act” has the meaning set forth in Section 3.02(a).

“Owner” means NCF II and any other Person who becomes an owner of a Beneficial Interest.

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“Participation Account Deposit Agreement” means the Participation Account Deposit Agreement, dated as of July           , 2010 by and between SunTrust and FMC.

“Percentage Interest” means the initial undivided beneficial interest in the Trust Property of an Owner expressed as a percentage of the total initial undivided beneficial interests in the Trust Property. References to Percentage Interests herein shall be solely for the purpose of certificating Owners’ interests hereunder and for any other purpose specified in this Agreement.

“Periodic Filings” means any filings or submissions that the Trust is required to make with any state or federal regulatory agency or under the Code.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, trust (including any beneficiary thereof), estate, custodian, nominee, unincorporated organization or government or any agency or political subdivision thereof.

“Plan” has the meaning set forth in Section 3.04(b).

“Plan Assets” has the meaning set forth in Section 3.04(b).

“Regulations” means the federal income tax regulations promulgated by the United States Treasury Department under the Code as such Regulations may be amended from time to time.

“Resident Trustee” means [U.S. Bank Trust National Association, a national banking association with its principal place of business in the State of Delaware], not in its individual capacity but solely as trustee, or any successor thereto, duly appointed in accordance with Section 13.01 hereof.

“Secretary of State” means the office of the Secretary of State of the State of Delaware.

“Special Servicer” means FMER as Special Servicer under the Special Servicing Agreement, or any successor Special Servicer as appointed pursuant to the terms of the Special Servicing Agreement.

“Special Servicing Agreement” means the Special Servicing Agreement, dated as of July     , 2010, between FMER, FMC, the Trust and, solely for purposes of Sections 2(B)(v), 2(B)(vi), 5, 7, 18(A) and 18(G) only, SunTrust.

“Statutory Trust Statute” means the Delaware Statutory Trust Act, 12 Del. Code §3801 et seq.

“SunTrust” means SunTrust Bank, a Georgia state-chartered banking corporation.

“Transfer” means the sale, transfer or other assignment of all of an Owner’s right, title and interest in all or a portion of such Owner’s Beneficial Interest.

“Trust” means the MG Student Loan Trust 2010-1 established by this Agreement.

“Trust Certificate” means a certificate evidencing the Beneficial Interest of an Owner in substantially the form attached hereto as Exhibit A.

“Trust Loan” means (i) any Charged Off Loan and (ii) any Purchased Loan, in each case which has been assigned to the Trust from time to time pursuant to the Loan Program Agreement.

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“Trust Property” means all right, title and interest of the Trust or the Trustee on behalf of the Trust in and to any property contributed to the Trust by the Owners or otherwise acquired by the Trust.

“Trust Related Agreements” means any instruments or agreements signed by the Trustee on behalf of the Trust, including without limitation, the Administration Agreement and the Special Servicing Agreement.

“Trustee” means [U.S. Bank National Association], not in its individual capacity but solely as trustee, or any successor thereto, duly appointed in accordance with Section 13.01 hereof.

“Trustees” mean the Resident Trustee and the Trustee.  For the avoidance of doubt, unless the context requires otherwise, the singular term “Trustee” does not include the Resident Trustee.

ARTICLE II

ORGANIZATION

Section 2.01                                Name.  The Trust continued hereby shall be known as the MG Student Loan Trust 2010-1, in which name the Trustees may take any action as provided herein.

Section 2.02                                Office.  The principal place of business and principal office of the Trust shall be in care of the Resident Trustee, at the address set forth in Section 15.04.  The Trust shall also have an office at [One Federal Street, Boston, Massachusetts 02110].

Section 2.03                                Purposes and Powers.

(a)                                  The purpose of the Trust is, and the Trust shall have power and authority and is hereby authorized, and each of the Trustees in the name and on behalf of the Trust is hereby authorized, to engage in the following activities and only these activities:

(i)                                     To acquire and manage Trust Loans in accordance with the terms and conditions of the Loan Program Agreement and the Special Servicing Agreement;

(ii)                                  To engage in those activities and to enter into such agreements that are required in connection with the Participation Account, including distributions made to the Participation Account pursuant to the Loan Program Agreement and the Participation Account Deposit Agreement;

(iii)                               To enter into, execute, deliver and perform the Trust Related Agreements and to provide for the administration of the Trust and the servicing and management of Trust Loans;

(iv)                              To engage in those activities and to enter into such agreements that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(v)                                 To engage in such other activities as may be required in connection with the acquisition, management or disposition of the Trust Property and Distributions to Owners.

(b)                                 The operations of the Trust shall be conducted as follows:

(i)                                     The Trust will act solely in its own name and the Trustee or other agents selected in accordance with this Agreement will act on behalf of the Trust subject to direction by the

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Owners or SunTrust, as applicable, and as provided herein, but such action shall not be in violation of the terms of this Agreement;

(ii)                                  The Trust shall ensure that all Recoveries on the Charged Off Loans shall be deposited into the Participation Account in accordance with the terms and conditions of the Loan Program Agreement and the Special Servicing Agreement;

(iii)                               The Trust shall ensure that all collections on the Purchased Loans shall be deposited into the [NCF II Account] in accordance with the terms and conditions of the Special Servicing Agreement;

(iv)                              The Trust’s funds and assets shall at all times be maintained separately from those of the Owners and any of their respective Affiliates;

(v)                                 The Trust shall maintain complete and correct books, minutes of the meetings and proceedings of the Owners, and records of accounts;

(vi)                              The Trust shall conduct its business at the office of the Resident Trustee and will use stationery and other business forms of the Trust under its own name and not that of the Owners or any of their respective Affiliates, and will avoid the appearance (A) of conducting business on behalf of any Owner or any Affiliate of an Owner or (B) that the assets of the Trust and the Trust Loans are available to pay the creditors of the Trustees or any Owner.  For the avoidance of doubt, the assets of the Trust shall not include the Participation Account;

(vii)                           To the extent not otherwise paid by another Person, the Trust’s operating expenses shall be paid out of its own funds, which shall not include any funds in the Participation Account; and

(viii)                        The Trust shall not incur, guarantee or assume any debt nor hold itself out as being liable for the debts of any entity, including any Owner or any Affiliates of any Owner.

(c)                                  For the avoidance of doubt, the Trust shall not have the power or authority to sell or otherwise dispose of any Charged Off Loans except for depositing Recoveries in the Participation Account in accordance with the terms and conditions of the Loan Program Agreement and the Special Servicing Agreement.

Section 2.04                                Appointment of the Trustees.  NCF II hereby appoints the Trustee and the Resident Trustee as trustees of the Trust, to have all the rights, powers and authority set forth herein and in the Statutory Trust Statute.  The Trustee acknowledges receipt in trust from NCF II, of the sum of One Dollar ($1.00), constituting the initial Trust Property.

Section 2.05                                Appointment of Special Servicer.

(a)                                  The Trust hereby hires, designates and appoints FMER as the Special Servicer under the Special Servicing Agreement to perform the Special Services (as defined in the Special Servicing Agreement), and the Special Servicer accepts such appointment and agrees to perform such duties with respect to the Trust Loans in accordance with the terms of this Agreement and the Special Servicing Agreement.

(b)                                 In the event of the resignation or removal of the Special Servicer pursuant to the Special Servicing Agreement, SunTrust shall, in accordance with the terms and conditions of the Special

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Servicing Agreement, appoint a successor to the Special Servicer to perform the Special Services for the Charged Off Loans held by the Trust.

Section 2.06                                Declaration of Trust.  The Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trustee under this Agreement.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of the Trust.  The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Secretary of State in the form attached as Exhibit C hereto.

Section 2.07                                No Liability of Owners for Expenses or Obligations of Trust.  No Owner shall be liable for any liability, expense or other obligation of the Trust.

Section 2.08                                Situs of Trust.  The Trust will be located in the State of Delaware.  The Trust shall not have any employees in any state other than in the State of Delaware and payments will be received by the Trustee on behalf of the Trust only in the Commonwealth of Massachusetts, the State of Delaware or the State of Georgia and payments will be made by the Trustee on behalf of the Trust only from the Commonwealth of Massachusetts, the State of Delaware or the State of Georgia.

ARTICLE III
TRUST CERTIFICATES AND TRANSFER OF INTEREST

Section 3.01                                Issuance of Trust Certificate.

(a)                                  As of the date hereof, as set forth on Schedule I attached hereto, NCF II has been issued a Trust Certificate evidencing one hundred percent (100%) of the Beneficial Interest in the Trust.

(b)                                 Each Trust Certificate shall be executed by manual signature on behalf of the Resident Trustee by one of its Authorized Officers.  Trust Certificates bearing the manual signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Resident Trustee shall bind the Trust, notwithstanding that such individual has ceased to be so authorized prior to the delivery of such Trust Certificate or does not hold such office at the date of such Trust Certificate.  Each Trust Certificate shall be dated the date of its issuance.

Section 3.02                                Registration and Transfer of Certificates.

(a)                                  The Resident Trustee shall maintain at its office referred to in Section 2.02, or at the office of any agent appointed by it and approved in writing by the Owners at the time of such appointment, a register for the registration and Transfer of Trust Certificates.  No Transfer of a Beneficial Interest shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and state securities laws, or is exempt from the registration requirements under the 1933 Act and state securities laws.

(b)                                 The registered Owner of any Trust Certificate may Transfer all or any portion of the Beneficial Interest evidenced by such Trust Certificate upon surrender thereof to the Resident Trustee accompanied by the documents required by Section 3.04.  Such Transfer may be made by the registered Owner in person or by its attorney duly authorized in writing upon surrender of the Trust Certificate to the Resident Trustee accompanied by a written instrument of Transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of Transfer as the Resident Trustee may reasonably require.  Promptly upon the receipt of such documents and receipt by the Resident Trustee of the transferor’s Trust Certificate, the Resident Trustee shall (i) record the name of such transferee as an

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Owner and its Percentage Interest in the Trust Certificate register, (ii) in the name and on behalf of the Trust issue, execute and deliver to such Owner a Trust Certificate evidencing such Percentage Interest and (iii) notify the Trustee in writing of such transfer and the details thereof.  In the event a transferor Transfers only a portion of its Beneficial Interest, the Resident Trustee shall register and issue to such transferor a new Trust Certificate evidencing such transferor’s new Percentage Interest.  Subsequent to a Transfer and upon the issuance of the new Trust Certificate or Trust Certificates, the Resident Trustee shall cancel and destroy the Trust Certificate surrendered to it in connection with such Transfer.  Each of the Trustees may treat the Person in whose name any Trust Certificate is registered as the sole Owner of the Beneficial Interest in the Trust evidenced by such Trust Certificate.

(c)                                  As a condition precedent to any registration of Transfer, the Resident Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such Transfer and any other reasonable expenses connected therewith.

(d)                                 The Trust Certificates may not be acquired or held by or for the account of a Plan, except as permitted under Section 3.04(b) herein.

Section 3.03                                Lost, Stolen, Mutilated or Destroyed Certificates.  If (a) any mutilated Trust Certificate is surrendered to the Resident Trustee, or (b) the Resident Trustee receives evidence to its satisfaction that any Trust Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Resident Trustee together with such security or indemnity as may be requested by the Resident Trustee to save it harmless, unless the Trust has notice that the Trust Certificate has been acquired by a protected purchaser and the Resident Trustee has actual knowledge or has received written notice thereof, the Resident Trustee in the name and on behalf of the Trust shall execute and deliver a new Trust Certificate for the same Percentage Interest as the Trust Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Resident Trustee shall determine.  In connection with the issuance of any new Trust Certificate under this Section 3.03, the Resident Trustee may require the payment by the registered Owner thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Resident Trustee) connected therewith.  Any replacement Trust Certificate issued pursuant to this Section 3.03 shall constitute complete and indefeasible evidence of ownership of a Beneficial Interest, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 3.04                                Limitation on Transfer of Ownership Rights.

(a)                                  No Transfer of all or any part of a Beneficial Interest after the date hereof shall be made to any Person unless (i) such Person delivers to the Resident Trustee an accession agreement substantially in the form of Exhibit B hereof, and (ii) the Resident Trustee shall have received a written opinion of counsel in form and substance satisfactory to the Resident Trustee stating that such Transfer is exempt from the 1933 Act and any applicable state securities laws.

(b)                                 No Transfer of all or any part of a Beneficial Interest shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code (collectively, “Plan”), nor to any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring the Beneficial Interest with “plan assets” of a Plan within the meaning of the ERISA and Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101 (“Plan Assets”) unless the Resident Trustee is provided with an opinion of counsel which establishes to

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the satisfaction of the Resident Trustee that the purchase of the Beneficial Interest is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Owners, the Trustees or the Trust to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to that undertaken in this Agreement, which opinion of counsel shall not be an expense of the Owners, the Trustees or the Trust.

(c)                                  No Transfer of all or any part of a Beneficial Interest shall be permitted, and no such transfer shall be effective hereunder, if such transfer would potentially cause the Trust to be classified as a publicly traded partnership, taxable as a corporation for federal income tax purposes, by causing the Trust to have more than 100 Owners at any time during any taxable year of the Trust.

(d)                                 Notwithstanding any other provision herein or elsewhere, to the fullest extent permitted by law, other than to receive and examine the same to determine whether any accession agreement, opinion of counsel or other document or instrument that is required to be and is delivered to the Resident Trustee pursuant to this Section 3.04 substantially conforms on its face to the requirements therefor set forth in this Section 3.04, the Resident Trustee shall have no obligation or responsibility for determining or ensuring that any issuance, Transfer, or exchange or proposed or purported issuance, Transfer or exchange of all or any part of a Beneficial Interest or Trust Certificate is permitted under or in accordance or compliance with this Agreement, the 1933 Act or any other applicable federal or state securities law, and neither of the Trustees shall have any personal liability to any Person in connection with any issuance, Transfer or exchange or proposed or purported issuance, Transfer or exchange (and/or registration thereof) that is not permitted under or in accordance or compliance with this Agreement, the 1933 Act or any other applicable federal or state securities law.

Section 3.05                                Assignment of Right to Distributions.  An Owner may assign all or any part of its right to receive Distributions hereunder, but such assignment (in the absence of a permitted Transfer) shall effect no change in the ownership of the Trust.

ARTICLE IV
CONCERNING THE OWNERS

Section 4.01                                Action by Owners with Respect to Certain Matters.

(a)                                  Each of the Trustees will take such action or refrain from taking such action under this Agreement or any Trust Related Agreement as it shall be directed in writing to take or refrain from taking pursuant to an express provision of this Agreement or such Trust Related Agreement or, with respect to nonministerial matters, as it shall be directed by the Majority Owners.

(b)                                 Without limiting the generality of the foregoing, in connection with the following nonministerial matters, neither of the Trustees will take any action, nor will they have authority to take any such action, unless they receive prior written approval from the Majority Owners:

(i)                                     Initiate any claim or lawsuit by the Trust and compromise any claim or lawsuit brought by or against the Trust, except for claims or lawsuits initiated in the ordinary course of business by the Trust or its agents or nominees for collection on the Trust Loans;

(ii)                                  Amend, change or modify this Agreement or any Trust Related Agreement;

(iii)                               To the fullest extent permitted by applicable law, file a voluntary petition in bankruptcy for the Trust; and

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(iv)                              To the fullest extent permitted by applicable law, (A) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (C) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (E) make any assignment for the benefit of the Trust’s creditors, (F) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (G) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”).  To the fullest extent permitted by applicable law, no Owner shall have the power to take, and no Owner shall take, any Bankruptcy Action with respect to the Trust or direct either of the Trustees to take any Bankruptcy Action with respect to the Trust.

(c)                                  No Owner shall take any action to cause the filing of an involuntary petition in bankruptcy against the Trust.

Section 4.02                                Action Upon Instructions.

(a)                                  The Trustees shall take such action or actions as may be specified in this Agreement or in any instructions delivered in accordance with this Article IV or Article IX; provided, however, that neither of the Trustees shall be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action (i) is contrary to the terms hereof or of any document contemplated hereby to which the Trust or either of the Trustees is a party or is otherwise contrary to law, (ii) is likely to result in personal liability on the part of either of the Trustees, unless the Owners shall have provided to the Trustees indemnification or security reasonably satisfactory to the Trustees against all costs, expenses and liabilities arising from the Trustees’ taking of such action, or (iii) would adversely affect the status of the Trust for federal income tax purposes.

(b)                                 No Owner shall direct the Trustees to take or refrain from taking any action contrary to this Agreement or any Trust Related Agreement, nor shall the Trustees be obligated to follow any such direction, if given.

(c)                                  Notwithstanding anything contained herein or in any Trust Related Agreement to the contrary, the Trustees shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order from, or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence on the date hereof other than the State of Delaware becoming payable by either of the Trustees; or (iii) subject either of the Trustees to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustees contemplated hereby.

(d)                                 The Trustees shall not have the power to remove the Administrator under the Administration Agreement or appoint a successor Administrator pursuant to the Administration Agreement without written instruction by the Owners and SunTrust.

Section 4.03                                Majority Control.  Except as otherwise expressly provided in this Agreement, any action which may be taken or consent or instructions which may be given by the Owners under this Agreement may be taken by the Owners holding in the aggregate more than fifty percent (50%) of the Percentage Interests at the time of such action (the “Majority Owners”).  Any written notice of the

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Owners delivered pursuant to this Agreement shall be effective only if signed by the Majority Owners at the time of the delivery of such notice.

Section 4.04                                Representations and Warranties of NCF II.  NCF II hereby represents and warrants to the Trustees as follows:

(a)                                  Upon the receipt of the Trust Property by the Trustees under this Agreement, the Trustees on behalf of the Trust will have good title to the Trust Property free and clear of any lien.

(b)                                 Except for the filing of the Certificate of Trust with the Secretary of State, no consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under current law in connection with the execution, delivery or performance by NCF II of this Agreement or the consummation of the transactions contemplated hereby; provided, however, that no representation or warranty is made herein as to compliance with federal securities laws, the securities or “blue sky” laws of any state or any state statute or regulation that requires licensure or registration of small loan lenders, loan brokers or loan arrangers.

(c)                                  This Agreement has been duly and validly authorized, executed and delivered by, and constitutes a valid and binding agreement of, NCF II, enforceable in accordance with its terms.

Section 4.05                                Power of Attorney.

(a)                                  General.  Each Owner hereby irrevocably constitutes and appoints the Administrator, with full power of substitution, such Owner’s true and lawful attorney-in-fact, in such Owner’s name, place and stead, with full power to act jointly and severally, to make, execute, sign, acknowledge, swear to, verify, deliver, file, record and publish the following documents:

(i)                                     Any certificate, instrument or document to be filed by the Owners under the laws of any state, or with any governmental agency in connection with this Agreement;

(ii)                                  Any certificate, instrument or document which may be required to effect the continuation or the termination of the Trust, including any amendments to this Agreement; provided that such continuation or termination is in accordance with the terms of this Agreement; and

(iii)                               Any written notice, instruction, instrument or document under Article XIII of this Agreement.

(b)                                 Duration of Power of Attorney.  It is expressly intended by each of the Owners that the Power of Attorney granted under this Section 4.05 is coupled with an interest, and it is agreed that such Power of Attorney shall survive (i) the dissolution, death or incompetency of any Owner and (ii) the assignment by any Owner of the whole or any portion of such Owner’s Beneficial Interest.

ARTICLE V
INVESTMENT, APPLICATION OF TRUST FUNDS

Section 5.01                                Investment of Trust Funds.  Unless otherwise directed in writing by the Owners, income with respect to and proceeds of the Trust Property which is received by the Trustee more than one day prior to a Distribution Date shall be invested and reinvested by the Trustee in Eligible Investments; provided, however, that Recoveries shall, at no time, be invested by the Trustee in Eligible Investments.  Interest earned from such investment and reinvestment shall be credited to the Trust Property.

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Section 5.02                                Application of Funds.  Income with respect to and proceeds of Trust Property (other than Recoveries) held by the Trustee on a Distribution Date shall be applied by the Trustee on such Distribution Date in accordance with written instructions of the Administrator received by the Trustee not less than three Business Days prior to such Distribution Date, in the following order:

(a)                                  First, to the extent not paid by another Person, to pay any amounts due to the Trustee or the Resident Trustee under this Agreement;

(b)                                 Second, to the extent not paid by another Person, to pay any amounts due to the Administrator under the Administration Agreement;

(c)                                  Third, to the extent not paid by another Person, to pay any amounts then due to the Special Servicer under the Special Servicing Agreement and to any other Person under the Trust Related Agreements;

(d)                                 Fourth, to the extent not paid by another Person, to pay any other expenses of the Trust; and

(e)                                  Fifth, to the Owners, pro rata based upon their Percentage Interests.

All payments to be made under this Agreement by the Trustee shall be made only from the income and proceeds of the Trust Property (other than Recoveries) and only to the extent that the Trustee has actually received such income or proceeds.

Section 5.03                                Remittance of Recoveries to the Participation Account.  All Recoveries received by the Trustee or the Trust (including any such amounts received by the Special Servicer and deposited into the FMER Collection Account (as defined in the Special Servicing Agreement)) shall be remitted to the Participation Account on a [weekly] basis in accordance with the terms and conditions of the Special Servicing Agreement.  Any amounts remitted to the Participation Account by the Trustee or the Trust, including but not limited to Recoveries, shall be deemed to be a distribution by the Trust to the Owners with respect to their Beneficial Interest (each a “Deemed Distribution”); provided that, for so long as the sole Owner of the Trust is NCF II, NCF II hereby agrees that any amounts remitted to the Participation Account by the Trustee or the Trust and which is a Deemed Distribution to the Owner shall further be deemed a distribution to FMC in its capacity as the sole member of NCF II pursuant to and in accordance with the terms and conditions of that certain Limited Liability Company Agreement of NCF II effective as of April 13, 2009 (each, a “FMC Deemed Distribution”).  Notwithstanding the Deemed Distribution and the FMC Deemed Distribution, once any amounts, including but not limited to Recoveries, are remitted to the Participation Account by the Trustee or the Trust, (a) such amounts shall be the property of FMC or SunTrust, as determined in accordance with the Loan Program Agreement, (b) such amounts shall be distributed pursuant to the terms and conditions of the Loan Program Agreement, and (c) FMC’s rights to such amounts deposited into the Participation Account shall be limited to those rights set forth in the Loan Program Agreement and shall be subject to the rights of SunTrust pursuant to the Loan Program Agreement.

Section 5.04                                Distribution Date Statement.  Unless otherwise instructed in writing by the Administrator or the Majority Owners, with each Distribution to an Owner pursuant to Section 5.02, the Trustee shall deliver a “Distribution Date Statement” setting forth, for the period since the preceding Distribution Date (or in the case of the initial Distribution Date, since the formation of the Trust):

(a)                                  Income and proceeds received by the Trustee with respect to the Trust Property (other than Recoveries);

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(b)                                 Amounts paid to the Trustee and the Resident Trustee;

(c)                                  Amounts paid to any Person pursuant to a Trust Related Agreement; and

(d)                                 Amounts paid for other expenses of the Trust.

Section 5.05                                Method of Payment.  Except as set for in Section 5.03, all amounts payable to an Owner pursuant to this Agreement shall be paid by the Trustee to the Owner by check payable to the Owner, mailed first class to the address of the Owner appearing on the register maintained pursuant to Section 3.02, or by crediting the amount to be distributed to the Owner to an account maintained by the Owner with the Trustee or by transferring such amount by wire transfer in immediately available funds to a banking institution with bank wire transfer facilities for the account of the Owner, as instructed in writing from time to time by the Owner.  The Trustee may require the Owner to pay any wire transfer fees incurred in connection with any wire transfer made to the Owner.

Section 5.06                                No Segregation of Funds; No Interest.  Subject to Section 5.01 and except for funds to be deposited in the Participation Account pursuant to the Loan Program Agreement, the Special Servicing Agreement and the Participation Account Deposit Agreement, funds received by the Trustee need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trustee shall not be personally liable for any interest thereon.

ARTICLE VI
TRUST LOANS

Section 6.01                                Acquisition of Trust Loans.  From time to time the Trustee, on behalf of the Trust, shall accept Trust Loans as are delivered to it pursuant to the Loan Program Agreement.  The Trustee, on behalf of the Trust, shall not be allowed to transfer, sell, or otherwise dispose of one or more Charged Off Loans except for depositing Recoveries in the Participation Account in accordance with the terms and conditions of the Loan Program Agreement and the Special Servicing Agreement.

Section 6.02                                Application of Funds in the Participation Account.  The Participation Account is not Trust Property and any amounts deposited in the Participation Account, including, but not limited to, Recoveries, shall be distributed pursuant to the terms and conditions of the Loan Program Agreement and shall not be distributed pursuant to this Agreement.

ARTICLE VII
TAX CHARACTERIZATION

Section 7.01                                Tax Characterization.  It is the intention of the parties hereto that, solely for purposes of federal income taxes, state and local income taxes, and any other taxes imposed on, measured by or based upon gross or net income, (a) if there is only one Owner, the Trust shall be treated as a disregarded entity of its owner pursuant to § 301.7701-2(c)(2) of the Regulations, (b) if there is more than one Owner, the Trust shall be treated as a partnership, and (c) the provisions of this Agreement shall be construed in accordance with such intent.  The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with such characterization of the Trust.

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ARTICLE VIII
FEDERAL INCOME TAX ALLOCATIONS

Section 8.01                                Federal Income Tax Allocations.  Net income of the Trust for any period as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Owners, pro rata based upon their Percentage Interests.

ARTICLE IX
AUTHORITY AND DUTIES OF THE TRUSTEES

Section 9.01                                General Authority.  The Trustees are authorized to take all actions required or permitted to be taken by them pursuant to the terms of this Agreement, the Trust Related Agreements and the Statutory Trust Statute.  The Trustees are further authorized from time to time to take such action as the Administrator, the Special Servicer, or SunTrust, as the case may be, directs in writing with respect to the Trust Related Agreements.

Section 9.01                                Specific Authority.  The Trustees are hereby authorized and directed to take the following actions:

(a)                                  Execute the Certificate of Trust;

(b)                                 Execute and deliver each of the Trust Related Agreements and the Trust Certificates on behalf of the Trust and any other document contemplated by the foregoing, in each case in such form as the Administrator shall approve, as evidenced conclusively by the Trustee’s or the Resident Trustee’s execution thereof; and

(c)                                  Execute and deliver on behalf of the Trust any documents necessary or appropriate, in such form as the Administrator shall approve, as evidenced conclusively by the Trustee’s or the Resident Trustee’s execution thereof, relating to the acquisition, servicing and management of Trust Loans.

Section 9.03                                General Duties.  It shall be the duty of the Trustees to discharge (or cause to be discharged) all of their respective responsibilities pursuant to the terms of this Agreement in the interest of the Owners.  Notwithstanding the foregoing, the Trustees shall be deemed to have discharged their duties and responsibilities hereunder and under the Trust Related Agreements to the extent (a) the Administrator has agreed herein or in the Administration Agreement to perform such acts or to discharge such duties of the Trustees hereunder or under any Trust Related Agreement, and the Trustees shall not be held liable for the default or failure of the Administrator to carry out its obligations hereunder or under the Administration Agreement, and (b) the Special Servicer has agreed herein or in the Special Servicing Agreement to perform such acts or to discharge such duties of the Trustees hereunder or under any Trust Related Agreements, and the Trustees shall not be held liable for the default or failure of the Special Servicer to carry out its obligations hereunder or under the Special Servicing Agreement.

Section 9.04                                Accounting and Reports to the Owners, the Internal Revenue Service and Others.  The Administrator shall (a) maintain or cause to be maintained the books of the Trust on a fiscal year basis using the accrual method of accounting, (b) deliver to each Owner, within 90 days of the end of each Fiscal Year, or more often, as may be required by the Code and the Regulations thereunder, a copy of the annual financial statement of the Trust for such Fiscal Year and a statement in such form and containing such information as may be required by such Regulations, and as is necessary and appropriate to enable each Owner to prepare its federal and state income tax returns, (c) prepare (or cause to be prepared) and file such tax returns and reports relating to the Trust, and make such elections, as may from

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time to time be required under any applicable state or federal statute or rule or regulation thereunder, (d) cause such tax returns to be signed in the manner required by law, (e) collect or cause to be collected any withholding tax required by the Code to be withheld by the Trust with respect to Distributions to Owners who are nonresident aliens or foreign corporations, and (f) cause to be mailed to each Owner copies of all such reports and tax returns of the Trust.

Section 9.05                                Signature of Returns.  The Trustee shall sign on behalf of the Trust, as the same are presented to the Trustee for execution, the tax returns and other Periodic Filings of the Trust, unless applicable law requires an Owner to sign such documents, in which case, so long as NCF II is an Owner and applicable law allows NCF II to sign any such document, NCF II shall sign such document and such document shall not be presented to either of the Trustees for signature.  At any time that NCF II is not an Owner, or is otherwise not allowed by law to sign any such document, then the Owner required by law to sign such document shall sign and such document shall not be presented to either of the Trustees for signature.

Section 9.06                                Right to Receive and Rely Upon Instructions.  In the event that either of the Trustees is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any Trust Related Agreement, or such provision is ambiguous as to its application, or is or appears to be in conflict with any other applicable provision, or in the event that this Agreement or any Trust Related Agreement permits any determination by the Trustees or is silent or is incomplete as to the course of action which either of the Trustees is required to take with respect to a particular set of facts, the Trustees may give notice (in such form as shall be appropriate under the circumstances) to the Owners or SunTrust, as applicable, requesting instructions and, to the extent that the Trustees shall have acted or refrained from acting in good faith in accordance with any instructions received from the Owners or SunTrust, as applicable, the Trustees shall not be liable to any Person on account of such action or inaction.  If the Trustees shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Trustees may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Trust Related Agreements, as either of the Trustees shall deem to be in the best interests of the Owners, and the Trustees shall have no liability to any Person for such action or inaction.

Section 9.07                                No Duties Except as Specified in this Agreement or in Instructions.  The Trustees shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Trust Property or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which either of the Trustees or the Trust is a party, except as expressly provided by the terms of this Agreement, and no implied duties or obligations (including without limitation fiduciary duties) shall be read into this Agreement against the Trustees, and no authority or authorization of either of the Trustees shall be construed as a duty.  Each of the Trustees nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Property, which result from claims against the Trustees personally that are not related to the ownership or the administration of the Trust Property or the transactions contemplated by the Trust Related Agreements.

Section 9.08                                No Action Except Under Specified Documents or Instructions.  The Trustees shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (a) in accordance with the powers granted to and the authority conferred upon the Trustees pursuant to this Agreement, and (b) in accordance with instructions delivered to the Trustees pursuant to Section 9.06 and Article IV hereof.

Section 9.09                                Restriction.  Notwithstanding anything herein to the contrary, the Trustees shall not take any action (a) that is inconsistent with the purposes of the Trust or (b) that to the actual

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knowledge of the Trustees would result in the Trust being treated as an association taxable as a corporation for federal income tax purposes.

ARTICLE X
CONCERNING THE TRUSTEES

Section 10.01                          Acceptance of Trusts and Duties.  Each of the Trustees accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Agreement.  Neither of the Trustees shall be personally liable under any circumstances, except (a) for its own willful misconduct, bad faith or gross negligence, (b) for liabilities arising from its failure to perform obligations expressly undertaken by it in the last sentence of Section 9.07, (c) for the inaccuracy of its representations and warranties contained in Section 10.05, or (d) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by it in connection with any of the transactions contemplated by this Agreement or the Trust Related Agreements.  In particular, but not by way of limitation:

(i)                                     Neither of the Trustees shall be personally liable for any error of judgment made in good faith by any of its Authorized Officers;

(ii)                                  Neither of the Trustees shall be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written instructions of the Administrator, the Special Servicer, the Owners or SunTrust, as applicable;

(iii)                               No provision of this Agreement shall require either of the Trustees to expend or risk its personal funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee or the Resident Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iv)                              Under no circumstance shall the Trustees be personally liable for any indebtedness of the Trust hereunder or under any Trust Related Agreement;

(v)                                 The Trustees shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by NCF II, or for the form, character, genuineness, sufficiency, value or validity of any Trust Loan or Trust Certificate (other than with respect to the due execution thereby by an Authorized Officer of the Resident Trustee on behalf of the Trust), or for or in respect of the validity or sufficiency of the Administration Agreement or the Trust Related Agreements; and

(vi)                              The Trustees shall have no duty to monitor or supervise the Administrator or the Special Servicer and shall not be liable for the default or misconduct of the Administrator or the Special Servicer under any of the Trust Related Agreements or otherwise and the Trustees shall have no obligation or liability to perform the obligations of the Trust hereunder or under any Trust Related Agreement that are required to be performed by the Administrator under the Administration Agreement or by the Special Servicer under the Special Servicing Agreement.

Section 10.02                          Furnishing of Documents.  The Trustee shall furnish to the Owners, promptly upon receipt thereof, duplicates or copies of all material reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustee hereunder (other than documents originated by or otherwise furnished to such Owners).

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Section 10.03                          Reliance; Advice of Counsel.

(a)                                  The Trustees shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note or other document or paper believed by it to be genuine and believed by it to be signed by a proper Person.  The Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof require and rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary of the relevant party or other appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustees for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)                                 In the exercise, performance or administration of its powers and duties hereunder and in the performance of its duties and obligations under any of the Trust Related Agreements, the Trustees (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustees shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by either of the Trustees with reasonable care; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and the Trustees shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

Section 10.04                          Not Acting in Individual Capacity.  Except as expressly provided in this Article X, in accepting the trusts hereby created, each of the Trustees acts solely as trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustees by reason of the transactions contemplated by this Agreement or the Trust Related Agreements shall look only to the Trust Property (other than Recoveries) for payment or satisfaction thereof.

Section 10.05                          Representations and Warranties of Resident Trustee.  The Resident Trustee represents and warrants to NCF II that it meets the requirements of section 3807(a) of the Statutory Trust Statute.

ARTICLE XI
COMPENSATION OF TRUSTEES

Section 11.01                          Fees and Expenses of the Trustees.  The Trustees shall be entitled to compensation for their services hereunder from the Trust and, to the extent not paid by the Administrator on behalf of the Trust, each of the Trustees shall receive such compensation from FMC, as set forth in a separate fee agreement with FMC and NCF II.  Each of the Trustees shall be entitled to be reimbursed by the Trust for its reasonable expenses hereunder and, to the extent not paid by the Administrator on behalf of the Trust, the Trustees shall receive such reimbursement from FMC, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustees may employ in connection with the exercise and performance of their rights and duties under this Agreement and the Trust Related Agreements.

Section 11.02                          Indemnification.  The Owners shall be jointly and severally liable for, and hereby agree to, indemnify [U.S. Bank National Association], individually and as Trustee, [U.S. Bank Trust National Association], individually and as Resident Trustee, and their respective Affiliates, successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, taxes

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(other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 11.01), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Trustee or the Resident Trustee (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, any Trust Related Agreement, the Trust, the administration of the Trust Property, the management of the Trust Loans or the action or inaction of the Trustee or the Resident Trustee hereunder, except only that the Owners shall not be required to indemnify the Trustee or the Resident Trustee for expenses arising or resulting from any of the matters described in clauses (a) through (d) of the second sentence of Section 10.01.  The indemnities contained in this Section 11.02 and all other rights, benefits, protections, privileges, immunities, and indemnities of the Trustees shall survive the resignation or removal of either of the Trustees and termination of this Agreement.  The obligations of the Owners pursuant to this Section 11.02 shall be borne in proportion to their respective Percentage Interests.

Section 11.03                          Payments to the Trustees.  Any amounts paid to the Trustees from the Trust Property pursuant to this Article XI shall be deemed not to be part of the Trust Property immediately after such payment.

ARTICLE XII
TERMINATION OF TRUST

Section 12.01                          Termination of Trust.

(a)                                  The Trust created hereby shall dissolve upon the last day of the month following (a) the month during which the principal and interest balance of each Trust Loan has been fully paid or otherwise discharged, whether by settlement or other means, pursuant to the Special Servicing Agreement and (b) the final Distribution by the Trustee of all funds or other property or proceeds of the Trust Property in accordance with the terms of this Agreement and the Trust Related Agreements.

(b)                                 The bankruptcy, death, incapacity, dissolution or termination of any Owner shall not operate to dissolve the Trust or terminate this Agreement, nor entitle such Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

(c)                                  Upon completion of the winding up of the Trust following the dissolution of the Trust pursuant to this Article XII, the Resident Trustee shall cause a Certificate of Termination to be filed with the Secretary of State, whereupon, except as otherwise provided in this Agreement, this Agreement shall be of no further force or effect and the Trust shall terminate.

Section 12.02                          Distribution of Assets.  Upon dissolution of the Trust, the Trustee shall take full account of the Trust assets (which shall not include any funds in the Participation Account) and liabilities, shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom, in accordance with written instructions of the Administrator, in the following order:

(a)                                  To the payment of the expenses of liquidation and the debts and liabilities of the Trust;

(b)                                 To the setting up of reserves which may be necessary or appropriate for anticipated obligations or contingencies of the Trust arising out of or in connection with the operation of the Trust.  Such reserves may be paid over by the Trustee to an escrow agent or trustee selected by the Administrator to be disbursed by such escrow agent or trustee in payment of any of such obligations or contingencies

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and, if any balance remains at the expiration of such period as the Administrator shall deem advisable, to be distributed by such escrow agent or trustee in the manner hereinafter provided; and

(c)                                  To each of the Owners, pro rata in accordance with its Percentage Interest.

If, at the time of liquidation, the Administrator shall determine that an immediate sale of some or all of the assets would cause undue loss to the Owners, the Administrator may, in order to avoid such loss and with the consent of the Owners, direct the Trustee to defer liquidation.

Section 12.03                          No Termination by Owners.  The Owners shall not be entitled to terminate or revoke the Trust established hereunder.

ARTICLE XIII
SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

Section 13.01                          Resignation of Trustees; Appointment of Successor.

(a)                                  Either of the Trustees may resign at any time without cause by giving at least 60 days’ prior written notice to the Administrator, the Owners and SunTrust, such resignation to be effective upon the acceptance of appointment by a successor Trustee or Resident Trustee, as applicable, under Section 13.01(b).  In addition, the Majority Owners may at any time remove either of the Trustees without cause by an instrument in writing delivered to the Trustee or Resident Trustee, as applicable, the Administrator and SunTrust, such removal to be effective upon the acceptance of appointment by a successor Trustee or Resident Trustee, as applicable, under Section 13.01(b).  In case of the resignation or removal of either of the Trustees, the Owners may appoint a successor Trustee or Resident Trustee, as applicable, by an instrument signed by the Owners.  If a successor Trustee or Resident Trustee, as applicable, shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Trustee or Resident Trustee, as applicable, or the Owners may, at the expense of the Trust, apply to any court of competent jurisdiction to appoint a successor Trustee or Resident Trustee, as applicable, to act until such time, if any, as a successor Trustee or Resident Trustee, as applicable, shall have been appointed as provided above.  Any successor Trustee or Resident Trustee, as applicable, so appointed by such court shall immediately and without further act be superseded by any successor Trustee or Resident Trustee, as applicable, appointed as above provided within one year from the date of the appointment by such court.

(b)                                 Any successor Trustee or Resident Trustee, as applicable, however appointed, shall execute and deliver to the predecessor Trustee or Resident Trustee, as applicable, an instrument accepting such appointment, and thereupon such successor Trustee or Resident Trustee, as applicable, without further act (except for the filing required under Section 13.01(e) below), shall become vested with all the estates, properties, rights, powers, duties and trust of the predecessor Trustee or Resident Trustee, as applicable, in the trusts hereunder with like effect as if originally named the Trustee or Resident Trustee, as applicable, herein; but nevertheless, upon the written request of such successor Trustee or Resident Trustee, as applicable, and the payment of all fees and indemnities or other amounts due the predecessor Trustee or Resident Trustee, as applicable, such predecessor Trustee or Resident Trustee, as applicable, shall execute and deliver an instrument transferring to such successor Trustee or Resident Trustee, as applicable, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee or Resident Trustee, as applicable, and such predecessor Trustee or Resident Trustee, as applicable, shall duly assign, transfer, deliver and pay over to such successor Trustee or Resident Trustee, as applicable, all funds or other property then held or subsequently received by such predecessor Trustee or Resident Trustee, as applicable, upon the trusts herein expressed.

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(c)                                  Any successor Trustee, however appointed, shall be a national bank and any Resident Trustee, however, appointed, shall meet the requirements of section 3807(a) of the Statutory Trust Statute.

(d)                                 Any Person into which the Trustee or Resident Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Resident Trustee, as applicable, shall be a party, or any Person to which substantially all the corporate trust business of the Trustee or Resident Trustee, as applicable, may be transferred, shall, subject to the terms of Section 13.01(c), be the Trustee or Resident Trustee, as applicable, under this Agreement without further act.

(e)                                  Any successor Resident Trustee appointed pursuant to this Article XIII shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor Resident Trustee.

Section 13.02                          Appointment of Additional Trustees.  At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Trustee and the Administrator, acting jointly, by an instrument in writing, may appoint one or more individuals or other Persons approved by the Administrator and the Trustee to act as separate trustee or separate trustees of all or any part of the Trust Property to the full extent that local law makes it necessary or appropriate for such separate trustee or separate trustees to act alone.  If the Administrator shall not have joined in such appointment within 15 days after the receipt of such request, the Trustee, acting alone, shall have the power to make such appointment.

ARTICLE XIV
TAX MATTERS PARTNER

Section 14.01                          Tax Matters Partner.  The tax matters partner (within the meaning of section 6231(a)(7) of the Code and applicable Regulations) of the Trust for all federal income tax purposes set forth in the Code shall be NCF II, provided that the Trust is treated as a partnership for federal income tax purposes.  Subject to Section 14.08, the tax matters partner shall have the authority to represent the Trust and perform the duties imposed on the tax matters partner under the Code, and as set forth in this Article XIV.

Section 14.02                          Notice of Tax Audit.  The tax matters partner shall give prompt notice to the Owners upon receipt of advice that the Internal Revenue Service intends to examine Trust income tax returns for any year.

Section 14.03                          Authority to Extend Period for Assessing Tax.  Subject to Section 14.08, the tax matters partner shall have the authority to extend the period for assessing any tax imposed on any Owner under the Code by any agreement as provided for under section 6229(b)(1)(B) of the Code.

Section 14.04                          Choice of Forum for Filing Petition for Readjustment.  Any petition for readjustment may, but is not required to, be filed by the tax matters partner in accordance with section 6226(a) of the Code in the United States District Court for the district in which the Trust’s principal place of business is located, or the United States Claims Court.

Section 14.05                          Authority to Bind Owners by Settlement Agreement.  Subject to Section 14.08, the tax matters partner shall enter into a settlement agreement in accordance with section 6224(c)(3) of the Code as directed by the Owners.

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Section 14.06                          Notices Sent to the Internal Revenue Service.  The tax matters partner shall use its best efforts to furnish to the Internal Revenue Service the name, address, profits interest and taxpayer identification number of each Owner and any additional information it receives from each Owner regarding any change in that Owner’s name, address, profits interest and taxpayer identification number.  In no event shall the tax matters partner be liable, responsible or accountable in damages or otherwise to the Owner for any loss in connection with furnishing such information to the Internal Revenue Service if the tax matters partner acts in good faith and is not guilty of fraud or gross negligence.

Section 14.07                          Indemnification of Tax Matters Partner.  The Trust shall indemnify and save harmless the tax matters partner against any loss, damage, cost or expense (including attorneys’ fees) incurred by it as a result of any act performed or omitted on behalf of the Trust or any Owner or in furtherance of the Trust’s interests or the interests of the Owner, in its capacity as tax matters partner, without, however, relieving the tax matters partner of liability for bad faith, fraud or gross negligence.

Section 14.08                          Approval of Tax Matters Partner’s Decisions.  The tax matters partner shall call a meeting of the Owners at any time in order to discuss any decisions the tax matters partner may propose to make, notice of which shall be included in the notice of such meeting.  The tax matters partner shall make no decision and take no action with respect to the determination, assessment or collection of any tax imposed by the Code on the Owners unless and until such decision has been approved by the Owners.

Section 14.09                          Participation by Owners in Internal Revenue Service Administrative Proceedings.  Nothing contained in this Article XIV shall be construed to take away from any Owner any right granted to such person by the Code to participate in any manner in administrative proceedings of the Internal Revenue Service.

ARTICLE XV
MISCELLANEOUS

Section 15.01                          Supplements and Amendments.  This Agreement may be amended only by a written instrument signed by the Trustees and the Majority Owners at the time of such amendment; provided, however, that Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI of this Agreement may be amended only by a written instrument signed by the Trustees, the Majority Owners at the time of such amendment, and SunTrust; provided further that if, in the opinion of either of the Trustees, any instrument required to be so executed adversely affects any right, duty or liability of, or benefit, protection, privilege, immunity or indemnity in favor of, either of the Trustees under this Agreement or any of the documents contemplated hereby to which either of the Trustees or the Trust is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of either of the Trustees or any document contemplated hereby to which either of the Trustees is a party, either of the Trustees may in its sole discretion decline to execute such instrument.

Section 15.02                          No Legal Title to Trust Property in Owner.  Legal title to all Trust Property shall be vested at all times in the Trust as a separate legal entity, except where the laws of any jurisdiction require title to be vested in a trustee in which case legal title shall be vested in the Trustee on behalf of the Trust.  The Trustee shall have no duty or obligation to independently investigate whether legal title to any Trust Property is deemed vested in the Trustee.  The Owners shall not have legal title to any part of the Trust Property and shall only have an undivided beneficial interest therein.  No transfer, by operation of law or otherwise, of any right, title and interest of the Owners in and to their undivided Beneficial Interests in the Trust Property hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

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Section 15.03                          Limitations on Rights of Others.  Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Trust, the Trustees, SunTrust, FMC, the Administrator and the Owners any legal or equitable right, remedy or claim in the Trust Property under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 15.04                          Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid, if to the Trustee, addressed to: [U.S. Bank National Association, One Federal Street, Boston, Massachusetts 02110, Attention: Corporate Trust Administration], or to such other address as the Trustee may have set forth in a written notice to the Owners; and if the Resident Trustee, addressed to: [U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration]; if to an Owner, addressed to it at the address provided to the Resident Trustee by such Owner and set forth for such Owner in the register maintained by the Resident Trustee, and if to SunTrust, addressed to: SunTrust Bank, 1001 Semmes Avenue, Mail Code CS-RVW-7900, Richmond, Virginia 23224, Attention: W. Mark Smith, with a copy to: SunTrust Bank, 303 Peachtree Street, N.E., 36th Floor, Atlanta, Georgia 30308, Attention: Legal Department.  Whenever any notice in writing is required to be given by either of the Trustees hereunder, such notice shall be deemed given and such requirement satisfied 72 hours after such notice is mailed by certified mail, postage prepaid, addressed as provided above; any notice given by an Owner to either of the Trustees shall be effective upon receipt by an Authorized Officer of the Trustee or Resident Trustee, as applicable.  A copy of any notice delivered to either of the Trustees shall also be delivered by the Person giving such notice to the Administrator, addressed to: First Marblehead Data Services, Inc., The Prudential Tower, 800 Boylston Street - 34th Floor, Boston, Massachusetts 02199-8157, Attention: Ms. Rosalyn Bonaventure, with a copy to The First Marblehead Corporation, The Prudential Tower, 800 Boylston Street - 34th Floor, Boston, Massachusetts 02199-8157, Attention: Corporate Law Department, or to such other addresses as the Administrator may have set forth in a written notice to the Trustees.

Section 15.05                          Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.06                          Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 15.07                          Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustees and their respective successors and assigns and each Owner and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

Section 15.08                          Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 15.09                          Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of law rules), including all matters of construction, validity and performance.

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Section 15.10                          Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  FMC shall be a third party beneficiary to this Agreement for purposes of Section 2.03(c), Section 5.03 and Article VI and shall be entitled to enforce such provisions against NCF II and the Trust as if it was a party hereto.

Section 15.11                          General Interpretive Principles.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)                                  The defined terms in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

(b)                                 Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

(c)                                  References herein to “Articles,” “Sections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, paragraphs and other subdivisions of this Agreement;

(d)                                 A reference to a paragraph without further reference to a Section is a reference to such paragraph as contained in the same Section in which the reference appears, and this rule shall also apply to subparagraphs and other subdivisions;

(e)                                  The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)                                    The term “include” or “including” shall mean without limitation by reason of enumeration.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to the duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

[U.S. BANK NATIONAL ASSOCIATION], not in its individual capacity except as expressly provided herein, but solely as Trustee

By:
Name:
Title:

[U.S. BANK TRUST NATIONAL ASSOCIATION], not in its individual capacity except as expressly provided herein, but solely as Resident Trustee

By:
Name:
Title:

THE NATIONAL COLLEGIATE FUNDING II, LLC, as Owner

By:
	Name:	Gary F. Santo, Jr.
	Title:	Vice President

[Signatures continue]

Trust Agreement

With respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only:

SUNTRUST BANK

By:
Name:
Title:

[Signatures continue]

Trust Agreement

ACKNOWLEDGED AND AGREED AS TO SECTION 2.03, ARTICLE V AND ARTICLE VI ONLY

THE FIRST MARBLEHEAD CORPORATION

By:
Name:
Title:

[Signatures continue]

Trust Agreement

ACKNOWLEDGED AND AGREED

FIRST MARBLEHEAD DATA SERVICES, INC.

By:
Name: Rosalyn Bonaventure
Title: President

[End signatures]

Trust Agreement

SCHEDULE I

CAPITAL CONTRIBUTIONS AND PERCENTAGE INTERESTS

Owner	Capital Contribution	Percentage Interest

The National Collegiate Funding II, LLC	$1.00	100%

EXHIBIT A

MG STUDENT LOAN TRUST 2010-1

TRUST CERTIFICATE
UNDER THE TRUST AGREEMENT, DATED
as of July     , 2010

Certificate No.

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE RESIDENT TRUSTEE, SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS.  THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE RESIDENT TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04(a) OF THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE OR ANY PERSON ACTING ON BEHALF OF SUCH A PLAN EXCEPT IN ACCORDANCE WITH SECTION 3.04(b) OF THE TRUST AGREEMENT.

[U.S. Bank Trust National Association], not in its individual capacity, but solely as resident trustee (the “Resident Trustee”) under the Trust Agreement, dated as of July        , 2010 (the “Trust Agreement”), with [U.S. Bank National Association], not in its individual capacity but solely as trustee (the “Trustee” and together with the Resident Trustee, the “Trustees”), The National Collegiate Funding II, LLC, as owner (the “Owner”) of beneficial interests in the trust created thereby, and, with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only, SunTrust Bank, hereby certifies on behalf of the MG Student Loan Trust 2010-1 (the “Trust”) that                                  is the owner of an undivided beneficial interest equal to the percentage listed on Schedule I to the Trust Agreement in the Trust Property provided for and created by the Trust Agreement.  This Trust Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and each Owner by acceptance hereof shall be bound by the terms of the Trust Agreement.  Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof.  The Trustees may treat the person shown on the register maintained by the Resident Trustee pursuant to Section 3.02 of the Trust Agreement as the absolute Owner hereof for all purposes.

Capitalized terms used herein without definition have the meanings ascribed to them in or by reference in the Trust Agreement.

TRANSFER OF THIS TRUST CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN THE TRUST AGREEMENT.  In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the Trust maintained by the Resident Trustee by the registered Owner in person or by his attorney duly authorized in writing upon surrender of this Trust Certificate to the Resident Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Resident Trustee may reasonably require, whereupon the Resident Trustee shall issue in the name of the transferee a Trust Certificate or Trust Certificates evidencing the amount and extent of interest of the transferee.  The Owner hereof, by its acceptance of this Trust Certificate, warrants and represents to the Resident Trustee, the Trustee and to the Owners of the other Trust Certificates issued under the Trust Agreement and agrees not to transfer this Trust Certificate except in accordance with the Trust Agreement.

This Trust Certificate may not be acquired or held by a Plan.  By accepting and holding this Trust Certificate, the Owner hereof shall be deemed to have represented and warranted that it is not a Plan, unless it has provided the opinion of counsel described in Section 3.04(b) of the Trust Agreement.

This Trust Certificate and the Trust Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of law rules), including all matters of construction, validity and performance.

IN WITNESS WHEREOF, the Resident Trustee, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued in the name and on behalf of the Trust as of the date hereof.

MG STUDENT LOAN TRUST 2010-1 By: [U.S. BANK TRUST NATIONAL ASSOCIATION], not in its individual capacity, but solely as Resident Trustee

By:
Name:
Title:

Dated:

A-2

EXHIBIT B

FORM OF ACCESSION AGREEMENT

[Date]

[Name]
[Address]
Attention:

Dear Sirs:

We refer to the Trust Agreement, dated as of July      , 2010 (the “Trust Agreement”), among The National Collegiate Funding II, LLC (the “Company”), [U.S. Bank National Association] (in its capacity as trustee thereunder, the “Trustee”), [U.S. Bank Trust National Association] (in its capacity as resident trustee thereunder, the “Resident Trustee”), and, with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only, SunTrust Bank.  We propose to purchase a beneficial interest in the MG Student Loan Trust 2010-1, a Delaware statutory trust (the “Trust”) formed pursuant to the Trust Agreement.  Capitalized terms used herein without definition have the meanings given them in the Trust Agreement.

1.                                       We understand that our Trust Certificate is not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities or “Blue Sky” law and is being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and any applicable state laws.

2.                                       We have knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trust, we are able to bear the economic risk of investment in the Trust and we are an “accredited investor” as defined in Regulation D under the 1933 Act.

3.                                       We acknowledge that none of the Trust, the Company, the Trustee or the Resident Trustee has advised us concerning the federal or state income tax consequences of owning a beneficial interest in the Trust, including the tax status of the Trust or the likelihood that distributions from the Trust would be characterized as “unrelated business income” for federal tax purposes, and we have consulted with our own tax advisor with respect to such matters.

4.                                       We are acquiring our Trust Certificate for our own account and not for the benefit of any other person and not with a view to any distribution of our Beneficial Interest in the Trust subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

5.                                       We agree that our Beneficial Interest in the Trust must be held indefinitely by us unless subsequently registered under the 1933 Act and any applicable state securities or “Blue Sky” law or unless exemptions from the registration requirements of the 1933 Act and applicable state laws are available.

6.                                       We agree that in the event that at some future time we wish to dispose of or exchange any of our Beneficial Interest in the Trust, we will not transfer or exchange any of our Beneficial Interest in the Trust unless we have satisfied the requirements set forth in Section 3.04 of the Trust Agreement, and either:

(A)                              (1) the transfer or exchange is made to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser, and (3) all offers or solicitations in connection with the sale (if a sale), whether made directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

(B)                                our Beneficial Interest in the Trust is sold in a transaction that does not require registration under the 1933 Act and any applicable State “Blue Sky” law.

“Eligible Purchaser” means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

7.                                       We understand that our Trust Certificate bears a legend to substantially the following effect:

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE RESIDENT TRUSTEE SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS. THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE RESIDENT TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04(a) OF THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE OR ANY PERSON ACTING ON BEHALF OF SUCH A PLAN EXCEPT IN ACCORDANCE WITH SECTION 3.04(b) OF THE TRUST AGREEMENT.

8.                                       We agree to be bound by all terms and conditions of our Trust Certificate and the Trust Agreement.

[Remainder of page intentionally left blank]

B-2

Very truly yours,

[PURCHASER]

By:
Name:
Title:

Accepted and Acknowledged this th day of , .

MG STUDENT LOAN TRUST 2010-1 By: [U.S. BANK TRUST NATIONAL ASSOCIATION], not in its individual capacity, but solely as Resident Trustee

By:
Name:
Title:

EXHIBIT C

FORM OF
CERTIFICATE OF TRUST
OF
MG STUDENT LOAN TRUST 2010-1

This Certificate of Trust of the MG Student Loan Trust 2010-1 (the “Trust”), is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

(i)            Name.  The name of the statutory trust formed hereby is the MG Student Loan Trust 2010-1.

(ii)           Delaware Trustee.  The name and business address of a trustee of the Trust which has its principal place of business in the State of Delaware are [U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration].

(iii)          Effective Date.  This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with § 3811(a)(1) of the Act.

[U.S. BANK TRUST NATIONAL ASSOCIATION], not in its individual capacity but solely as Resident Trustee

By:
Name:
Title:

[U.S. BANK NATIONAL ASSOCIATION], not in its individual capacity but solely as Trustee

By:
Name:
Title:

EXHIBIT C2

Administration Agreement

ADMINISTRATION AGREEMENT

ADMINISTRATION AGREEMENT, dated as of July     , 2010 (as amended from time to time, this “Agreement”), among MG STUDENT LOAN TRUST 2010-1, a Delaware statutory trust (the “Trust”), [U.S. BANK NATIONAL ASSOCIATION], not in its individual capacity but solely as a trustee of the Trust (the “Trustee”), and FIRST MARBLEHEAD DATA SERVICES, INC., a Massachusetts corporation having a place of business at 800 Boylston St., 34th Floor, Boston, MA 02199 (the “Administrator”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement or the Loan Program Agreement (each as defined below), as applicable.

WHEREAS, the Trust (a) will be assigned (i) Charged Off Loans and (ii) Purchased Loans (collectively, the “Trust Loans”) from time to time pursuant to that certain Loan Program Agreement executed April 20, 2010 (the “Loan Program Agreement”), by and among First Marblehead Education Resources, Inc., The First Marblehead Corporation, and SunTrust Bank, a Georgia state-chartered banking corporation (“SunTrust”); and (b) has issued a trust certificate (the “Trust Certificate”) pursuant to a Trust Agreement dated as of July     , 2010 (the “Trust Agreement”) among the Trustee, The National Collegiate Funding II, LLC (the “Owner” and together with any other beneficial owner of the Trust, the “Owners”), a resident trustee (together with the Trustee, the “Trustees”) and, with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only, SunTrust;

WHEREAS, pursuant to the Trust Agreement, the Trust, the Trustee, and one or more Owners are required to perform certain duties in connection with the Trust Loans;

WHEREAS, the Trust, the Trustee, and the Owners desire to have the Administrator perform certain of the duties of the Trust and the Trustee referred to in the Trust Agreement and the Trust Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Trust Related Agreements as the Trust, the Trustee, and the Owners may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Trust, the Trustee, and the Owners on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.             Duties of the Administrator.

(a)           Duties with Respect to the Trust Related Agreements.  The Administrator agrees to perform all its duties as Administrator and the duties of the Trust under the Trust Related Agreements.  In addition, the Administrator shall consult with the Trustee regarding the duties of the Trust under the Trust Related Agreements.  The Administrator shall monitor the performance of the Trust under the Trust Related Agreements and shall advise the Trustee when action is necessary to comply with the Trust’s duties under the Trust Related Agreements.  The Administrator shall prepare for execution by the Trust, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Trust to prepare, file or deliver pursuant to the Trust Related Agreements.

(b)           Additional Duties.

(i)            In addition to the duties of the Administrator set forth above, the Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Trust, and the Trustee on behalf of the Trust, under the Trust Agreement including, without limitation, those duties and obligations set forth on Schedule A hereto.  In furtherance thereof, the Trust shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator as the attorney-in-fact of the Trust, for the purpose of executing on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as are required to be executed by the Trust pursuant to such agreements.  Subject to Section 5 of this Agreement, and in accordance with the written instructions of the Trust, the Owners, or the Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Loans as are not covered by any of the foregoing provisions and as are expressly requested by the Trust, the Trustee, or the Owners and are reasonably within the capability of the Administrator.  The Administrator agrees to perform such obligations and deliver such notices as are specified as to be performed or delivered by the Administrator under the Trust Agreement.

(ii)           In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates.

(iii)          In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and may enter into agreements with any of them.

(iv)          In carrying out its duties under this Agreement with respect to delinquent or defaulted Trust Loans, the Administrator may retain and employ agents to service, manage, enforce, collect or dispose of such Trust Loans and to commence any actions or proceedings the agents deem necessary, appropriate or desirable in connection therewith.

(c)           Non-Ministerial Matters.

(1)           With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action unless the Administrator shall have received instructions from the Trustee or the Owners in accordance with the Trust Agreement.  For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)          The amendment of or any supplement to the Trust Related Agreements; and

(B)           The initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust, except for claims or lawsuits in the ordinary course of business brought by or against the Trust, or by its agents or nominees, relating to the enforcement or collection of the Trust Loans owned by the Trust.

(ii)           Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Trustee or any Owner directs the Administrator not to take on behalf of the Trust.

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(d)           Actions on behalf of the Owners.  Pursuant to Section 4.05 of the Trust Agreement, the initial Owner has appointed the Administrator as its true and lawful attorney-in-fact with respect to certain matters described in such Section 4.05.

2.             Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Trustee and the Owners at any time during normal business hours. The Administrator shall maintain or cause to be maintained the books of the Trust on the basis of a fiscal year ending June 30, using the accrual method of accounting, in accordance with generally accepted accounting principles, and shall comply with the other requirements set forth in Section 9.04 of the Trust Agreement.

3.             Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to reimbursement for all its expenses incurred in performing its obligations hereunder and any other expenses incurred by the Administrator on behalf of the Trust by the Trust in accordance with the terms and conditions of the Trust Agreement.  For the avoidance of doubt, Recoveries shall not be available to reimburse the Administrator for its expenses hereunder.

4.             Additional Information to be Furnished.  The Administrator shall furnish to the Trustee and the Owners from time to time such additional information regarding the Trust Loans as the Trustee or the Owners shall reasonably request.

5.             Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Trust, the Trustees, or the Owners with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Trust, the Trustees, or the Owners, the Administrator shall have no authority to act for or represent the Trust, the Trustees, or the Owners, respectively, in any way other than as specified hereunder and shall not otherwise be deemed an agent of the Trust, the Trustees, or the Owners.

6.             No Joint Venture.  Nothing contained in this Agreement (a) shall constitute the Administrator and any of the Trust, the Trustees, or any Owner as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them, or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

7.             Other Activities of the Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Trust, the Trustees, or the Owners.

8.             Term of Agreement; Resignation and Removal of Administrator.

(a)           This Agreement shall continue in force until the termination of the Trust, upon which event this Agreement shall automatically terminate.

(b)           Subject to Section 8(d) of this Agreement, the Owners may remove the Administrator without cause by providing the Administrator with at least 15 days’ prior written notice; provided that the Owners simultaneously provide SunTrust with a copy of any such notice under this Section 8(b).

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(c)           Subject to Section 8(d) of this Agreement, the Owners may remove the Administrator immediately upon written notice of termination if any of the following events shall occur:

(i)            The Administrator shall default in the performance of any of its duties under this Agreement and, after written notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, the Administrator shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Trustee);

(ii)           A court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, with respect to any involuntary case commenced against the Administrator under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or shall appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)          The Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of its creditors or shall fail generally to pay its debts as they become due;

provided that the Owners simultaneously provide SunTrust with a copy of any such notice under this Section 8(c).  The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 8(c) shall occur, it shall give written notice thereof to the Trustee within two Business Days after the happening of such event.

(d)           No removal of the Administrator pursuant to this Section 8 shall be effective until (i) a successor Administrator shall have been appointed by the Owners, on behalf of the Trust and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

9.             Action upon Termination or Removal.  Promptly upon the effective date of termination of this Agreement or the removal of the Administrator pursuant to Section 8 of this Agreement, the Administrator shall (a) be entitled to be paid by the Trust in accordance with the terms and conditions of the Trust Agreement all reimbursable expenses accruing to it to the date of such termination or removal and (b) deliver to the successor Administrator all property and documents of or relating to the Trust Loans then in the custody of the Administrator.  In the event of the removal of the Administrator pursuant to Sections 8(b) or (c) of this Agreement, the Administrator, for a period of not less than 120 days following notice of such removal, shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Administrator.

10.           Limitation of Liability of Trustee.  Notwithstanding anything contained herein to the contrary, this Agreement has been executed by [U.S. Bank National Association], not in its individual capacity but solely in its capacity as Trustee of the Trust, and in no event shall [U.S. Bank National Association] in its individual capacity or any Owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust.  For all purposes of this Agreement, in the performance of any duties or obligations of the Trustee or the Trust hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles IX, X and XI of the Trust Agreement.

4

11.           Indemnification.  The Administrator shall indemnify the Trust and the Trustees (as such and in their individual capacities) and their respective agents (each, an “Indemnified Person”) for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees’ and expenses, obligations, damages, claims, actions, and suits of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Indemnified Person in the absence of willful misconduct, negligence or bad faith on the part of the Indemnified Person, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator’s duties contemplated by this Agreement; provided, however, that the Administrator shall not be required to indemnify an Indemnified Person so long as the Administrator has acted pursuant to the instructions of the Trust, the Trustee, or the Owners in accordance with Sections 1(b) or 1(c) of this Agreement.

12.           Miscellaneous.

(a)           Amendments. This Agreement may be amended only by a written instrument signed by the parties hereto; provided that any amendment must be accompanied by the written consent of the Trustee and the Owners.

(b)           Successors and Assigns.  This Agreement may be assigned by the Administrator, without the consent of the Trustee or the Owners, to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Trustee and the Owners an agreement in which such corporation or other organization agrees to be bound hereunder in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

(c)           Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(i)                                     If to the Trust, to:

MG Student Loan Trust 2010-1
[c/o U.S. Bank National Association, as Trustee
One Federal Street

Boston, MA 02110
Attention: Corporate Trust Administration]

(ii)                                  If to the Administrator, to:

First Marblehead Data Services, Inc.
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, MA 02199-8157
Attention:  Ms. Rosalyn Bonaventure

with a copy to:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor

5

Boston, MA 02199-8157
Attention: Corporate Law Department

(iii)                               If to the Trustee, to:

[U.S. Bank National Association, as Trustee
One Federal Street

Boston, MA 02110
Attention: Corporate Trust Administration]

If to the Owner, to:

The National Collegiate Funding II, LLC
c/o The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, MA 02199-8157
Attention: Corporate Law Department

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

(d)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of laws provisions thereof.

(e)           Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

(f)            Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

(g)           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)           No Petition.  The parties hereto will not at any time institute against the Trust any bankruptcy proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations of the Trust under any Trust Related Agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

MG STUDENT LOAN TRUST 2010-1

By:	[U.S. Bank National Association], not in its individual capacity but solely as Trustee

By:
Name:
Title:

[U.S. BANK NATIONAL ASSOCIATION],
not in its individual capacity but solely as
Trustee

By:
Name:
Title:

FIRST MARBLEHEAD DATA SERVICES, INC.

By:
Rosalyn Bonaventure
President

Administration Agreement

EXHIBIT A
POWER OF ATTORNEY

STATE OF DELAWARE	)
)
COUNTY OF NEW CASTLE	)

KNOW ALL MEN BY THESE PRESENTS, that MG Student Loan Trust 2010-1 (the “Trust”), does hereby make, constitute and appoint First Marblehead Data Services, Inc. as administrator under the Administration Agreement dated as of July     , 2010 (the “Administration Agreement”), among the Trust; [U.S. Bank National Association], as Trustee; and First Marblehead Data Services, Inc., as Administrator, as the same may be amended from time to time, as well as its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, in connection with the acquisition, servicing, management, enforcement, collection or disposition of the Trust Loans and the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such matters that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

All powers of attorney for these purposes heretofore filed or executed by the Trust are hereby revoked.

Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED as of July     , 2010.

MG STUDENT LOAN TRUST 2010-1

By: [U.S. Bank National Association], not in its individual capacity but solely as Trustee

By:
Name:
Title:

SCHEDULE A

Duties of the Trust or Trustee
Performed by the Administrator under the Trust Agreement

(A)                              Paying to the Trustee its fees and expenses as are set forth in Section 11.01.

(B)                                Furnishing documents to the Owners under Section 10.02.

(C)                                Filing a Certificate of Termination of the Trust upon termination pursuant to Section 12.01.

(D)                               Appointing separate trustees under Section 13.02.

(E)                                 Obtaining execution by the Owners of any amendment to the Trust Agreement thereunder.

(F)                                 To engage in such activities as may be required for the acquisition, management, collection or disposition of Trust Property.

(G)                                To open one or more bank accounts on behalf of the Trust, to fund such accounts and to disburse amounts from such accounts.

Duties of the Administrator under the Trust Agreement

(A)                              Providing for the acquisition, management, collection or disposition of Trust Property.

(B)                                Providing written instructions to the Trustee as required under Section 5.02.

(C)                                Filing tax returns, reports and forms under Section 9.04.

(D)                               Interpreting and applying the provisions set forth in Articles V, VII, VIII and XII regarding application of funds, allocations of profit and loss and distributions of Trust assets, to resolve any ambiguities that may result from such application and to provide the Trustee, and the Owners with clarification of any provision as may be necessary or appropriate.

EXHIBIT C3

Special Servicing Agreement

SPECIAL SERVICING AGREEMENT

This Special Servicing Agreement, dated as of July        , 2010 (this “Agreement”), is entered into by and among First Marblehead Education Resources, Inc., a Delaware corporation having a place of business at 800 Boylston St., 34th Floor, Boston, Massachusetts 02199 (“FMER”), as the Special Servicer (together with its successors and assigns, the “Special Servicer”); MG Student Loan Trust 2010-1, a Delaware statutory trust (the “Trust”); and solely for purposes of Sections 2(B)(v), 2(B)(vi), 5, 7, 18(A) and 18(G), SunTrust Bank, a Georgia state-chartered banking corporation having an office located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SunTrust Bank”).

WHEREAS, the Special Servicer, and other subservicing agents appointed from time to time by the Special Servicer, as provided herein, are experts in the management of student loan collections; and

WHEREAS, the Trust is appointing the Special Servicer as a servicer under the Trust Agreement (as defined below), to perform certain limited duties with respect to student loans owned by the Trust (“Trust Loans”).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.               Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Program Agreement (as defined below) or Trust Agreement, as applicable. For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below:

“Loan Program Agreement” means that certain Loan Program Agreement executed April 20, 2010, by and among FMER, The First Marblehead Corporation, and SunTrust Bank.

“Trust Agreement” means that certain Trust Agreement dated as of July       , 2010 by and among The National Collegiate Funding II, LLC, [U.S. Bank National Association], as Trustee, [U.S. Bank Trust National Association], as Resident Trustee, and, with respect to Sections 2.03, 2.05(b), 4.02(d), 9.01, 9.06, 10.01(ii), 12.01 and 13.01 and Articles V and VI only, SunTrust Bank.

“Trust Loan” means (i) any Charged Off Loan and (ii) any Purchased Loan, in each case which has been assigned to the Trust from time to time pursuant to the Loan Program Agreement.

Section 2.               Appointment; Special Servicing Duties.

A.            Appointment.  The Trust hereby hires, designates and appoints the Special Servicer to perform the Special Services (as defined below), and the Special Servicer accepts such appointment and agrees to perform the Special Services with respect to the Trust Loans, in accordance with the terms of this Agreement and the Trust Agreement.

B.            Special Services.  The Special Servicer shall take such actions as it shall deem reasonably necessary or appropriate to administer and oversee the enforcement and collection of Trust Loans to maximize the collection of amounts payable on the Trust Loans (collectively, the “Special Services”), including without limitation:

(i)                                     Retaining and entering into agreements with licensed collection agencies and other legally authorized persons (the “Subservicers”) engaged in providing default collection services, in form and substance satisfactory to the Special Servicer, pursuant to which the Subservicers, for and on behalf of the Trust, will contact borrowers with respect to the Trust Loans, and seek enforcement and collection of such Trust Loans;

(ii)                                  At the sole discretion of the Special Servicer, (a) performing periodic audits of Subservicers for compliance and performance reviews and (b) providing oversight of the activities of Subservicers with regard to account management, litigation assistance, and/or settlement strategies;

(iii)                               Replacing any Subservicer who, in the sole judgment of the Special Servicer, is deemed to be deficient or negligent in performing the duties outlined in its subservicing agreement with the Special Servicer;

(iv)                              Requiring, in the applicable subservicing agreement, the Subservicers to provide certain monthly reports to the Special Servicer with respect to Trust Loans serviced by such Subservicer, in each case, in form and substance satisfactory to the Special Servicer;

(v)                                 Remitting and causing each Subservicer to remit weekly to the FMER Collection Account (as defined below), Recoveries collected on all Charged Off Loans serviced by such Subservicer for the Trust;

(vi)                              Establishing and maintaining an account or accounts (“FMER Collection Account”) for the deposit by each Subservicer of Recoveries on all Charged Off Loans serviced by each Subservicer and depositing on a [weekly] basis in the Participation Account all Recoveries so deposited in the FMER Collection Account;

(vii)                           Remitting and causing each Subservicer to remit weekly to the Purchased Loan Collection Account (as defined below), net collections collected on all Purchased Loans serviced by such Subservicer for the Trust;

(viii)                        Maintaining the [“Third Party” account currently at U.S. Bank] (“Purchased Loan Collection Account”) for the deposit by each Subservicer of net collections on all Purchased Loans serviced by each Subservicer and depositing on a [monthly] basis in the [NCF II Account] all net collections so deposited in the Purchased Loan Collection Account;

(ix)                                Reviewing default notification packages (which packages shall contain the information, reports and documents required in the Servicing Guidelines) prepared by the Servicer with respect to Trust Loans to confirm, on the basis of such review, that the Servicer has complied with the Servicing Guidelines in servicing the Trust Loans;

(x)                                   Receiving reports from Subservicers related to payments with respect to Trust Loans and updating records with respect to Trust Loans as interest and other charges accrue and amounts are collected;

(xi)                                Transferring all collection activities to Subservicers, provided that the Special Servicer shall not be required to transfer such collection activities if the

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Administrator determines that it is likely that collections would not be maximized on such Trust Loans if the collection activities were transferred to Subservicers;

(xii)                             Retaining counsel on behalf of the Trust (whether directly or through collection agencies) to further pursue enforcement and collection of Trust Loans, including through litigation and bankruptcy or probate proceedings; and

(xiii)                          Negotiating any settlement or compromise of any claim with respect to a Trust Loan, which in the reasonable judgment of the Special Servicer or the applicable Subservicer is more likely to produce greater proceeds of collection than by virtue of a forbearance, payment arrangement or other accommodation with the Borrower.

Section 3.               Subservicers.    In carrying out its duties under this Agreement, the Special Servicer may retain and employ Subservicers to perform any of the Special Services, and to commence any actions or proceedings the Subservicers deem necessary or appropriate in connection with such enforcement or collection efforts on Trust Loans.

Section 4.               Servicing Fee.  As compensation for the performance of the Special Servicer’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Special Servicer shall not receive any fee under this Agreement, but rather shall receive only the fee set forth in Section 6.4.1 of the Loan Program Agreement, paid to the Servicer and then remitted to FMER by the Servicer.

Section 5.               Term of Agreement; Resignation and Removal of Special Servicer.

A.            This Agreement shall continue in force until the principal and interest balance of each Trust Loan has been fully paid or otherwise discharged, whether by settlement or other means, upon which event this Agreement shall automatically terminate.

B.            Subject to Section 5(C) of this Agreement, the Trustee shall remove the Special Servicer by delivering to the Special Servicer written notice of termination if any of the following events shall occur:

(i)                                     The Special Servicer shall default in the performance of any of its duties under this Agreement and, after written notice of such default, shall not cure such default within 45 days (or such longer period as shall be reasonably satisfactory to the Trustee);

(ii)                                  A court of competent jurisdiction shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, with respect to any involuntary case commenced against the Special Servicer under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or shall appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Special Servicer or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)                               The Special Servicer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such

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law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of its creditors or shall fail generally to pay its debts as they become due.

The Special Servicer agrees that if any of the events specified in clauses (ii) or (iii) of this Section 5(B) shall occur, it shall give written notice thereof to the Trustee, within five (5) Business Days after the happening of such event.

C.            No removal of the Special Servicer pursuant to this Section 5 shall be effective until a Successor Special Servicer (as defined below) shall have agreed in writing to be bound by the terms of this Agreement or a substantially similar agreement providing for the collection of Trust Loans.

Section 6.               Action upon Termination or Removal.  Promptly upon the effective date of termination of this Agreement or removal of the Special Servicer pursuant to Section 5 of this Agreement, the Special Servicer shall forthwith upon such termination pursuant to Section 5 of this Agreement deliver to the Trust or its designee, all property and documents of or relating to the Trust Loans then in the custody of the Special Servicer pursuant to this Agreement.  In the event of the removal of the Special Servicer pursuant to Section 5 of this Agreement, the Special Servicer, for a period of not less than 120 days following notice of such removal, shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Special Servicer to the applicable Successor Special Servicer, including, without limitation, remitting or causing the Subservicers to remit net collections received on Trust Loans to the FMER Collection Account or the Purchased Loan Collection Account, as applicable.

Section 7.               Successor Special Servicer.

A.            In the event of the removal of the Special Servicer pursuant to Section 5 of this Agreement, SunTrust Bank shall have the right in its discretion to appoint a successor Special Servicer (“Charged Off Loans Successor Special Servicer”) to assume the rights, duties and obligations of the Special Servicer and/or the Subservicers solely related to the Charged Off Loans under this Agreement.

B.            In the event of the removal of the Special Servicer pursuant to Section 5 of this Agreement, the Trustee, at the direction of the Owners, shall have the right in its discretion to appoint a successor Special Servicer (“Purchased Loans Successor Special Servicer” and together with the Charged Off Loans Successor Special Servicer, the “Successor Special Servicer”) to assume the rights, duties and obligations of the Special Servicer and/or the Subservicers solely related to the Purchased Loans under this Agreement; provided that the Purchased Loans Successor Special Servicer and the Trust shall enter into a new agreement for the servicing of the Purchased Loans, which such agreement shall contain terms no less favorable to the Trust than those contained in this Agreement (the “Purchased Loans Servicing Agreement”).

C.            In order to facilitate the performance of the applicable Successor Special Servicer’s duties under this Agreement or the Purchased Loans Servicing Agreement, as the case may be, for a period of not less than 120 days following the removal of the Special Servicer pursuant to Section 5 of this Agreement the Special Servicer will provide to the applicable Successor Special Servicer reasonable access, during normal business hours and upon reasonable prior notice (and subject to standard confidentiality restrictions), to all files, systems and employees of the Special Servicer then used in the provision of the Special Services with respect to the Trust Loans.  Without limiting the generality of the foregoing, the Special Servicer agrees to cooperate with the applicable Successor Special Servicer (or its

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designee) to facilitate the orderly transfer of its duties under this Agreement, including without limitation, notifying the Subservicers, collection agents and other appropriate parties of the transfer of the Special Servicer function and providing (or causing the Subservicers to provide) the applicable Successor Special Servicer with all documents and records in electronic or other form reasonably requested by the applicable Successor Special Servicer to enable the applicable Successor Special Servicer or its designee to assume the Special Servicer’s functions under this Agreement and shall, as applicable, (i) deposit into the Participation Account all Recoveries deposited into the FMER Collection Account during such period and (ii) deposit into the [NCF II Account] all net collections deposited into the Purchased Loan Collection Account during such period.

D.            In the event that a Successor Special Servicer begins performing the Special Services, it shall be authorized to accept and rely on all of the accounting, records (including computer records) and work of the Special Servicer or any Subservicer (collectively, the “Predecessor Work Product”) without any audit or other examination thereof, and it shall have no duty, responsibility, obligation or liability for the acts and omissions of the Special Servicer or of Subservicers.  If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Work Product and such Errors make it materially more difficult to service or would cause or materially contribute to the Successor Special Servicer making or continuing any Errors (collectively, “Continued Errors”), the Successor Special Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors, which shall be the responsibility of Special Servicer.  In performing the obligations of the Special Servicer under this Agreement, the Successor Special Servicer shall be entitled to rely conclusively on the reports and other information which it may receive from a Subservicer, including as to the accuracy and completeness thereof.

E.             Out of pocket costs and expenses (including the fees of its counsel and agents) incurred by the Successor Special Servicer in connection with the transition of services hereunder during the 120 day period following notice of the removal of FMER as Special Servicer shall be borne by FMER.  To the extent that such expenses are not paid by FMER (but without limiting or discharging its liability therefor), such expenses shall be paid by FMDS, as Administrator, who may seek reimbursement from the Trust.

Section 8.               Representations and Warranties.

A.            The Special Servicer hereby makes the following representations and warranties to the Trust:

(i)                                     Organization and Good Standing.  The Special Servicer is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States, and is in compliance with the laws of each state in which any of its property is located to the extent necessary to perform its obligations hereunder.

(ii)                                  No Violation.  Neither the execution and delivery by the Special Servicer of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by the Special Servicer with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of the Special Servicer, any of the provisions of any judgment, decree, demand, or order of any federal, state, or local court binding on the Special Servicer, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which the Special Servicer

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is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Neither the execution and delivery by the Special Servicer of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by the Special Servicer with the provisions hereof, will, to its knowledge, result in a breach of any law, rule or regulation of any federal, state or local governmental or regulatory authority binding on the Special Servicer.  The Special Servicer is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in the Special Servicer’s good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of the Special Servicer.

(iii)                               Authorization and Enforceability.  The execution and delivery by the Special Servicer of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by the Special Servicer with the terms hereof are within the powers of the Special Servicer, and have been duly authorized by all necessary action on the part of the Special Servicer. All organizational resolutions and consents necessary for the Special Servicer to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by the Special Servicer and constitutes the legal, valid and binding obligation of the Special Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. The Special Servicer has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Special Servicer, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Special Servicer.

(iv)                              Approvals and Permits.  The Special Servicer possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and it has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the ability of the Special Servicer to perform its obligations hereunder.

(v)                                 No Litigation.  No litigation is pending or, to the best of the Special Servicer’s knowledge, threatened against it, which, if determined adversely to the Special Servicer would prohibit the Special Servicer from entering into this Agreement or, in the good faith and reasonable judgment of the Special Servicer, is likely to materially and adversely affect either its ability to perform its obligations hereunder or the financial condition of the Special Servicer.

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Section 9.               Indemnification.  The Special Servicer will indemnify the Trust, the Trustee, and their respective officers, directors, employees and agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys’ fees and expenses, incurred in the absence of willful misconduct, negligence or bad faith on the part of the Trust, the Trustee and their respective agents, arising out of the willful misconduct, negligence or bad faith of the Special Servicer (or its agents) in the performance of the Special Servicer’s duties contemplated by this Agreement; provided that neither the Special Servicer nor any of its directors, officers, employees or agents shall be liable for any action taken or for refraining from the taking of any action pursuant to instructions or directions from the Administrator or the Trustee or in accordance with this Agreement.

Section 10.             Records; Inspection.  The Special Servicer shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Trustee at any time during normal business hours.  The Special Servicer hereby grants the Trustee the right to perform ongoing due diligence review of the Special Servicer’s activities hereunder at the sole cost and expense of the Special Servicer; provided that such due diligence be conducted in a reasonable manner, convenient to the Special Servicer.

Section 11.             Reporting; Additional Information to be Furnished.  On the tenth (10th) Business Day after the end of each calendar month, the Special Servicer shall furnish the Administrator on behalf of the Trust, an electronically transferred data file containing a monthly collection report regarding the Trust Loans in a form satisfactory to the Administrator.  The Special Servicer shall furnish to the Administrator on behalf of the Trust from time to time such additional information regarding the Trust Loans as the Administrator on behalf of the Trust shall reasonably request.

Section 12.             Subservicing Agreements.  The Special Servicer will cause each subservicing agreement with a Subservicer to contain provisions consistent with this Agreement, including provisions requiring the applicable Subservicer to maintain adequate records and procedures with respect to a Trust Loan and its performance.  Each subservicing agreement shall be terminable by the Special Servicer (including for the avoidance of doubt, the Successor Special Servicer acting as successor Special Servicer) upon 30 days written notice, and shall provide that any Successor Special Servicer shall succeed to the Special Servicer thereunder.  The Special Servicer shall promptly provide the Trustee copies of all existing subservicing agreements with a Subservicer upon written request.

Section 13.             Amendments.  This Agreement may be amended from time to time by the parties hereto, provided that any amendment must be accompanied by the written consent of the Administrator.

Section 14.             Independence of the Special Servicer.  For all purposes of this Agreement, the Special Servicer shall be an independent contractor and shall not be subject to the supervision of the Trust with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Trust, the Special Servicer shall have no authority to act for or represent the Trust in any way other than as specified hereunder.

Section 15.             No Joint Venture.  Nothing contained in this Agreement (A) shall constitute the Special Servicer and the Trust as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (B) shall be construed to impose any liability as such on any of them, or (C) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

Section 16.             Other Activities of the Special Servicer.  Nothing herein shall prevent the Special Servicer or its Affiliates from engaging in other businesses or, in its or their sole discretion, from acting in

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a similar capacity as servicer for any other person or entity even though such person or entity may engage in business activities similar to those of the Trust.

Section 17.             Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

If to the Special Servicer, to:

First Marblehead Education Resources, Inc.

The Prudential Tower

800 Boylston Street – 34th Floor

Boston, MA 02199-8157

Attention: Ms. Rosalyn Bonaventure

With a copy to:

The First Marblehead Corporation

The Prudential Tower

800 Boylston Street - 34th Floor

Boston, MA 02199-8157

Attention: Corporate Law Department

If to the Trust to:

MG Student Loan Trust 2010-1

[c/o U.S. Bank National Association, as Trustee

One Federal Street

Boston, MA 02110

Attention: Corporate Trust Administration]

With a copy to:

First Marblehead Data Services, Inc.
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attention:  Ms. Rosalyn Bonaventure

Or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, sent by overnight courier for next-day delivery or hand-delivered to the address of such party as provided above.

Section 18.             Miscellaneous.

A.            Successors and Assigns.  This Agreement may not be assigned by the Special Servicer unless such assignment is previously consented to in writing by the Trustee and SunTrust Bank; provided that, if the assignment of this Agreement relates solely to matters related to Purchased Loans, the consent of SunTrust Bank shall not be required.  An assignment with such consent, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Special Servicer is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Special Servicer, without the

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consent of the Trustee or SunTrust Bank to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Special Servicer; provided that such successor organization executes and delivers to the Trustee and the other parties hereto an agreement in which such corporation or other organization agrees to be bound hereunder in the same manner as the Special Servicer is bound hereunder.  Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

B.            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of laws provisions thereof.

C.            Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

D.            Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

E.             Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F.             Limitation of Liability of Trustee.  Notwithstanding anything contained herein to the contrary, this instrument has been executed by [U.S. Bank National Association], not in its individual capacity but solely in its capacity as Trustee of the Trust, and in no event shall [U.S. Bank National Association] in its individual capacity or any Owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust.  For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles IX and X of the Trust Agreement.

G.            Third Party Beneficiary.  The parties hereto acknowledge that SunTrust Bank is a third party beneficiary hereof and is entitled to enforce their respective rights hereunder as if actually a party hereto.

H.            No Petition.  The parties hereto will not at any time institute against the Trust any bankruptcy proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations of the Trust.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Special Servicing Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

FIRST MARBLEHEAD EDUCATION RESOURCES, INC., as the Special Servicer

By:
Name:
Title:

MG STUDENT LOAN TRUST 2010-1

By: [U.S. Bank National Association], not in its individual capacity but solely as Trustee

By:
Name:
Title:

FOR PURPOSES OF SECTIONS 2(B)(v), 2(B)(vi), 5, 7, 18(A) and 18(G):

SUNTRUST BANK

By:
Name:
Title:

ACKNOWLEDGED AND CONFIRMED:

FIRST MARBLEHEAD DATA SERVICES, INC., as Administrator

By:
Name:
Title:

EXHIBIT D1

TransUnion Addendum

TransUnion Addendum

AGENT ADDENDUM TO THE TRANSUNION MASTER SERVICES

AGREEMENT FOR CONSUMER REPORTING AND ANCILLARY SERVICES

This Agent Addendum (“Addendum”), effective the 15th day of July, 2010 (the “Effective Date”), by and between Trans Union LLC, with its principal place of business located at 555 West Adams, Chicago, Illinois 60661 (“TransUnion”), SunTrust Bank, with its principal place of business located at 303 Peachtree Street, Atlanta, GA 30308 (“SUBSCRIBER”), and First Marblehead Education Resources, Inc., with its principal place of business located at One Cabot Road, Medford, Massachusetts 02155 (“Agent”), is meant to modify the terms of the Master Agreement for Consumer Reporting and Ancillary Services entered between TransUnion and Subscriber on or about August 26, 2003 (the “MSA”).

RECITALS

WHEREAS, SUBSCRIBER has entered into an agreement with Agent for the purpose of conducing the project indicated on the attached Schedule A (the “Project”);

WHEREAS, the Project requires TransUnion to disclose Services and Services Information directly to Agent on behalf of SUBSCRIBER;

WHEREAS, SUBSCRIBER desires TransUnion disclose such Services and Services Information directly to Agent, and TransUnion has agreed to such disclosure, subject to the terms contained in both the MSA and this Addendum; and,

WHEREAS, SUBSCRIBER desires that TransUnion invoice Agent for the Services and Services Information disclosed to Agent as more fully explained herein.

NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.               The forgoing Recitals are hereby incorporated by reference as a material part of this Agreement.

2.               Capitalized terms not defined herein shall have the definition ascribed in the MSA.

3.               SUBSCRIBER hereby appoints Agent its agent with all necessary authority to disclose to, and, request and receive from, TransUnion, Services or Services Information.  Moreover, SUBSCRIBER hereby authorizes TransUnion to disclose Services and Services information to Agent.

4.               SUBSCRIBER hereby represents to TransUnion that it has entered into a written agreement with Agent containing obligations and restrictions consistent with its obligations and restrictions under the MSA.  SUBSCRIBER further agrees to enforce such obligations and restrictions against Agent to the satisfaction of TransUnion, and to immediately notify TransUnion upon the discovery of any violation of such obligations and restrictions by Agent.  In the event SUBSCRIBER fails to enforce said obligations and restrictions to TransUnion’s satisfaction, SUBSCRIBER hereby agrees to assign to TransUnion all such enforcement rights against Agent.

5.               TransUnion, subject to the terms of the MSA and this Addendum, agrees to: 1) disclose Services and Services Information to Agent on behalf of SUBSCRIBER; and, 2) allow Agent to access Services and Services Information on behalf of Subscriber.

6.               Agent certifies that it will request and use any information provided as part of the TransUnion services pursuant to this Addendum in compliance with the terms and conditions of the MSA and only on behalf of SUBSCRIBER one-time and only for the specific permissible purpose certified by SUBSCRIBER at the time of its request.  Agent further certifies that it will limit the disclosure of Services and Services Information to those individuals inside its organization with a “need to know”, and that it will not disclose such information to any third party other than the SUBSCRIBER.

7.               SUBSCRIBER and Agent shall at all times be responsible for compliance with, and any violation of, the terms, certifications, obligations and restrictions as set forth in the MSA with respect to Services and/or Services Information disclosed to Agent, including, but not limited to, those terms related to compliance with laws and security.  Moreover, and without regard to any cap on liability set forth in the MSA, SUBSCRIBER and Agent shall jointly and severally defend, indemnify and hold TransUnion harmless from and against any and all claims, expenses, costs, damages, settlements, judgments or awards, including attorney’s fees, directly or indirectly resulting from, or alleged to have directly or indirectly resulted from, disclosure hereunder.

8.               SUBSCRIBER authorizes, and TransUnion agrees, that for any Services and/or Services Information accessed by its Agent, TransUnion will invoice SUBSCRIBER care-of Agent, at a rate previously agreed upon by TransUnion and Agent, at the following address One Cabot Road , Medford, Massachusetts 02155, which may be changed upon written notice to TransUnion in accordance with Paragraph 11.  Agent shall remit to TransUnion payment to TransUnion Invoice within thirty (30) days of the invoice date, regardless whether or not it has collected such payment from SUBSCRIBER.  Without limiting any of TransUnion’s remedies for non payment or late payment of invoices, invoices which are not paid by Agent within sixty (60) days of the invoice date shall be subject to a late charge of one and one-half percent (1.5%) per month (18% per year) or the maximum allowed by law, whichever is less.  If collection efforts are required, Agent shall pay all costs of collection, including reasonable attorneys’ fees.

9.               Notwithstanding the forgoing, SUBSCRIBER, in accordance with the terms of the MSA, shall remain responsible for payment of any unpaid or untimely paid invoices, as well as any fees associated therewith, submitted to SUBSCRIBER care-of Agent.

10.         Agent recognizes the confidential nature of the information contained in the TransUnion invoice(s).  Agent shall keep all information in any way related to the TransUnion invoice(s), whether received from either TransUnion or SUBSCRIBER, in confidence and shall not use such information except for purposes of this Addendum, nor disclose such information to any person or persons outside of its organization.  Moreover, Agent shall limit the disclosure of such information inside its organization to employees having a need to know who are subject to written obligations of confidentiality substantially similar to those contained herein.  Furthermore, no information related to the TransUnion invoice(s), whether received from TransUnion or SUBSCRIBER, shall be copied or duplicated in any form or manner except as necessary to carry out the purpose of this Addendum.

11.         All notices and correspondence required under the Addendum shall be sent to the Parties at the following addresses.  Either party may change such name and address by notice to the other in accordance herewith.  Any such change shall take effect immediately upon receipt of such notice.

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If to TransUnion: TransUnion LLC 555 West Adams Chicago, IL 60661 Attn: General Counsel

If to SunTrust: SunTrust Bank 1001 Semmes Avenue Mail Code CS-RVW-7900 Richmond, VA 23224 Attn: Mark Smith, Executive Vice President	With a copy to: SunTrust Bank Legal Department 303 Peachtree St., NE – 36th Floor Atlanta, GA 30308

If to FMER: First Marblehead Education Resources, Inc. One Cabot Road Medford, MA 02155 Attn: Managing Director	With a copy to: The First Marblehead Corporation Legal Department 800 Boylston Street, 34th Floor Boston, MA 02199-8157

12.         All terms of the MSA are incorporated into this Addendum and are expressly applicable to all orders and payments hereunder.  In the event of a conflict between any of the terms of this Addendum and those of the MSA, the terms of this Addendum shall govern.  The remaining terms of the MSA shall at all times remain in full force and effect.

13.         This Addendum shall be coterminous with the MSA unless earlier terminated by SUBSCRIBER in accordance with the termination provisions contained in the MSA or by TransUnion upon written notice to SUBSCRIBER.

[Signatures appear on next page]

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IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Addendum to be executed by their duly authorized representatives as of the Effective Date.

TransUnion LLC		SunTrust Bank

By:	/s/ Steve Sassaman	By:	/s/ Joe McDonald

	Steve Sassaman, Executive Vice President		Joe McDonald, First Vice-President
	Name and Title of Signer		Name and Title of Signer

	As of 7/15/10		July 15, 2010
	Date Signed		Date Signed

First Marblehead Education Resources, Inc.

By:	/s/ Michael Plunkett

Michael Plunkett, Managing Director
Name and Title of Signer

28 July 2010
Date Signed

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Schedule A

Project Description: Custom Choice Loansm Student Loan Origination

All SUBSCRIBER orders placed hereunder shall be made under the following TransUnion Subscriber Code: [**].

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EXHIBIT D2

TransUnion FICO Addendum

AGENT ADDENDUM

AGENT SERVICE ADDENDUM TO THE FICO SCORE SERVICES AGREEMENT

This Agent Service Addendum (the “Addendum”), effective the 15th day of July, 2010 (the “Effective Date”), by and between Trans Union LLC, with its principal place of business located at 555 West Adams, Chicago, Illinois 60661 (“TransUnion”), Fair Isaac Corporation, with its principal place of business located at 901 Marquette Avenue Suite 3200 Minneapolis, MN 55402 (“FICO”), SunTrust Bank, with a place of business located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SUBSCRIBER”), and First Marblehead Education Resources, Inc. with its principal place of business located at One Cabot Road, Medford, Massachusetts 02155 (“Agent”), and is intended to modify the terms of the Agreement for Fair Isaac Score Services entered between TransUnion, FICO and SUBSCRIBER on or about July 15th, 2010 (the “FICO Agreement”) as more fully explained herein.

RECITALS

WHEREAS, SUBSCRIBER has entered into an agreement with Agent for the purpose of conducing the project indicated on the attached Schedule A (the “Project”);

WHEREAS, the Project requires TransUnion to disclose FICO Score Services directly to Agent on behalf of SUBSCRIBER;

WHEREAS, SUBSCRIBER desires TransUnion disclose such FICO Score Services directly to Agent, and TransUnion and FICO have agreed to such disclosure, subject to the terms contained in both the FICO Agreement and this Addendum; and,

WHEREAS, SUBSCRIBER desires that TransUnion invoice Agent for the FICO Score Services disclosed to Agent as more fully explained herein.

NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.               The forgoing Recitals are hereby incorporated by reference as a material part of this Agreement.

2.               Capitalized terms not defined herein shall have the definition ascribed in the FICO AGREEMENT.

3.               SUBSCRIBER hereby appoints Agent its agent with all necessary authority to request and receive from TransUnion, FICO Score Services. Moreover, SUBSCRIBER hereby authorizes TransUnion to disclose FICO Score Services to Agent.

4.               SUBSCRIBER shall at all times be responsible and ensure Agent’s compliance with the terms and conditions of the FICO AGREEMENT. Additionally SUBSCRIBER hereby represents to TransUnion and FICO that it has entered into a written agreement with Agent containing obligations and restrictions consistent with its obligations and restrictions under the FICO AGREEMENT. SUBSCRIBER further agrees to enforce such obligations and restrictions against Agent to the satisfaction of TransUnion and FICO, and to immediately notify TransUnion and FICO upon the discovery of any

1

violation of such obligations and restrictions by Agent. In the event SUBSCRIBER fails to enforce said obligations and restrictions to TransUnion’s and/or FICO’s satisfaction, SUBSCRIBER hereby agrees to assign to TransUnion and/or FICO, as the case may be, all such enforcement rights against Agent.

5.               TransUnion and FICO, subject to the terms of the FICO AGREEMENT and this Addendum, agrees to: 1) disclose FICO Score Services to Agent on behalf of SUBSCRIBER.

6.               Agent certifies that it will request and use any information provided as part of the FICO Score Services in compliance with the terms and conditions of the FICO AGREEMENT and only on behalf of SUBSCRIBER. Agent further certifies that it will limit the disclosure of FICO Score Services to those individuals inside its organization with a “need to know”, and that it will not disclose such information to any third party other than the SUBSCRIBER.

7.               SUBSCRIBER and Agent shall at all times be responsible for compliance with, and any violation of, the terms, certifications, obligations and restrictions as set forth in the FICO AGREEMENT with respect to the FICO Score Services disclosed to Agent, including, but not limited to, those terms related to compliance with laws and security. Moreover, and without regard to any cap on liability set forth in the FICO Agreement, SUBSCRIBER and Agent shall jointly and severally defend, indemnify and hold TransUnion and FICO harmless from and against any and all claims, expenses, costs, damages, settlements, judgments or awards, including attorney’s fees, directly or indirectly resulting from, or alleged to have directly or indirectly resulted from, disclosure hereunder.

8.               SUBSCRIBER authorizes, and TransUnion agrees, that for any Services and/or Services Information accessed by its Agent, TransUnion will invoice SUBSCRIBER care-of Agent, at a rate previously agreed upon by TransUnion and Agent, at the following address First Marblehead Education Resources, Inc., Loan Origination, One Cabot Road, Medford, MA 02155, which may be changed by SUBSCRIBER or Agent upon written notice to TransUnion in accordance with paragraph 11. Notwithstanding the forgoing, SUBSCRIBER, in accordance with the terms of the FICO Agreement, shall remain responsible for payment of any unpaid or untimely paid invoices, as well as any fees associated therewith, submitted to SUBSCRIBER care-of Agent.

9.               Notwithstanding the forgoing, SUBSCRIBER, in accordance with the terms of the FICO AGREEMENT, shall remain responsible for payment of any unpaid or untimely paid invoices, as well as any fees associated therewith, submitted to SUBSCRIBER care-of Agent.

10.         Agent recognizes the confidential nature of the information contained in the TransUnion invoice(s). Agent shall keep all information in any way related to the TransUnion invoice(s), whether received from either TransUnion or SUBSCRIBER, in confidence and shall not use such information except for purposes of this Addendum, nor disclose such information to any person or persons outside of its organization. Moreover, Agent shall limit the disclosure of such information inside its organization to employees having a need to know who are subject to written obligations of confidentiality substantially similar to those contained herein. Furthermore, no information related to the TransUnion invoice(s), whether received from TransUnion or SUBSCRIBER, shall be copied or

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duplicated in any form or manner except as necessary to carry out the purpose of this Addendum.

11.         All notices and correspondence required under the Addendum shall be sent to the Parties at the following addresses. Either party may change such name and address by notice to the other in accordance herewith. Any such change shall take effect immediately upon receipt of such notice.

TransUnion LLC	SunTrust Bank (Subscriber)
555 West Adams	1001 Semmes Avenue
Chicago, IL 60661	Richmond, Virginia 23224
Attn: General Counsel	Attn: W. Mark Smith
Executive Vice President

FMER Loan Originations (Agent)
One Cabot Road
Medford, Massachusetts 02155
Attn: Managing Director

12.         All terms of the FICO AGREEMENT are incorporated into this Addendum and are expressly applicable to all orders and payments hereunder. In the event of a conflict between any of the terms of this Addendum and those of the FICO AGREEMENT, the terms of this Addendum shall govern. The remaining terms of the FICO AGREEMENT shall at all times remain in full force and effect.

13.         This Addendum shall be coterminous with the FICO AGREEMENT unless earlier terminated by SUBSCRIBER in accordance with the termination provisions contained in the FICO AGREEMENT or by TransUnion or FICO upon written notice to SUBSCRIBER.

[Signatures appear on next page.]

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IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Addendum to be executed by their duly authorized representatives as of the Effective Date.

Trans Union LLC		SunTrust Bank
for itself and Fair Isaac Corporation

By:	/s/ Steve Sassaman	By:	/s/ Joe McDonald

	Steve Sassaman, EVP		Joe McDonald, First Vice-President
	Name and Title of Signer		Name and Title of Signer

	As of 7/15/10		July 15, 2010
	Date Signed		Date Signed

First Marblehead Education Resources, Inc.

By:	/s/ Michael Plunkett

Michael Plunkett, Managing Director
Name and Title of Signer

28 July 2010
Date Signed

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Schedule A

Project Name: Custom Choice LoanSM Student Loan Origination

Project Description:

All SUBSCRIBER orders placed hereunder shall be made under the following TransUnion Subscriber Code(s): [**].

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EXHIBIT E

Amended FMC Variable Rate Compensation

Adopted as part of Exhibit B to the Loan Program Agreement

Margin to be Earned by FMC by Pricing Segment

FM Variable Rate Compensation

Repayment Type	Repayment Term	1		2		3		4		5		6
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%
[**]	[**]	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%	[**]	%